     As filed with the Securities and Exchange Commission on April 28, 1999
                                                      1933 Act File No. 02-90946
                                                      1940 Act File No. 811-4015
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933       [X]

                         POST-EFFECTIVE AMENDMENT NO. 50    [X]
                             REGISTRATION STATEMENT
                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940   [X]

                                AMENDMENT NO. 53            [X]

                         EATON VANCE MUTUAL FUNDS TRUST
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)

                 24 Federal Street, Boston, Massachusetts 021109
                  ---------------------------------------------
                    (Address of Principal Executive Offices)

                                 (617) 482-8260
                                 --------------
                         (REGISTRANT'S TELEPHONE NUMBER)

         ALAN R. DYNNER, 24 Federal Street, Boston, Massachusetts 02110
          -------------------------------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective pursuant to Rule 485 (check appropriate box):

[ ] immediately upon filing pursuant to paragraph (b)
[x] on May 3, 1999 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2)

If appropriate, check the following box:

[ ] this post effective amendment designates a new effective date for a previously filed post-effective amendment.

     Cash Management Portfolio and Government Obligations Portfolio have also executed this Registration Statement.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

LOGO
     Investing
       for the
          21st
    Century(R)





                                   EATON VANCE
                          GOVERNMENT OBLIGATIONS FUND



                    A mutual fund seeking high current return

                                Prospectus Dated
                                   May 1, 1999



 The Securities and Exchange commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete.
            Any representation to the contrary is a criminal offense.


Information in this prospectus
                                             Page                           Page
--------------------------------------------------------------------------------
Fund Summary                                   2      Sales Charges           7
Investment Objective & Principal Policies             Redeeming Shares
  and Risks                                    4      Shareholder Account     8
Management and Organization                    5        Features              9
Valuing Shares                                 6      Tax Information        10
Purchasing Shares                              6      Financial Highlights   11
--------------------------------------------------------------------------------


 This prospectus contains important information about the Fund and the services available to shareholders. Please save it for reference.

FUND SUMMARY

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES. The Fund's investment objective is to provide a high current return. The Fund invests primarily in mortgage-backed securities ("MBS") issued, backed or otherwise guaranteed by the U.S. Government or its agencies or instrumentalities. The Fund also invests in U.S. Government obligations, including Treasury bills and notes, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Fund's shares are not guaranteed by the U.S. Government. The portfolio manager also uses active management techniques (such as derivatives, securities lending, short sales and forward commitments) and may borrow from banks for investment purposes. The Fund may also enter into mortgage dollar roll transactions.


The Fund currently invests its assets in a separate registered investment company with the same objective and policies as the Fund.


PRINCIPAL RISK FACTORS. The value of Fund shares may be adversely affected by fluctuations in interest rates and the prepayment of the mortgage loans underlying the MBS held by the Fund. Mortgage loans are most likely to be prepaid in a declining interest rate environment. The portfolio manager attempts to minimize prepayment risk by acquiring MBS with underlying mortgage loans that have had a history of stable refinancing rates relative to interest rate fluctuations. The value of Fund shares can also be adversely affected by the existence of premiums on the price of MBS it desires to acquire

The Fund engages in active management strategies which involve risks. Although used primarily to hedge risk, derivative transactions (such as futures contracts and options thereon, options and short sales-against-the-box) and mortgage dollar rolls subject the Fund to increased risk of principal loss. Borrowing for investment purposes is a speculative practice and may exaggerate any increase or decrease in the value of Fund shares. By lending its securities, the Fund could incur delays in recovery or loss if the borrower of the securities fails.


The Fund is not a complete investment program and you may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION. The following bar chart and table provide information about the Fund's performance, including a comparison of the Fund's performance to the performance of a broad-based, unmanaged market index of intermediate-maturity, U.S. government bonds. Although past performance is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change from year-to-year. The following returns are for Class A shares for each calendar year through December 31, 1998 and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower.


13.2%     9.0%      14.4%     5.3%      9.3%      -2.0%     14.0%     4.5%      7.3%      5.6%
1989      1990      1991      1992      1993      1994      1995      1996      1997      1998



The Fund's  highest  quarterly  total return was 7.1% for the quarter ended June
                                                 ---
30, 1989, and its lowest quarterly return was -1.9% for the quarter ended March 31, 1994.

                                                            One       Five       Ten
 Average Annual Total Return as of December 31, 1998        Year     Years       Years
--------------------------------------------------------------------------------------
 Class A Shares                                             0.5%      4.7%       7.4%
 Class B Shares                                            -0.1%      4.8%       7.5%
 Class C Shares                                             3.9%      4.9%       7.4%
 Lehman Brothers Intermediate Government Bond Index         8.5%      6.1%       8.3%


These returns reflect the maximum sales charge for Class A (4.75%) and any applicable CDSC for Class B and Class C. The Class B and Class C performance shown above for the period prior to November 1, 1993, is the performance of Class A shares, adjusted for the sales charge that applies to Class B or Class C shares (but not adjusted for any other differences in the expenses of the classes). The Lehman Brothers Intermediate Government Bond Index is a broad-based, unmanaged market index of intermediate-maturity, U.S. government bonds. Investors cannot invest directly in an Index. (Source for Lehman Brothers Intermediate Government Bond Index returns: Lipper, Inc.)


FUND FEES AND EXPENSES. These tables describe the fees and expenses that you may pay if you buy and hold shares.


 Shareholder Fees
 (fees paid directly from your investment)                                 Class A   Class B   Class C
------------------------------------------------------------------------------------------------------
 Maximum Sales Charge (Load) (as a percentage of offering price)             4.75%     None     None
 Maximum Deferred Sales Charge (as a percentage of the lower of net
  asset value at time of purchase or time of redemption)                      None     5.00%    1.00%
 Sales Charge Imposed on Reinvested Distributions                             None     None     None
 Exchange Fee                                                                 None     None     None

 Annual Fund Operating Expenses
 (expenses that are deducted from Fund assets)                             Class A    Class B  Class C
------------------------------------------------------------------------------------------------------
 Management Fees                                                             0.75%     0.75%     0.75%
 Distribution and Service (12b-1) Fees*                                      0.00%     1.00%     1.00%
 Other Expenses**                                                            0.57%     0.32%     0.32%
                                                                             ----      ----      -----
 Total Annual Fund Operating Expenses                                        1.32%     2.07%     2.07%

* Long-term shareholders of Class B and Class C shares may pay more than the economic equivalent of the front-end sales charge permitted by the National Association of Securities Dealers, Inc.

**   Other Expenses for Class A shares includes a service fee of 0.25%.

EXAMPLE. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                       1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
  Class A shares                       $  603    $   873    $ 1,164      $ 1,990
  Class B shares                       $  710    $ 1,049    $ 1,314      $ 2,400
  Class C shares                       $  310    $   649    $ 1,114      $ 2,400

You would pay the following expenses if you did not redeem your shares:

                                         1 Year   3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
  Class A shares                         $ 603    $ 873     $ 1,164      $ 1,990
  Class B shares                         $ 210    $ 649     $ 1,114      $ 2,400
  Class C shares                         $ 210    $ 649     $ 1,114      $ 2,400

INVESTMENT OBJECTIVE & PRINCIPAL POLICIES AND RISKS

The Fund's investment objective is to provide a high current return. The Fund currently seeks to meet its objective by investing in Government Obligations Portfolio (the "Portfolio"), a separate open-end investment company that has the same objective and policies as the Fund. Although the Fund's objective and policies may be changed by the Trustees without shareholder approval, the Trustees intend to submit any material change in the objective to shareholders for approval.


MORTGAGE-BACKED AND U.S. GOVERNMENT SECURITIES. The Portfolio invests primarily in mortgage-backed securities ("MBS") that are either issued by the U.S. Government (or one of its agencies or instrumentalities) or privately issued but collateralized by mortgages that are insured, guaranteed or otherwise backed by the U.S. Government, or its agencies or instrumentalities. MBS represent participation interests in pools of adjustable and fixed-rate mortgage loans. Unlike conventional debt obligations, MBS provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans.


The mortgage loans underlying MBS are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest and prepayment rate scenarios, the Portfolio may fail to recover the full amount of its investment in MBS, notwithstanding any direct or indirect governmental or agency guarantee. Because faster than expected prepayments must usually be invested in lower yielding securities, MBS are less effective than conventional bonds in "locking in" a specified interest rate. To mitigate prepayment risk, the portfolio manager considers the selection of MBS that as a group have a history of more stable prepayment rates relative to interest rate fluctuations. In a rising interest rate environment, a declining prepayment rate will extend the average life of many MBS. This possibility is often referred to as extension risk. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. The Portfolio may also invest in classes of collateralized mortgage obligations ("CMOs") and various other MBS. In choosing among CMO classes, the investment adviser will evaluate the total income potential of each class and other factors.

The Portfolio also invests in U.S. Government securities, including U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance, and obligations issued or guaranteed by U.S. Government agencies or instrumentalities ("agency obligations"). Agency obligations may be guaranteed by the U.S. Government or they may be backed by the right of the issuer to borrow from the U.S. Treasury, the discretionary authority of the U.S. Government to purchase the obligations, or the credit of the agency or instrumentality. The Portfolio may also invest in any other security or agreement collateralized or otherwise secured by U.S. Government securities. Because the U.S. Government generally is not obligated to provide support to its instrumentalities, the Portfolio will invest in obligations issued by instrumentalities only if the investment adviser determines that the credit risk with respect to such obligations is minimal.


As a result of their high credit quality and market liquidity, U.S. Government securities generally provide a lower current return than obligations of other issuers. As with other debt securities, the value of U.S. Government securities changes as interest rates fluctuate. Fluctuations in the value of securities held by the Portfolio will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value. Thus, a decrease in interest rates will generally result in an increase in the value of Fund shares. Conversely, during periods of rising interest rates, the value of Fund shares will generally decline. The magnitude of these fluctuations will generally be greater at times when the Portfolio's average maturity is longer. Under normal circumstances, the Portfolio will invest at least 65% of its total assets in securities issued, backed or otherwise guaranteed by the U.S. Government, or its agencies or instrumentalities.

ACTIVE MANAGEMENT TECHNIQUES. The Portfolio may purchase or sell derivative instruments (which derive their value from another instrument, security, index or currency) to enhance return, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the duration of obligations held by the Portfolio, or as a substitute for the purchase or sale of securities or currencies. Transactions in derivative instruments may include the purchase or sale of futures contracts on securities, indices, other financial instruments or currencies; options on futures contracts; and
exchange-traded and over-the-counter options on securities, indices or currencies and interest rate swaps. Transactions in derivative instruments involve a risk of loss due to unanticipated adverse changes in prices, interest rates, indices, or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed the initial investment therein. In addition, the Portfolio may lose the entire premium paid for purchased options that expire before they can be profitably exercised. The Portfolio incurs transaction costs in opening and closing positions in derivative instruments. There can be no assurance that the investment adviser's use of derivative instruments will be advantageous.

The Portfolio may seek to increase its income by lending portfolio securities to broker-dealers or other institutional borrowers. During the existence of a loan, the Portfolio will continue to receive the equivalent of the interest paid by the issuer on the securities loaned, or all or a portion of the interest on investment of the collateral, if any. The Portfolio may pay lending fees to such borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. Loans will be made only to organizations deemed by the Portfolio's management to be of good standing and when, in the judgment of the Portfolio's management, the consideration which can be earned from securities loans of this type, net of administrative expenses and any finders fees, justifies the attendant risk. The financial condition of the borrower will be monitored by the investment adviser on an ongoing basis. The value of the securities loaned will not exceed 30% of the Portfolio's total assets.


The Portfolio at times may enter into mortgage dollar rolls in which the Portfolio sells MBS for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal and interest paid on the MBS. The Portfolio may also enter into contracts to purchase securities at a fixed price in the future. These "forward commitments" involve a risk of loss if the security purchased declines in value before the settlement date. The Portfolio at times may also sell a security short if it continues to own at least an equal amount of that security (or certain other securities). No more than 20% of the Portfolio's assets will be subject to short sales at any one time.

The Portfolio may borrow from banks to increase its investments ("leveraging"). Such borrowings will be unsecured. The Portfolio may borrow an amount (when taken together with any borrowings for temporary purposes) equal to as much as 50% of the value of its net assets (not including such borrowings). Leveraging will exaggerate any increase or decrease in the net asset value of the securities held by Portfolio, and in that respect may be considered a speculative practice. In addition, the costs associated with borrowing may exceed the return on investments acquired with borrowed funds.

In making investment decisions, the portfolio manager relies on the investment adviser's research staff and its experience in the MBS market. The portfolio manager focuses on the expected principal payments on an MBS as well as current and anticipated market conditions when purchasing and selling MBS. The portfolio manager may temporarily invest in cash and cash equivalents pending the making of other investments or as a reserve to service redemptions and repurchases of its shares. While so invested, the Portfolio may not achieve its investment objective.


Like most mutual funds, the Fund and Portfolio rely on computers in conducting daily business and processing information. There is a concern that on January 1, 2000 some computer programs will be unable to recognize the new year and as a consequence computer malfunctions will occur. Eaton Vance is taking steps that it believes are reasonably designed to address this potential problem and to obtain satisfactory assurance from other service providers to the Fund and the Portfolio that they are also taking steps to address the issue. There can, however, be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund and the Portfolio or shareholders. The Year 2000 concern may also adversely impact issuers of securities held by the Portfolio and the markets on which these securities trade. The foregoing statement is subject to the Year 2000 Information and Readiness Disclosure Act, which may protect Eaton Vance and the Fund and the Portfolio from liability arising from the statement.

MANAGEMENT AND ORGANIZATION

MANAGEMENT. The Portfolio's investment adviser is Boston Management and Research ("BMR"), a subsidiary of Eaton Vance Management, 255 State Street, Boston, Massachusetts 02109. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its subsidiaries currently manage over $36 billion on behalf of mutual funds, institutional clients and individuals.

The investment adviser manages the investments of the Portfolio and provides related office facilities and personnel. Under its investment advisory agreement with the Portfolio, BMR receives a monthly advisory fee of 0.0625% (equivalent to 0.75% annually) of the average daily net assets of the Portfolio up to $500 million. On net assets of $500 million and over the annual fee is reduced and the fee is computed as follows:


                                                            Annual Fee Rate
 Average Daily Net Assets for the Month                     (for each level)
--------------------------------------------------------------------------------

 $500 million but less than $1 billion                           0.6875%
 $1 billion but less than $1.5 billion                           0.6250%
 $1.5 billion but less than $2 billion                           0.5625%
 $2 billion but less than $3 billion                             0.5000%
 $3 billion and over                                             0.4375%

As at December 31, 1998, the Portfolio had net assets of $421,010,795. For the fiscal year ended December 31, 1998, the Portfolio paid BMR advisory fees equivalent to 0.75% of its average daily net assets.


Susan Schiff is the portfolio manager of the Portfolio (since it commenced operations). She has been an Eaton Vance portfolio manager for more than 5 years, and is a Vice President of Eaton Vance and BMR.


The investment adviser and the Fund and Portfolio have adopted Codes of Ethics governing personal securities transactions. Under the Codes, Eaton Vance employees may purchase and sell securities (including securities held by the Portfolio) subject to certain pre-clearance and reporting requirements and other procedures.

Eaton Vance serves as administrator of the Fund, providing the Fund with administrative services and related office facilities. Eaton Vance does not currently receive a fee for serving as administrator.

ORGANIZATION.  The Fund is a  series  of  Eaton  Vance  Mutual  Funds  Trust,  a
Massachusetts  business  trust.  The  Fund  does  not  hold  annual  shareholder meetings, but may hold special meetings for matters that require shareholder approval (like electing or removing trustees, approving management contracts or changing investment policies that may only be changed with shareholder approval). Because the Fund invests in the Portfolio, it may be asked to vote on certain Portfolio matters (like changes in certain Portfolio investment restrictions). When necessary, the Fund will hold a meeting of its shareholders to consider the Portfolio matter and then vote its interest in the Portfolio in proportion to the votes cast by its shareholders. The Fund can withdraw from the Portfolio at any time.

VALUING SHARES

The Fund values its shares once each day only when the New York Stock Exchange is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). The price of Fund shares is their net asset value (plus a sales charge for Class A shares), which is derived from Portfolio holdings. Mortgage-backed "pass-through" securities are valued through the use of a matrix pricing system which takes into account closing bond valuations, yield differentials, anticipated prepayments and interest rates.

When purchasing or redeeming Fund shares, your investment dealer must communicate your order to the principal underwriter by a specific time each day in order for the purchase price or redemption price to be based on that day's net asset value per share. It is the investment dealer's responsibility to transmit orders promptly. The Fund may accept purchase and redemption orders as of the time of their receipt by certain investment dealers (or their designated intermediaries).

PURCHASING SHARES

You may purchase Fund shares through your investment dealer or by mailing the account application form included in this prospectus to the transfer agent (see back cover for address). Your initial investment must be at least $1,000. The price of Class A shares is the net asset value plus a sales charge. The price of Class B and Class C shares is the net asset value; however, you may be subject to a sales charge (called a "contingent deferred sales charge" or "CDSC") if you redeem Class B shares within six years of purchase or Class C shares within one year of purchase. The sales charges are described below. Your investment dealer can help you decide which class of shares suits your investment needs.

After your initial investment, additional investments of $50 or more may be made at any time by sending a check payable to the order of the Fund or the transfer agent directly to the transfer agent (see back cover for address). Please include your name and account number and the name of the Fund and Class with each investment.

You may also make automatic investments of $50 or more each month or each quarter from your bank account. You can establish bank automated investing on the account application or by calling 1-800-262-1122. The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts and certain group purchase plans.

You may purchase Fund shares in exchange for securities. Please call 1-800-225-6265 for information about exchanging securities for Fund shares. If you purchase shares through an investment dealer (which includes brokers, dealers and other financial institutions), that dealer may charge you a fee for executing the purchase for you. The Fund may suspend the sale of its shares at any time and any purchase order may be refused.

SALES CHARGES

FRONT-END SALES CHARGE. Class A shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment. The current sales charge schedule is:


                                                         Sales Charge              Sales Charge              Dealer Commission
                                                       as Percentage of       as Percentage of Net          as a Percentage of
 Amount of Purchase                                     Offering Price             Amount Invested            Offering Price
------------------------------------------------------------------------------------------------------------------------------
 Less than $25,000                                           4.75%                      4.99%                      4.50%
 $25,000 but less than $100,000                              4.50%                      4.71%                      4.25%
 $100,000 but less than $250,000                             3.75%                      3.90%                      3.50%
 $250,000 but less than $500,000                             3.00%                      3.09%                      2.75%
 $500,000 but less than $1,000,000                           2.00%                      2.04%                      2.00%
 $1,000,000 or more                                          0.00*                      0.00*                    See Below

* No sales charge is payable at the time of purchase on investments of $1 million or more. A CDSC of 1.00% will be imposed on such investments (as described below) in the event of redemptions within 12 months of purchase.

The principal underwriter will pay a commission to investment dealers on sales of $1 million or more as follows: 1.00% on amounts of $1 million or more but less than $3 million; plus 0.50% on amounts over $3 million but less than $5 million; plus 0.25% on amounts over $5 million. Purchases of $1 million or more will be aggregated over a 12-month period for purposes of determining the commission. The principal underwriter may also pay commissions of up to 1.00% on sales of Class A shares to certain tax-deferred retirement plans.

CONTINGENT DEFERRED SALES CHARGE. Each class of shares is subject to a CDSC on certain redemptions. If Class A shares are purchased at net asset value because the purchase amount is $1 million or more, they are subject to a 1.00% CDSC if redeemed within 12 months of purchase. Class C shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. Class B shares are subject to the following CDSC schedule:

 Year of Redemption After Purchase      CDSC
--------------------------------------------
 First or Second                         5%
 Third                                   4%
 Fourth                                  3%
 Fifth                                   2%
 Sixth                                   1%
 Seventh or following                    0%


The CDSC is based on the lower of the net asset value at the time of purchase or the time of redemption. Shares acquired through the reinvestment of distributions are exempt from the CDSC. Redemptions are made first from shares that are not subject to a CDSC.


REDUCING OR ELIMINATING SALES CHARGES. Front-end sales charges may be reduced under the right of accumulation or under a statement of intention. Under the right of accumulation, sales charges are reduced if the current market value of your current holdings (shares at current offering price), plus your new purchases, reach $25,000 or more. Class A shares of other Eaton Vance funds owned by you can be included as part of your current holdings for this purpose. Under a statement of intention, purchases of $25,000 or more made over a 13-month period are eligible for reduced sales charges. The principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until the statement is satisfied or the 13-month period expires. See the account application for details.

Class A shares are offered at net asset value to clients of financial intermediaries who charge a fee for their services; accounts affiliated with those financial intermediaries; tax-deferred retirement plans; investment clients of Eaton Vance; certain persons affiliated with Eaton Vance; and certain Eaton Vance and fund service providers. Ask your investment dealer for details.


Class B and Class C CDSCs are waived for redemptions pursuant to a Withdrawal Plan (see "Shareholder Account Features") and in connection with certain redemptions from tax-sheltered retirement plans. Call 1-800-225-6265 for details. The Class B CDSC is also waived following the death of all beneficial owners of shares, but only if the redemption is requested within one year after death (a death certificate and other applicable documents may be required).

If you redeem shares, you may reinvest at net asset value any portion or all of the redemption proceeds in the same class of shares of the Fund (or, for Class A shares, in Class A shares of any other Eaton Vance fund), provided that the reinvestment occurs within 60 days of the redemption, and the privilege has not been used more than once in the prior 12 months. Your account will be credited with any CDSC paid in connection with the redemption. Reinvestment requests must be in writing. If you reinvest, you will be sold shares at the next determined net asset value following receipt of your request.

DISTRIBUTION AND SERVICE FEES. Class B and Class C shares have adopted a plan under Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of shares (so-called "12b-1 fees"). Class B and Class C shares pay distribution fees of .75% of average daily net assets annually. Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges. All classes pay service fees for personal and/or account services not exceeding 0.25% of average daily net assets annually. Class A and Class B only pay service fees on shares that have been outstanding for 12 months.

REDEEMING SHARES

You can redeem shares in any of the following ways:

  By Mail Send your request to the transfer agent along with any certificates and stock powers. The request must be signed exactly as your account is registered and signature guaranteed. You can obtain a signature guarantee at certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing
                                   agencies    and    registered    securities
                                   associations. You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.

  By Telephone                     You can  redeem up to $50,000 b y calling the
                                   transfer  agent  at  1-800-262-1122 on Monday
                                   through   Friday,  9:00  a.m.  to  4:00  p.m.
                                   (eastern  time).   Proceeds  of  a  telephone
                                   redemption can be mailed only to the account address. Shares held by corporations, trusts or certain other entities, or subject to fiduciary arrangements, cannot be redeemed by telephone.

  Through an Investment Dealer     Your  investment  deale   is  responsible for
                                   transmitting the order promptly. A dealer may charge a fee for this service.


If you redeem shares, your redemption price will be based on the net asset value per share next computed after the redemption request is received. Your redemption proceeds will be paid in cash within seven days, reduced by the amount of any applicable CDSC and any federal income tax required to be withheld. Payments will be sent by mail unless you complete the Bank Wire Redemptions section of the account application.

If you recently purchased shares, the proceeds of a redemption will not be sent until the purchase check (including a certified or cashier's check) has cleared. If the purchase check has not cleared, redemption proceeds may be delayed up to 15 days from the purchase date. If your account value falls below $750 (other than due to market decline), you may be asked to either add to your account or redeem it within 60 days. If you take no action, your account will be redeemed and the proceeds sent to you.

While redemption proceeds are normally paid in cash, redemptions may be paid by distributing marketable securities. If you receive securities, you could incur brokerage or other charges in converting the securities to cash.

SHAREHOLDER ACCOUNT FEATURES

Once you purchase shares, the transfer agent establishes a Lifetime Investing Account(R) for you. Share certificates are issued only on request.

DISTRIBUTIONS. You may have your Fund distributions paid in one of the following ways:

  .Full Reinvest Option       Dividends  and  capital  gains  are  reinvested in
                              additional shares. This option will be assigned if you do not specify an option.

  .Partial Reinvest Option    Dividends  are paid  in cash and capital gains are
                              reinvested in additional shares.

  .Cash Option                Dividends  and  capital  gains  are  paid in cash.

  .Exchange Option            Dividends  and/or  capital gains are reinvested in
                              additional  shares  of  another  Eaton  Vance fund
                              chosen by you.   Before selecting this option, you
                              must obtain a prospectus of the other fund and consider its objectives and policies carefully.

INFORMATION FROM THE FUND. From time to time, you may be mailed the following:

     .Annual and Semi-Annual  Reports,  containing  performance  information and financial statements.
     .Periodic  account  statements,  showing  recent  activity  and total share balance.
     .Form 1099 and tax information needed to prepare your income tax returns. .Proxy materials, in the event a shareholder vote is required.
     .Special notices about significant events affecting your Fund.

WITHDRAWAL PLAN. You may redeem shares on a regular monthly or quarterly basis by establishing a systematic withdrawal plan. Withdrawals will not be subject to any applicable CDSC if they do not in the aggregate exceed 12% annually of the account balance at the time the plan is established. A minimum account size of $5,000 is required to establish a systematic withdrawal plan. Because purchases of Class A shares are subject to an initial sales charge, you should not make withdrawals from your account while you are making purchases.

TAX-SHELTERED RETIREMENT PLANS. Class A and and Class C shares are available for purchase in connection with certain tax-sheltered retirement plans. Call 1-800-225-6265 for information. Distributions will be invested in additional shares for all tax-sheltered retirement plans.

EXCHANGE PRIVILEGE. You may exchange your Fund shares for shares of the same class of another Eaton Vance fund. Exchanges are generally made at net asset value. If you hold Class A shares for less than six months and exchange them for shares subject to a higher sales charge, you will be charged the difference between the two sales charges. If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate. For purposes of the CDSC, your shares will continue to age from the date of your original purchase.

Before exchanging, you should read the prospectus of the new fund carefully. If you wish to exchange shares, you may write to the transfer agent (address on back cover) or call 1-800-262-1122. Periodic automatic exchanges are also available. The exchange privilege may be changed or discontinued at any time. You will receive 60 days' notice of any material change to the privilege. This privilege may not be used for "market timing". If an account (or group of accounts) makes more than two round-trip exchanges within 12 months, it will be deemed to be market timing. The exchange privilege may be terminated for market timing accounts.

TELEPHONE TRANSACTIONS. You can redeem or exchange shares by telephone as described in this prospectus. The transfer agent and the principal underwriter have procedures in place to authenticate telephone instructions (such as verifying personal account information). As long as the transfer agent and principal underwriter follow these procedures, they will not be responsible for unauthorized telephone transactions and you bear the risk of possible loss resulting from telephone transactions. You may decline the telephone redemption option on the account application. Telephone instructions are tape recorded.

"STREET NAME" ACCOUNTS. If your shares are held in a "street name" account at an investment dealer, that dealer (and not the Fund or its transfer agent) will perform all recordkeeping, transaction processing and distribution payments. Because the Fund will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes in your account, or to obtain account information. The transfer of shares in a "street name" account to an account with another investment dealer or to an account directly with the Fund involves special procedures and you will be required to obtain historical information about your shares prior to the transfer. Before establishing a "street name" account with an investment dealer, you should determine whether that dealer allows reinvestment of distributions in "street name" accounts.

ACCOUNT QUESTIONS. If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-225-6265, or write to the transfer agent (see back cover for address).

TAX INFORMATION

The Fund declares dividends daily and ordinarily pays distributions monthly. Different classes will distribute different dividend amounts. Your account will be credited with dividends beginning on the business day after the day when the funds used to purchase your Fund shares are collected by the transfer agent. Distributions of income and net short-term capital gains will be taxable as ordinary income. Distributions of any long-term capital gains are taxable as long-term gains.The Fund expects that its distributions will consist primarily of ordinary income. The Fund's distributions will be taxable as described above whether they are paid in cash or reinvested in additional shares. A redemption of Fund shares, including an exchange for shares of another fund, is a taxable transaction. Shareholders should consult with their advisers concerning the applicability of state, local and other taxes to an investment.

FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand the Fund's financial performance for the past five years. Certain information in the table reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not taking into account a sales charge). This information has been audited by PricewaterhouseCoopers LLP, independent accountants. The report of PricewaterhouseCoopers LLP and the Fund's financial statements are incorporated herein by reference and included in the annual report, which is available on request. The Fund began offering three classes of shares on January 1, 1998. Prior to that date, the Fund offered only Class A shares and Class B and C existed as separate funds.


                                                 YEAR ENDED DECEMBER 31,
                        -----------------------------------------------------------------------------
                                  1998/(1)/               1997       1996       1995        1994
                        -----------------------------------------------------------------------------
                        CLASS A    CLASS B    CLASS C   CLASS A    CLASS A    CLASS A     CLASS A
-----------------------------------------------------------------------------------------------------
  Net asset value -
  Beginning of year     $ 10.620   $  9.140   $ 9.130   $ 10.680   $ 11.020   $ 10.420    $ 11.480
                        --------   --------   -------   --------   --------   --------    --------
  Income (loss) from
  operations:
  Net investment
  income                $  0.783   $  0.602   $ 0.607   $  0.799   $  0.810   $  0.807    $  0.805
  Net realized and
  unrealized gain
  (loss)                  (0.215)    (0.182)   (0.172)    (0.051)    (0.340)     0.603      (1.029)
                        --------   --------   -------   --------   --------   --------   ---------
  Total income (loss)
  from operations:      $  0.568   $  0.420   $ 0.435   $  0.748   $  0.470   $  1.410    $ (0.224)
                        --------   --------   -------   --------   --------   --------   ---------
  Less distributions
  From net investment
  income                $ (0.781)  $ (0.603)  $(0.599)  $ (0.801)  $ (0.810)  $ (0.810)   $ (0.805)
  In excess of net
  investment
  income(4)                   --         --        --         --         --         --      (0.031)
  From tax return of
  capital                 (0.007)    (0.007)   (0.006)    (0.007)        --         --          --
                        --------   --------   -------   --------   --------   --------    --------
  Total distributions   $ (0.788)  $ (0.610)  $(0.605)  $ (0.808)  $ (0.810)  $ (0.810)   $ (0.836)
                        --------   --------   -------   --------   --------   --------   ---------
  Net asset value -
  End of year           $ 10.400   $  8.950   $ 8.960   $ 10.620   $ 10.680   $ 11.020    $ 10.420
                        --------   --------   -------   --------   --------   --------   ---------
  Total return(2)          5.56%      4.76%     4.92%      7.26%      4.52%     13.97%      (2.03)%
  Ratios/Supplemental
  Data:
  Net assets, end of
  year (000's omitted)  $251,727   $132,013   $34,719   $276,781   $302,963   $359,738    $386,186
  Ratios (as a
  percentage of
  average daily net
  assets):
   Expenses(3)             1.32%      2.07%     2.07%      1.24%      1.16%      1.16%       1.17%
   Net investment
    income(3)              7.46%      6.66%     6.71%      7.57%      7.59%      7.53%       7.70%
  Portfolio turnover
  of the Portfolio           48%        48%       48%        20%        11%        19%         35%

(1)  Net  investment   income  per  share  was  computed  using  average  shares
     outstanding.

(2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4) The Fund has followed the Statement of Position (SOP) 93-2: Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distribution by Investment Companies. The SOP requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits that result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

LOGO
     Investing
       for the
          21st
    Century(R)









MORE INFORMATION
--------------------------------------------------------------------------------

          ABOUT THE FUND: More information is available in the statement of additional information. The statement of additional information is incorporated by reference into this prospectus. Additional information about the Portfolio's investments is available in the annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the past year. You may obtain free copies of the statement of additional information and the shareholder reports by contacting:


                         Eaton Vance Distributors, Inc.
                                255 State Street
                                Boston, MA 02109
                                 1-800-225-6265
                           website: www.eatonvance.com




          You will find and may copy information about the Fund at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-800-SEC-0330 for information); on the SEC's Internet site (http://www.sec.gov); or upon payment of copying fees by writing to the SEC's public reference room in Washington, DC 20549-6009.

          ABOUT SHAREHOLDER ACCOUNTS: You can obtain more information from Eaton Vance Share- holder Services (1-800-225-6265). If you own shares and would like to add to, redeem or change your account, please write or call the transfer agent:
          ----------------------------------------------------------------------

                       First Data Investor Services GrouP
                                  P.O. Box 5123
                           Westborough, MA 01581-5123
                                 1-800-262-1122


SEC File No.  811-4015                                            GOP

{LOGO}              Investing
EATON VANCE           for the
Mutual Funds             21st
                      Century(R)





                        Eaton Vance Cash Management Fund
                         Eaton Vance Liquid Assets Fund
                          Eaton Vance Money Market Fund
                       Diversified money market mutual funds

                          Eaton Vance Tax Free Reserves
                A diversified tax-exempt money market mutual fund



                                Prospectus Dated
                                   May 1, 1999


The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


Information in this prospectus
                                           Page                             Page
--------------------------------------------------------------------------------
Fund Summaries                               2    Sales Charges                8
Investment Objective & Principal                  Redeeming Shares             9
  Policies and Risks                         5    Shareholder Account
Management and Organization                  6      Features                   9
Valuing Shares                               7    Tax Information             10
Purchasing Shares                            7    Financial Highlights        11
--------------------------------------------------------------------------------


 This prospectus contains important information about the Funds and the services available to shareholders. Please save it for reference.

FUND SUMMARIES

        Eaton Vance Cash Management Fund . Eaton Vance Liquid Assets Fund
                          Eaton Vance Money Market Fund


Investment Objective and Principal Strategies. Each Fund's investment objective is to provide as high a rate of income as may be consistent with preservation of capital and maintenance of liquidity.


The Funds currently invest their assets in a separate diversified registered investment company with the same objective and policies. Permissible investments include various types of high quality, U.S. dollar denominated money market instruments of domestic and foreign issuers, such as securities issued or guaranteed by the U. S. government or its agencies and instrumentalities, and high-quality, short-term obligations issued by banks and corporations.


Principal Risk Factors. Each Fund's yield will change as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

In addition, certain events could reduce a Fund's income level and/or share price, such as: a sharp rise in prevailing short-term interest rates; adverse developments in the banking industry, which issues or guarantees many money market securities; economic, political or other developments affecting foreign issuers of money market securities; changes in the credit quality of issuers; and default by a counterparty in a portfolio transaction.

An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in a Fund.


Performance Information. The following bar charts provide information about the Funds' performance. Although past performance is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change. The following returns are for each calendar year through December 31, 1998 and do not reflect sales charges. If the sales charge was reflected, the returns would be lower. The total returns for the Money Market Fund for the period prior to April 5, 1995 reflect the performance of Cash Management Fund. These returns have not been adjusted for differences in expenses between the two funds.

                              Cash Management Fund

8.9%    7.8%    5.5%    3.1%    2.5%    3.5%    5.4%    4.8%    4.9%    4.8%
--------------------------------------------------------------------------------
1989    1990    1991    1992    1993    1994    1995    1996    1997    1998

The Fund's highest quarterly total return was 2.3% for the quarter ended June 30, 1989, and its lowest quarterly return was 0.5% for the quarter ended March 31, 1994. The Fund's annualized and current effective yields for the seven-day period ended December 31, 1998 were 4.36% and 4.46%, respectively. For current yield information call 1-800-225-6265.


                               Liquid Assets Fund

7.7%    6.7%    4.7%    3.0%    1.5%    3.3%    5.2%    4.4%    4.3%    4.2%
--------------------------------------------------------------------------------
1989    1990    1991    1992    1993    1994    1995    1996    1997    1998


The Fund's highest quarterly total return was 2.1% for the quarter ended December 31, 1989, and its lowest quarterly return was 0.2% for the quarter ended March 31, 1993. The Fund's annualized and current effective yields for the seven-day period ended December 31, 1998 were 3.77% and 3.84%, respectively. For current yield information call 1-800-225-6265.

                                Money Market Fund

8.9%    7.8%    5.5%    3.1%    2.5%    3.5%    4.5%    3.8%    3.9%    3.8%
--------------------------------------------------------------------------------
1989    1990    1991    1992    1993    1994    1995    1996    1997    1998

The Fund's highest quarterly total return was 2.3%% for the quarter ended June 30, 1989, and its lowest quarterly return was 0.6% for the quarter ended March 31, 1994. The Fund's annualized and current effective yields for the seven-day period ended December 31, 1998 were 3.41% and 3.47%, respectively. For current yield information call 1-800-225-6265.

Fund Fees and Expenses. These tables describe the fees and expenses that you may pay if you buy and hold shares.

Shareholder Fees
(fees paid directly from                Cash      Liquid Assets     Money Market
your investment)                        Fund          Fund              Fund
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
  (as a percentage of
  offering price)                       None           None             None
Maximum Deferred Sales Charge
  (as a percentage of the
  lower of net asset value at
  time of purchase or time of
  redemption)                           None           5.00%            5.00%
Sales Charge Imposed on
  Reinvested Distributions              None           None             None
Exchange Fee                            None           None             None


Annual Fund Operating Expenses
(expenses that are deducted from        Cash      Liquid Assets     Money Market
Fund assets)                            Fund           Fund             Fund
--------------------------------------------------------------------------------
Management Fees                         0.50%          0.50%            0.50%
Distribution and Service
  (12b-1) Fees*                         None           0.22%            0.85%
Other Expenses**                        0.35%          0.71%            0.51%
                                        -----          -----            -----
Total Annual Fund
  Operating Expenses                    0.85%          1.43%            1.86%

* Long-term shareholders of Money Market Fund shares may pay more than the economic equivalent of the front-end sales charge permitted by the National Association of Securities Dealers, Inc.
** Other Expenses for the Money Market Fund does not include an allocation of expenses to Eaton Vance in the amount of 0.04%.


Example. This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    1  Year    3 Years    5 Years    10 Years
-------------------------------------------------------------------------------
 Cash Fund                          $    87    $   271    $   471      $ 1,049
 Liquid Assets Fund                 $   646    $   852    $   982      $ 1,713
 Money Market Fund                  $   689    $   985    $ 1,206      $ 2,180

You would pay the following expenses if you did not redeem your shares:

                                    1 Year     3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
 Cash Fund                          $   87     $   271    $   471      $ 1,049
 Liquid Assets Fund                 $  146     $   452    $   782      $ 1,713
 Money Market Fund                  $  189     $   585    $ 1,006      $ 2,180

                          EATON VANCE TAX FREE RESERVES

Investment Objective and Principal Strategies. The Fund's investment objective is to provide a means whereby investors may earn as high a rate of income exempt from regular federal income tax as may be consisitent with the preservation of capital and maintenance of liquidity.

The Fund seeks to acheive its objective by investing in a diversified portfolio of high quality obligations, including bonds, notes and commercial paper, issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities, and the District of Columbia, the interest from which is exempt from regular federal income tax.

Principal Risk Factors. The Fund's yield will change as the short-term securities it holds mature and the proceeds are reinvested in securities with different interest rates.

In addition, certain events could reduce income or share price, such as: a sharp rise in prevailing short-term interest rates; adverse developments affecting municipal issuers, including tax, legislative or political initiatives; changes in the credit quality of issuers or the providers of credit support; and default by a counterparty to portfolio transactions.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund.


Performance Information. The following bar chart and table provide information about the Fund's performance. Although past performance is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change. The following returns are for each calendar year through December 31, 1998.


5.3%     3.9%     2.4%     1.9%     2.4%     3.5%     3.1%     3.2%     3.1%
--------------------------------------------------------------------------------
1990     1991     1992     1993     1994     1995     1996     1997     1998


The Fund's highest quarterly total return was 1.5% for the quarter ended June 30, 1989, and its lowest quarterly return was 0.5% for the quarter ended March 31, 1994. The Fund's annualized and current effective yields for the seven-day period ended December 31, 1998 were 3.05% and 3.09%, respectively. The taxable-equivalent current and effective yields for the seven-day period ended December 31, 1998 were 4.42% and 4.73%, respectively (assuming a federal tax rate of 31%). For current yield information call 1-800-225-6265.

Fund Fees and Expenses. These tables describe the fees and expenses that you may pay if you buy and hold shares.


Shareholder Fees                                                 Tax Free
(fees paid directly from your investment)                        Reserves
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
  (as a percentage
  of offering price)                                               None
Maximum Deferred Sales Charge
  (as a percentage of the lower of
  net asset value at time of purchase
  or time of redemption)                                           None
Sales Charge Imposed on
  Reinvested Distributions                                         None
Exchange Fee                                                       None

Annual Fund Operating Expenses                                   Tax Free
(expenses that are deducted from Fund assets)                    Reserves
--------------------------------------------------------------------------------
Management Fees*                                                   0.50%
Distribution and Service (12b-1) Fees                              None
Other Expenses                                                     0.26%
                                                                   -----
Total Annual Fund Operating Expenses                               0.76%

* Management Fees do not include an expense reduction of 0.28% by the investment adviser.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                       1  Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Tax Free Reserves                      $    78    $   243    $   422    $   942

INVESTMENT OBJECTIVES & PRINCIPAL POLICIES AND RISKS


Cash Management Fund, Liquid Assets Fund and Money Market Fund. Each Fund's investment objective is to provide as high a rate of income as may be consistent with preservation of capital and maintenance of liquidity. Each Fund currently seeks to meet its investment objective by investing in Cash Management Portfolio, a separate open-end investment company that has the same objective and policies. Each Fund's investment objective and policies may be changed by the Trustees without shareholder approval; as a matter of policy, however, the Trustees would not materially change the investment objective of a Fund without shareholder approval. Each Fund seeks to maintain a constant net asset value of $1 per share, although there can be no assurance it will be able to do so.

The Portfolio invests in high quality, U.S. dollar-denominated money market instruments of domestic and foreign issuers, including U.S. Government securities and prime commercial paper. When appropriate, the Portfolio may also invest in high-grade short-term obligations other than prime commercial paper as well as certificates of deposit, bankers' acceptances and other short-term securities issued by domestic or foreign banks or their subsidiaries or branches. The Portfolio may invest without limit in U.S. dollar-denominated obligations of foreign issuers, including foreign banks. Such investments involve special risks. These include unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, interest limitations or other governmental restrictions which might affect payment of principal and interest. Additionally, there may be less public information available about foreign banks and their branches. Foreign branches of foreign banks are not regulated by U.S. banking authorities, and generally are not bound by accounting, auditing and financial reporting standards comparable to U.S. banks. The Portfolio does not limit the amount of its assets which can be invested in one type of instrument or in any foreign country.

Tax Free Reserves. The Fund's investment objective is provide a means whereby investors may earn as high a rate of income exempt from regular federal income tax as may be consistent with the preservation of capital and maintenance of liquidity. The Fund's investment objective and policies may be changed by the Trustees without shareholder approval; as a matter of policy, however, the Trustees would not materially change the investment objective of the Fund without shareholder approval. The Fund seeks to maintain a constant net asset value of $1 per share, although there can be no assurance it will be able to do so.

The Fund seeks to achieve its objective by investing at least 85% of its assets in a diversified portfolio of high quality obligations, including bonds, notes and commercial paper, issued on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities, and the District of Columbia, the interest from which is exempt from federal income tax. The Fund may acquire stand-by commitments with respect to portfolio securities and, with respect to 10% of net assets, may purchase shares of unaffiliated investment companies with the same objective.

A portion of the dividends paid by the Fund may be subject to federal income tax, and dividends may be subject to state and local taxes. As a matter of fundamental policy which may not be changed unless authorized by a shareholder vote, the Fund may not purchase any securities which would cause more than 20% of the value of its total assets to be invested in securities the interest on which is not exempt from federal income tax. Interest income from certain types of municipal obligations may be subject to the federal alternative minimum tax (the "AMT"). On December 31, 1998, the Fund had 14.7% of its net assets invested in such obligations. Distributions to corporate investors of certain interest income may also be subject to the AMT.

Common Investment Practices. The Portfolio and Tax Free Reserves will invest only in U.S. dollar-denominated money market instruments meeting credit criteria which the Trustees believe present minimal credit risk, and that are (i) short-term obligations rated in one of the two highest short-term ratings categories by at least two nationally recognized rating services (or if only one rating service has rated the security, by that service), or (ii) unrated securities determined by the investment adviser to be of comparable quality. Each of the Portfolio and Tax Free Reserves will maintain a dollar-weighted average maturity of 90 days or less and will not invest in securities with remaining maturities of more than 397 days. The Portfolio and Tax Free Reserves may invest in variable or floating-rate securities some of which provide for periodic recovery of principal on demand. Under certain conditions, these securities may be deemed to have remaining maturities equal to the time remaining until the next interest adjustment date or the date on which principal can be recovered on demand. The Portfolio will not invest more than 5% (determined at the time of investment) of its total assets in securities rated in the second highest short-term rating category or comparable unrated securities. Tax Free Reserves has a similar 5% limit on investments in certain municipal obligations which rely on the credit of a corporate entity. Neither the Portfolio nor Tax Free Reserves will purchase securities of any issuer if, immediately thereafter, more than 5% of its total assets would be invested in securities of that issuer.

Consistent with their investment objectives, the Portfolio and Tax Free Reserves will attempt to maximize yields by portfolio trading and by buying and selling portfolio investments in anticipation of or in response to changing economic and money market conditions and trends. The Portfolio and Tax Free Reserves may also invest to take advantage of what their investment advisers believe to be temporary disparities in yields of different segments of the money market or among particular instruments within the same segment of the market.

The Portfolio and Tax Free Reserves may purchase securities on a when-issued basis and for future delivery by means of "forward commitments". The Portfolio may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk if the counterparty should default on its obligations or if the Portfolio is delayed or prevented from recovering the collateral.

Like most mutual funds, the Funds and the Portfolio rely on computers in conducting daily business and processing information. There is a concern that on January 1, 2000 some computer programs will be unable to recognize the new year and as a consequence computer malfunctions will occur. Eaton Vance is taking steps that it believes are reasonably designed to address this potential problem and to obtain satisfactory assurance from other service providers to the Funds and the Portfolio that they are also taking steps to address the issue. There can, however, be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds and the Portfolio or shareholders. The Year 2000 concern may also adversely impact issuers of securities held by a Fund or the Portfolio and the markets on which these securities trade. The foregoing statement is subject to the Year 2000 Information and Readiness Disclosure Act, which may protect Eaton Vance and the Funds and the Portfolio from liability arising from the statement.


MANAGEMENT AND ORGANIZATION


Management. Each Portfolio's investment adviser is Boston Management and Research ("BMR"), a subsidiary of Eaton Vance Management, 255 State Street, Boston, Massachusetts 02109. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its subsidiaries currently manage over $36 billion on behalf of mutual funds, institutional clients and individuals.

BMR manages the investments of the Portfolio and provides related office facilities and personnel. Under its investment advisory agreement with Cash
Management Portfolio, BMR receives a monthly advisory fee of 1/24 of 1% (equivalent to 0.50% annually) of the average daily net assets of Cash
Management Portfolio. For the fiscal year ended December 31, 1998, the Cash Management Portfolio paid BMR advisory fees equivalent to 0.50% of its average daily net assets.

Eaton Vance manages the investments of Tax Free Reserves and provides related office facilities and personnel. Under its investment advisory agreement with the Trust on behalf of Tax Free Reserves, Eaton Vance receives a monthly advisory fee of 1/24 of 1% (equivalent to 0.50% annually) of the average daily net assets of Tax Free Reserves. For the fiscal year ended December 31, 1998, absent a fee reduction in the amount of 0.28%, Tax Free Reserves would have paid Eaton Vance advisory fees equivalent to .50% of its average daily net assets.

Michael B. Terry is the portfolio manager of the Cash Management Portfolio (since it commenced operations). He also manages other Eaton Vance portfolios, has been an Eaton Vance portfolio manager for more than 5 years and is a Vice President of Eaton Vance and BMR.

William H.  Ahern,  Jr. is the  portfolio  manager of Tax Free  Reserves  (since
1993). He also manages other Eaton Vance portfolios, has been an Eaton Vance portfolio manager for more than 5 years and is a Vice President of Eaton Vance and BMR.

The investment advisers and Tax Free Reserves and the Portfolio have adopted Codes of Ethics governing personal securities transactions. Under the Codes, Eaton Vance employees may purchase and sell securities (including securities held by Tax Free Reserves and the Portfolio) subject to certain pre-clearance and reporting requirements and other procedures.

Eaton Vance serves as administrator of the Cash, Liquid Assets and Money Market Funds, providing the Funds with administrative services and related office facilities. Eaton Vance does not currently receive a fee for serving as administrator.

Organization. Each Fund is a series of Eaton Vance Mutual Funds Trust, a Massachusetts business trust. The Portfolio and Tax Free Reserves will not hold annual shareholder meetings, but may hold special meetings for matters that require shareholder approval (like electing or removing trustees, approving management contracts or changing investment policies that may only be changed with shareholder approval). Because the Cash, Liquid Assets and Money Market Funds invest in the Portfolio, it may be asked to vote on certain Portfolio matters (like changes in certain Portfolio investment restrictions). When necessary, the Cash, Liquid Assets and Money Market Funds will hold a meeting of shareholders to consider the Portfolio matter and then vote their interest in the Portfolio in proportion to the votes cast by its shareholders. The Cash, Liquid Assets and Money Market Funds can withdraw from the Portfolio at any time.

Because the Funds use this combined prospectus, a Fund could be held liable for a misstatement or omission made about another Fund. The Trust's Trustees considered this in approving the use of a combined prospectus.

VALUING SHARES

Each Fund values its shares once each day only when the New York Stock Exchange is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). The price of Fund shares is their net asset value, which for the Cash, Liquid Assets and Money Market Funds is derived from Portfolio holdings. The investments of the Portfolio and the Funds are valued at amortized cost according to a Commission rule. The Portfolio and the Funds will not normally have unrealized gains or losses so long as they value their investments by the amortized cost method.

When purchasing or redeeming Fund shares, your investment dealer must communicate your order to the principal underwriter by a specific time each day in order for the purchase price or the redemption price to be based on that day's net asset value per share. It is the investment dealer's responsibility to transmit orders promptly. Each Fund may accept purchase and redemption orders as of the time of their receipt by certain investment dealers (or their designated intermediaries).

PURCHASING SHARES

The Cash Fund and Tax Free Reserves are offered to shareholders in exchange for their Class A shares of the Eaton Vance Group of Funds. The Money Market Fund is offered to shareholders in exchange for their Class B and Class C shares of the Eaton Vance Group of Funds. (The Money Market Fund may not be a suitable investment for investors who do not intend to use it as an exchange vehicle.) The Liquid Assets Fund is currently closed to new investments, whether by exchange or initial subscription.

Your initial investment must be at least $1,000. After your initial investment, additional investments of $50 or more may be made at any time.

You may purchase Fund shares through your investment dealer (which includes brokers, dealers and other financial institutions) who may charge you a fee for executing the purchase for you or by requesting your bank to transmit immediately available funds (Federal Funds) by wire to the address set forth below. The Fund may suspend the sale of its shares at any time and any purchase order may be refused.


To make an initial investment by wire, you must first telephone the Fund Order Department at 800-225-6265 (extension 3) to advise of your action and to be assigned an account number. Failure to call will delay the order. The Account Application form which accompanies this prospectus must be promptly forwarded to the transfer agent. Additional investments may be made at any time through the same wire procedure. The Fund Order Department must be advised by telephone of each transmission. Wire funds to:

     ABA #011001438
     Federal Reserve Bank of Boston
     A/C Investors Bank & Trust Company
     Further Credit Eaton Vance [name of ] Fund
     A/C # [Insert your account number - see below]

Transactions in money market instruments normally require immediate settlement in federal funds. The Funds intend at all times to be as fully invested as is feasible in order to maximize earnings. Accordingly, purchase orders will be executed at the net asset value next determined after their receipt by a Fund only if the Fund has received payment in cash or in federal funds. If remitted in other than the foregoing manner, such as by money order or personal check, purchase orders will be executed as of the close of business on the second Boston business day after receipt. Information on how to procure a Federal Reserve Draft or to transmit federal funds by wire is available at banks. A bank may charge for these services.


You may also make automatic investments of $50 or more each month or each quarter from your bank account. You can establish bank automated investing on the account application or by calling 1-800-262-1122. The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts and certain group purchase plans.

SALES CHARGES

Contingent Deferred Sales Charge. Each Fund is subject to a CDSC on certain redemptions. Shares of the Cash Fund and Tax Free Reserves acquired in an exchange for Class A shares of an Eaton Vance fund subject to a CDSC will be subject to the CDSC applicable to the exchanged shares at the time of their purchase, unless such redemption is in connection with another exchange for shares subject to such a charge. Liquid Assets and Money Market Fund shares are subject to the following CDSC schedule:


Year of Redemption After Purchase                                          CDSC
--------------------------------------------------------------------------------
First or Second                                                            5%
Third                                                                      4%
Fourth                                                                     3%
Fifth                                                                      2%
Sixth                                                                      1%
Seventh or following                                                       0%

The CDSC is based on the lower of the net asset value at the time of purchase or the time of redemption. Shares acquired through the reinvestment of distributions are exempt from the CDSC. Redemptions are made first from shares that are not subject to a CDSC.


The CDSC is waived for redemptions pursuant to a Withdrawal Plan (see "Shareholder Account Features") and in connection with certain redemptions from tax-sheltered retirement plans. Call 1-800-225-6265 for details. The CDSC is also waived following the death of all beneficial owners of shares, but only if the redemption is requested within one year after death (a death certificate and other applicable documents may be required).

Distribution and Service Fees. Each of the Money Market and Liquid Assets Funds have adopted a plan under Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of shares (so-called "12b-1 fees"). Money Market Fund shares pay distribution fees of .75% of average daily net assets annually. Liquid Assets Fund shares pay a service fee of .25% of average daily net assets annually. Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges. The Money Market Fund pays service fees for personal and/or account services not exceeding .15% of average daily net assets annually. Both Funds only pay service fees on shares that have been outstanding for 12 months.

REDEEMING SHARES

You can redeem shares in any of the following ways:

  By Mail Send your request to the transfer agent along with any certificates and stock powers. The request must be signed exactly as your account is registered and signature guaranteed. You can obtain a signature guarantee at certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations. You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.

  By Wire If you have given complete written authorization in advance you may request that redemption proceeds of $1,000 or more be wired directly to your bank account. The bank designated may be any bank in the United States. The request may be made by letter or telephone to the Fund Order Department at 800-225-6265 (extension
                        3). You may be required to pay the costs of such transaction; however, no costs are currently charged.
                         The Fund may suspend or terminate the expedited payment
                        procedure upon at least 30 days notice.

  By Telephone          You can redeem up to $50,000 b y calling the transfer
                        agent at 1-800-262-1122 on Monday through Friday, 9:00 a.m. to 4:00 p.m. (eastern time). Proceeds of a telephone redemption can be mailed only to the account address. Shares held by corporations, trusts or certain other entities, or subject to fiduciary arrangements, cannot be redeemed by telephone.

  By Check If you hold shares of the Cash Fund and Tax Free Reserves, you may redeem shares by check. You may obtain the proper forms from Boston Safe Deposit and Trust Company. The checks may be made payable by you to the order of any person in any amount of $500 or more.

  Through an Investment
  Dealer Your investment dealer is responsible for transmitting your order promptly. A dealer may charge a fee for this service.

If you redeem shares, your redemption price will be based on the net asset value per share next computed after the redemption request is received. Your redemption proceeds will be paid in cash within seven days, reduced by the amount of any applicable CDSC and any federal income tax required to be withheld. Payments will be sent by mail unless you complete the Bank Wire Redemptions section of the account application.

If you recently purchased shares, the proceeds of a redemption will not be sent until the purchase check (including a certified or cashier's check) has cleared. If the purchase check has not cleared, redemption proceeds may be delayed up to 15 days from the purchase date. If your account value falls below $750 (other than due to market decline), you may be asked to either add to your account or redeem it within 60 days. If you take no action, your account will be redeemed and the proceeds sent to you.

SHAREHOLDER ACCOUNT FEATURES

Distributions. You may have your Fund distributions paid in one of the following ways:

* Full Reinvest
  Option            Dividends  and capital  gains are  reinvested  in additional shares.  This  option will be assigned if you do not specify an option.
* Cash Option       Dividends and capital gains are paid in cash.

Information from the Funds. From time to time, you may be mailed the following:

* Annual and Semi-Annual Reports, containing performanceinformation and financial statements.
* Periodic account statements, showing recent activity and total share balance.
*    Form 1099 and tax information needed to prepare your income tax returns.
*    Proxy materials, in the event a shareholder vote is required.
*    Special notices about significant events affecting your Fund.

Tax-Sheltered Retirement Plans. Cash and Money Market Fund shares are available for purchase in connection with certain tax-sheltered retirement plans. Call 1-800-225-6265 for information. Distributions will be invested in additional shares for all tax-sheltered retirement plans.

Exchange Privilege. You may exchange your Cash Fund and Tax Free Reserves shares for Class A shares of another Eaton Vance fund. You may exchange your Liquid
Assets and Money Market Fund shares for Class B shares of another Eaton Vance fund. Exchanges are generally made at net asset value. If your Liquid Assets or Money Market Fund shares were acquired in exchange for Class C shares of another Eaton Vance Fund, such shares may be exchanged only for shares of one or more of such funds. If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate. For purposes of the CDSC, your shares will continue to age from the date of your original purchase.

Before exchanging, you should read the prospectus of the new fund carefully. If you wish to exchange shares, you may write to the transfer agent (address on back cover) or call 1-800-262-1122. Periodic automatic exchanges are also available. The exchange privilege may be changed or discontinued at any time. You will receive 60 days' notice of any material change to the privilege. This privilege may not be used for "market timing". If an account (or group of accounts) makes more than two round-trip exchanges within 12 months, it will be deemed to be market timing. The exchange privilege may be terminated for market timing accounts.


Telephone Transactions. The transfer agent and the principal underwriter have procedures in place to authenticate telephone instructions (such as verifying personal account information). As long as the transfer agent and principal underwriter follow these procedures, they will not be responsible for unauthorized telephone transactions and you bear the risk of possible loss resulting from telephone transactions. Telephone instructions are tape recorded. As long as the net asset value of Fund shares is maintained at $1.00 per share, an exchange will not result in a taxable gain or loss.

"Street Name" Accounts. If your shares are held in a "street name" account at an investment dealer, that dealer (and not the Fund or its transfer agent) will perform all recordkeeping, transaction processing and distribution payments. Because the Fund will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes in your account, or to obtain account information. The transfer of shares in a "street name" account to an account with another investment dealer or to an account directly with the Fund involves special procedures and you will be required to obtain historical information about your shares prior to the transfer. Before establishing a "street name" account with an investment dealer, you should determine whether that dealer allows reinvestment of distributions in "street name" accounts.

Withdrawal Plan. You may redeem Cash Fund and Tax Free Reserves shares on a regular quarterly basis by establishing a systematic withdrawal plan. Withdrawal amounts for Liquid Assets and Money Market Fund shareholders may also be made on a regular quarterly basis, provided the aggregate amount of the withdrawal does not exceed 12% annually (such amount will not be subject to a CDSC). A minimum account size of $5,000 is required to establish a systematic withdrawal plan.

Distribution Investment Option. In addition to the distribution options set forth above, distributions may be invested in additional shares of another Eaton Vance fund. Before selecting this option, you should obtain a prospectus of the other Eaton Vance fund and consider its objectives and policies carefully.


Account Questions. If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-225-6265, or write to the transfer agent (see back cover for address).

TAX INFORMATION

Each Fund declares dividends daily and pays distributions each month. Long-term capital gains, if any, will be distributed at least annually. Distributions from Cash, Liquid Assets and Money Market Fund (and taxable distributions from Tax Free Reserves, if any) of any taxable income and net short-term capital gains will be taxable as ordinary income. Distributions of any long-term capital gains are taxable as such.

Distributions designated by Tax Free Reserves as "exempt-interest dividends", whether paid in cash or reinvested in additional shares, ordinarily will constitute tax-exempt income to you. Distributions of interest on certain municipal obligations are a tax preference item under the AMT provisions applicable to individuals and corporations.

Shareholders should consult with their advisers concerning the applicability of state, local and other taxes to an investment.

FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand the Fund's financial performance for the past five years. Certain information in the tables reflects the financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not taking into account a sales charge). This information has been audited by PricewaterhouseCoopers LLP, independent accountants. The report of PricewaterhouseCoopers LLP and each Fund's financial statements are incorporated herein by reference and included in the annual report, which is available on request.

                                        CASH MANAGEMENT FUND
                        -------------------------------------------------------
                                      YEAR ENDED DECEMBER 31,
                        -------------------------------------------------------
                          1998       1997       1996       1995        1994
                        -------------------------------------------------------
  Net asset value -
  Beginning of year     $   1.00   $   1.00   $   1.00   $   1.00    $   1.00
                        --------   --------   --------   --------    --------
  Income from
  operations
  Net investment
  income                $ 0.0470   $ 0.0478   $ 0.0470   $ 0.0522    $ 0.0345
  Less distributions
  From net investment
  income                $(0.0470)  $(0.0478)  $(0.0470)  $(0.0522)   $(0.0345)
  Net asset value -
  End of year           $   1.00   $   1.00   $   1.00   $   1.00    $   1.00
                        --------   --------   --------   --------    --------
  Total return(1)           4.78%      4.89%      4.82%      5.35%       3.49%
  Ratios/Supplemental
  Data
  Net assets, end of
  year (000's omitted)  $ 96,244   $146,743   $151,691   $155,251    $111,622
  Ratios (as a
  percentage of
  average daily net
  assets):
   Expenses(2)              0.85%      0.78%      0.74%      0.74%       0.84%
   Net investment
    income                  4.69%      4.79%      4.70%      5.22%       3.40%

                                         LIQUID ASSETS FUND
                        -------------------------------------------------------
                                      YEAR ENDED DECEMBER 31,
                        -------------------------------------------------------
                          1998       1997       1996       1995        1994
                        -------------------------------------------------------
  Net asset value -
  Beginning of year     $   1.00   $   1.00   $   1.00   $   1.00    $   1.00
                        --------   --------   --------   --------    --------
  Income from
  operations
  Net investment
  income                $ 0.0410   $ 0.0420   $ 0.0432   $ 0.0505    $ 0.0328
  Less distributions
  From net investment
  income                $(0.0410)  $(0.0420)  $(0.0432)  $(0.0505)   $(0.0328)
  Net asset value -
  End of year           $   1.00   $   1.00   $   1.00   $   1.00    $   1.00
                        --------   --------   --------   --------    --------
  Total return(1)           4.20%      4.29%      4.41%      5.16%       3.29%
  Ratios/Supplemental
  Data
  Net assets, end of
  year (000's omitted)  $  7,974   $ 13,001   $ 19,910   $ 34,026    $118,599
  Ratios (as a
  percentage of
  average daily net
  assets):
   Expenses(2)              1.43%      1.35%      1.13%      0.91%       0.94%
   Net investment
    income                  4.14%      4.21%      4.31%      5.11%       3.55%

                                                   (See footnotes on last page.)

                                              MONEY MARKET FUND
                                  ---------------------------------------------
                                           YEAR ENDED DECEMBER 31,
                                  ---------------------------------------------
                                    1998       1997       1996       1995*
                                  ---------------------------------------------
  Net asset value - Beginning of
  year                            $   1.00   $   1.00   $   1.00    $   1.00
                                  --------   --------   --------    --------
  Income from operations
  Net investment income           $ 0.0369   $ 0.0381   $ 0.0370    $ 0.0312
  Less distributions
  From net investment income      $(0.0369)  $(0.0381)  $(0.0370)   $(0.0312)
  Net asset value - End of year   $   1.00   $   1.00   $   1.00    $   1.00
                                  --------   --------   --------    --------
  Total return(1)                     3.75%      3.88%      3.77%       3.17%
  Ratios/Supplemental Data+
  Net assets, end of year (000's
  omitted)                        $ 34,292   $ 23,809   $ 31,250    $ 12,951
  Ratios (as a percentage of
  average daily net assets):
   Expenses(2)                        1.82%      1.73%      1.73%       1.68%+
   Net investment income              3.70%      3.83%      3.70%       4.19%+

+ The operating expenses of the Fund may reflect an allocation of expenses to the Administrator. Had such action not been taken, the ratios and net investment income per share would have been as follows:

  Ratios (as a percentage of average daily net
  assets):
   Expenses(2)                                            1.86%     1.82%     1.76%      1.85%+
   Net investment income                                  3.66%     3.74%     3.66%      4.03%+
  Net investment income per share                      $0.0365   $0.0372   $0.0367    $0.0300

                                                   (See footnotes on last page.)

                                         TAX FREE RESERVES
                        -------------------------------------------------------
                                      YEAR ENDED DECEMBER 31,
                        -------------------------------------------------------
                          1998       1997       1996       1995        1994
  Net asset value -
  Beginning of year     $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000    $ 1.0000
                        --------   --------   --------   --------   ---------
  Income (loss) from
  operations
  Net investment
  income                $ 0.0305   $ 0.0312   $ 0.0303   $ 0.0347    $ 0.0235
  Total Income from
  operations            $ 0.0305   $ 0.0312   $ 0.0303   $ 0.0347    $ 0.0235
  Less distributions
  From net investment
  income                $(0.0305)  $(0.0312)  $(0.0303)  $(0.0347)   $(0.0235)
                        $(0.0305)  $(0.0312)  $(0.0303)  $(0.0347)   $(0.0235)
  Total distributions
  Net asset value -
  End of year           $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000    $ 1.0000
                        --------   --------   --------   --------    --------
  Total return(1)           3.09%      3.16%      3.08%      3.53%       2.36%
  Ratios/Supplemental
  Data+
  Net assets, end of
  year (000's omitted)  $ 47,272   $ 33,960   $ 23,355   $ 23,912    $ 29,021
  Ratios (as a
  percentage of
  average daily net
  assets):
   Expenses(3)              0.48%      0.52%      0.33%      0.34%       0.47%
   Expenses after
    custodian fee
    reduction(3)            0.40%      0.46%      0.27%        --          --
   Interest Expense         0.01%      0.01%      0.02%      0.05%       0.07%
   Net investment
    income                  3.04%      3.12%      3.04%      3.47%       2.27%

+ The operating expenses of the Fund may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

  Ratios (as a percentage of
  average daily net assets):
   Expenses(3)                          0.76%         0.67%         0.69%         0.73%          0.87%
   Expenses after custodian fee
    reduction(3)                        0.68%         0.61%         0.63%           --             --
   Net investment income                2.76%         2.96%         2.66%         3.02%          1.88%
  Net investment income per
   share                         $    0.0277   $    0.0296   $    0.0266   $    0.0303    $    0.0189
  Leverage Analysis
  Amount of debt outstanding at
  end of year                    $        --   $        --           $--   $ 1,266,000    $ 6,117,000
  Average daily balance of debt
  oustanding during year         $   109,382       134,611       116,757       279,586        440,145
  Average weekly balance of
  shares outstanding during
  year                            54,796,165    64,279,572    61,730,866    51,107,215     40,463,382
  Average amount of debt per
  share during year              $     0.002   $     0.002   $     0.002   $     0.005    $     0.011

*    For the period from the start of  business,  April 5, 1995 to December  31,
     1995.
+    Annualized.
(1) Total return is calculated assuming a purchase of the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date. Total return is computed on a non-annualized basis.
(2) Includes the Money Market Fund's, Cash Fund's and Liquid Assets Fund's share of the Portfolio's allocated expenses.
(3) The expense ratios for the year ended December 31, 1996 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require Tax Free Reserves to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior years have not been adjusted to reflect this change.

{LOGO}              Investing
EATON VANCE           for the
Mutual Funds             21st
                      Century(R)





MORE INFORMATION
--------------------------------------------------------------------------------


     About the Funds: More information is available in the statement of additional information. The statement of additional information is incorporated by reference into this prospectus. Additional information about each Fund's investments is available in the annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the past year. You may obtain free copies of the statement of additional information and the shareholder reports by contacting:

                         EATON VANCE DISTRIBUTORS, INC.
                                255 State Street
                                Boston, MA 02109
                                 1-800-225-6265
                           website: www.eatonvance.com

     You will find and may copy information about each Fund at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-800-SEC-0330 for information); on the SEC's Internet site (http://www.sec.gov); or upon payment of copying fees by writing to the SEC's public reference room in Washington, DC 20549-6009.

     About Shareholder Accounts: You can obtain more information from Eaton Vance Share- holder Services (1-800-225-6265). If you own shares and would like to add to, redeem or change your account, please write or call the transfer agent:
--------------------------------------------------------------------------------


                       FIRST DATA INVESTOR SERVICES GROUP
                                  P.O. BOX 5123
                           WESTBOROUGH, MA 01581-5123
                                 1-800-262-1122



SEC File No.  811-4015                                                      MMFP

{LOGO}              Mutual Funds
EATON VANCE           for People
Mutual Funds             Who Pay
                           Taxes(R)




                                   Eaton Vance
                                 Municipal Bond
                                      Fund

A mutual fund seeking income exempt from both federal income tax and the alternative minimum tax


                                Prospectus Dated


                                   MAY 1, 1999



The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.



Information in this prospectus
                                        Page                                Page
--------------------------------------------------------------------------------
Fund Summary                               2      Sales Charges                6
Investment Objective & Principal                  Redeeming Shares             7
  Policies and Risks                       4      Shareholder Account
Management and Organization                5        Features                   8
Valuing Shares                             5      Tax Information              9
Purchasing Shares                          6      Financial Highlights        10
--------------------------------------------------------------------------------



 This prospectus contains important information about the Fund and the services available to shareholders. Please save it for reference.

FUND SUMMARY


Investment Objective and Principal Strategies. The Fund's investment objective is to provide current income exempt from regular federal income tax. The Fund primarily invests in investment grade municipal obligations, but also invests in lower rated obligations. The portfolio manager will purchase and sell securities to maintain a competitive yield and to enhance return based upon the relative value of the securities in the marketplace. The portfolio manager may also trade securities to minimize taxable capital gains to shareholders. The Fund will not invest in an obligation if the interest on that obligation is subject to the AMT. The Fund may purchase derivative instruments (such as inverse floaters and futures contracts) and bonds that do not require periodic interest payments (such as zero coupon bonds).


Principal Risk Factors. The value of Fund shares may change when interest rates change. When interest rates rise, the value of Fund shares typically will decline. The Fund's yield will also fluctuate over time.

The Fund invests a portion of its assets in obligations of below investment grade quality (so-called "junk bonds"). Lower quality obligations generally offer higher yields than higher quality obligations, but they are subject to greater risks. Lower quality obligations are more sensitive to adverse changes in the financial condition of the issuer or in general market conditions (or both) and Fund shares may fluctuate more in value than shares of a fund investing solely in high quality obligations.


The Fund may concentrate in certain types of municipal obligations (such as industrial development bonds, housing bonds, hospital bonds or utility bonds), so Fund shares could be affected by events that adversely affect a particular sector. The use of derivative transactions is subject to certain limitations and may expose the Fund to increased risk of principal loss. Inverse floaters are volatile and involve leverage risk.The Fund is not a complete investment program and you may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information. The following bar chart and table provide information about the Fund's performance, including a comparison of the Fund's performance to the performance of a national index of municipal obligations. Although past performance is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change. The following returns are for Class I shares for each calendar year through December 31, 1998 and do not reflect a sales charge.


10.7%   7.0%    13.5%   8.9%    13.5%   -7.3%   17.4%   4.8%    14.1%   6.8%
--------------------------------------------------------------------------------
1989    1990    1991    1992    1993    1994    1995    1996    1997    1998


The Fund's highest quarterly total return was 7.4 % for the quarter ended March 31, 1995, and its lowest quarterly return was -6.7% for the quarter ended March 31, 1994. For the 30 days ended December 31, 1998, the SEC yield and SEC tax-equivalent yield (assuming a federal tax rate of 31%) for Class I shares were 4.94% and 7.16%, respectively, for Class A shares were 4.66% and 6.75%, respectively, and for Class B shares were 4.14% and 6.00%, respectively. For current yield information call 1-800-225-6265.


Average Annual Total Returns                 One            Five           Ten
as of December 31, 1998                      Year           Year           Year
--------------------------------------------------------------------------------
Class A shares                               1.6%           5.8%           8.2%
Class B shares                               0.6%           6.3%           8.6%
Class I shares                               6.8%           6.8%           8.7%
Lehman Brothers Municipal Bond Index         6.5%           6.2%           8.2%

These returns reflect the maximum sales charge for Class A and Class I(4.75%) and any applicable CDSC for Class B. The Class A and Class B performance shown above for the period prior to January 6, 1998 and January 14, 1998, respectively, is the performance of Class I shares, adjusted for sales charge (but not adjusted for any other differences in the expenses of the classes). The Lehman Brothers Municipal Bond Index is a broad-based, unmanaged market index of municipal bonds. Investors cannot invest directly in an Index. (Source: Lipper Inc.)

Fund Fees and Expenses. These tables describe the fees and expenses that you may pay if you buy and hold shares.



Shareholder Fees
(fees paid directly
 from your investment)             Class A             Class B           Class I
--------------------------------------------------------------------------------
Maximum Sales Charge (load)
  (as a percentage of
  offering price)                  4.75%               None                None
Maximum Deferred Sales Charge
  (as a percentage of the
  lower of net asset value at
  time of redemption)              None                5.00%               None
Sales Charge Imposed on
  Reinvested Distributions         None                None                None
Exchange Fee                       None                None                None


Annual Fund Operating Expenses
(expenses that are deducted
from Fund assets)                  Class A             Class B           Class I
--------------------------------------------------------------------------------
Management Fees                    0.48%               0.48%             0.48%
Distribution and Service
  (12b-1) Fees*                    0.00%               0.75%             0.00%
Other Expenses**                   0.17%               0.16%             0.22%
                                   -----               -----             -----
Total Annual Fund
  Operating Expenses               0.65%               1.39%             0.70%


* Long-term shareholders of Class B shares may pay more than the economic equivalent of the front-end sales charge permitted by the National Association of Securities Dealers, Inc. Class B shares began paying a service fee during the quarter ended March 31, 1999.
** Class A shares began paying a service fee during the quarter ended March 31,1999.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 Year         3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares           $  538         $   673        $   820        $ 1,247
Class B shares           $  642         $   840        $   961        $ 1,669
Class I shares           $   72         $   224        $   390        $   871

You would pay the following expenses if you did not redeem your shares:

                         1 Year         3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares           $  538         $   673        $   820        $ 1,247
Class B shares           $  142         $   440        $   761        $ 1,669
Class I shares           $   72         $   224        $   390        $   871

INVESTMENT OBJECTIVE & PRINCIPAL POLICIES AND RISKS

The investment objective of the Fund is to provide current income exempt from regular federal income tax. During periods of normal market conditions, the Fund will have at least 80% of its net assets invested in obligations (including notes and tax-exempt commercial paper) issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax. This is a fundamental policy of the Fund which only may be changed with shareholder approval. The Fund's investment objective and other policies may be changed by the Trustees without shareholder approval.

Municipal obligations include bonds, notes and commercial paper issued by a municipality for a wide variety of both public and private purposes. The interest on municipal obligations is (in the opinion of the issuer's counsel) exempt from regular federal income tax. Interest income from certain types of municipal obligations may be subject to the federal alternative minimum tax (the "AMT") for individuals. The Fund will not invest in an obligation if the interest on that obligation is subject to the AMT.


At least 65% of net assets will normally be invested in municipal obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody's Investors Service, Inc. ("Moody's"), or BBB or higher by either Standard & Poor's Ratings Group ("S&P") or Fitch IBCA ("Fitch")) or, if unrated, are determined by the investment adviser to be of at least investment grade quality. The balance of net assets may be invested in municipal obligations rated below investment grade and in unrated municipal obligations considered to be of comparable quality by the investment adviser. As of December 31, 1998, 23.9% of the Fund's net assets were invested in obligations rated below investment grade. Lower rated obligations have speculative characteristics and are more volatile than higher rated obligations. Also, changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of lower-rated obligations to make principal and interest payments. It may also be more difficult to value certain lower rated obligations because of the inability (or perceived inability) of the issuer to make interest and principal payments. The Fund may invest in securities in any rating category, including those in default.


The Fund may invest 25% or more of its total assets in municipal obligations of the same type (such as leases, housing finance, public housing, municipal utilities, hospital and health facilities or industrial development). This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting a particular category of issuer.

The net asset value will change in response to changes in prevailing interest rates and changes in the value of securities held. The value of securities held will be affected by the credit quality of the issuer of the obligation, and general economic and business conditions that affect the specific economic sector of the issuer. Changes by rating agencies in the rating assigned to an obligation may also affect the value of an obligation. The amount of information available about the financial condition of issuers of municipal obligations generally is not as extensive as that available for publicly-traded corporations.


The Fund may purchase derivative instruments, which derive their value from another instrument, security or index. For example, the Fund may invest in municipal securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters"). Although they are volatile and may expose the Fund to leverage risk, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. The Fund may also purchase and sell various kinds of financial futures contracts and options thereon to hedge against changes in interest rates or as a substitute for the purchase of portfolio securities. The use of derivative instruments for both hedging and investment purposes involves a risk of loss or depreciation due to a variety of factors including counterparty risk, unexpected market, interest rate or securities price movements, and tax and regulatory constraints. Derivative hedging transactions may not be effective because of imperfect correlations and other factors.


The Fund may invest in zero coupon bonds, which do not require the issuer to make periodic interest payments. The values of these bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently.

The Fund may borrow amounts up to one-third of the value of its total assets (including borrowings), but it will not borrow more than 5% of the value of its total assets except to satisfy redemption requests or for other temporary purposes. Such borrowings would result in increased expense to the Fund and, while they are outstanding, would magnify increases or decreases in the value of Fund shares. The Fund will not purchase additional investment securities while outstanding borrowings exceed 5% of the value of its total assets. During unusual market conditions, the Fund may temporarily invest up to 50% of its assets in cash or cash equivalents. Interest income from temporary investments may be taxable.

The investment adviser's process for selecting securities for purchase and sale is research intensive and emphasizes the creditworthiness of the issuer or other person obligated to repay the obligation. The investment adviser seeks to invest in obligations that it believes will retain their value in varying interest rate climates.


Like most mutual funds, the Fund relys on computers in conducting daily business and processing information. There is a concern that on January 1, 2000 some computer programs will be unable to recognize the new year and as a consequence computer malfunctions will occur. Eaton Vance is taking steps that it believes are reasonably designed to address this potential problem and to obtain satisfactory assurance from other service providers to the Fund that they are also taking steps to address the issue. There can, however, be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund or shareholders. The Year 2000 concern may also adversely impact issuers of obligations held by the Fund and the markets on which these securities trade. The foregoing statement is subject to the Year 2000 Information and Readiness Disclosure Act, which may protect Eaton Vance and the Fund from liability arising from the statement.


MANAGEMENT AND ORGANIZATION

Management. The Fund's investment adviser is Eaton Vance Management ("Eaton Vance"), 255 State Street, Boston, Massachusetts 02109. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its subsidiaries currently manage over $35 billion on behalf of mutual funds, institutional clients and individuals.

The investment adviser manages the investments of the Fund and provides related office facilities and personnel. Under its investment advisory agreement with the Fund, Eaton Vance receives a monthly advisory fee equal to the aggregate of a daily asset based fee and a daily income based fee. The fees are applied on the basis of the following categories.

                                                     Annual              Daily
Category  Daily Net Assets                         Asset Rate        Income Rate
--------------------------------------------------------------------------------
1         up to $500 million                         0.300%             3.00%
2         $500 million but less than $1 billion      0.275%             2.75%
3         $1 billion but less than $1.5 billion      0.250%             2.50%
4         $1.5 billion but less than $2 billion      0.225%             2.25%
5         $2 billion but less than $3 billion        0.200%             2.00%
6         $3 billion and over                        0.175%             1.75%



On December 31, 1998, the Fund had net assets of $148,184,229. For the fiscal year ended December 31, 1998, the Fund paid Eaton Vance advisory fees equivalent to 0.48% of the Fund's average net assets for such year.

Thomas J. Fetter is the portfolio manager of the Fund (since 1986). He also manages other Eaton Vance portfolios, has been an Eaton Vance portfolio manager for more than 5 years, and is a Vice President of Eaton Vance.


The investment adviser and the Fund have adopted Codes of Ethics governing personal securities transactions. Under the Codes, Eaton Vance employees may purchase and sell securities (including securities held by the Fund) subject to certain pre-clearance and reporting requirements and other procedures.

Organization.  The Fund is a  series  of  Eaton  Vance  Mutual  Funds  Trust,  a
Massachusetts  business  trust.  The  Fund  does  not  hold  annual  shareholder meetings, but may hold special meetings for matters that require shareholder approval (like electing or removing trustees, approving management contracts or changing investment policies that may only be changed with shareholder approval).

VALUING SHARES

The Fund values its shares once each day only when the New York Stock Exchange is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). The price of Fund shares is their net asset value (plus a sales charge for Class A), which is derived from Fund holdings. Municipal obligations will normally be valued on the basis of valuations furnished by a pricing service.

When purchasing or redeeming Fund shares, your investment dealer must communicate your order to the principal underwriter by a specific time each day in order for the purchase price or the redemption price to be based on that day's net asset value per share. It is the investment dealer's responsibility to transmit orders promptly. The Fund may accept purchase and redemption orders as of the time of their receipt by certain investment dealers (or their designated intermediaries).

PURCHASING CHARGES


You may purchase Class A and Class B shares through your investment dealer or by mailing the account application form included in this prospectus to the transfer agent (see back cover for address). Your initial investment must be at least $1,000. The price of Class A shares is the net asset value plus a sales charge. The price of Class B shares is the net asset value; however, you may be subject to a sales charge (called a "contingent deferred sales charge" or "CDSC") if you redeem Class B shares within six years of purchase. The sales charges are described below. Your investment dealer can help you decide which class of shares suits your investment needs.

Class I shares are offered to clients of financial intermediaries who charge an advisory, management, consulting or similar fee for their services; accounts affiliated with those financial intermediaries; investment clients of Eaton Vance; and certain persons affiliated with Eaton Vance and certain Eaton Vance service providers. Class I shares are also offered to shareholders who owned shares on December 31, 1997 at net asset value per share plus the sales charge applicable to the same purchase of Class A shares. Your initial investment must be at least $1,000. Subsequent investments of $50 or more may be made at any time. The investment minimum is waived for persons affiliated with Eaton Vance and its service providers.


After your initial investment, additional investments of $50 or more may be made at any time by sending a check payable to the order of the Fund or the transfer agent directly to the transfer agent (see back cover for address). Please include your name and account number and the name of the Fund and Class with each investment.

You may also make automatic investments of $50 or more each month or each quarter from your bank account. You can establish bank automated investing on the account application or by calling 1-800-262-1122. The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts and certain group purchase plans.

SALES CHARGES

Front-End Sales Charge. Class A shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment. The current sales charge schedule is:

                                         Sales Charge         Sales Charge        Dealer Commission
                                       as Percentage of   as Percentage of Net    as a Percentage of
Amount of Purchase                      Offering Price      Amount Invested        Offering Price
----------------------------------------------------------------------------------------------------
Less than $25,000                            4.75%               4.99%                 4.50%
$25,000 but less than $100,000               4.50%               4.71%                 4.25%
$100,000 but less than $250,000              3.75%               3.90%                 3.50%
$250,000 but less than $500,000              3.00%               3.09%                 2.75%
$500,000 but less than $1,000,000            2.00%               2.04%                 2.00%
$1,000,000 or more                           0.00*               0.00*                 1.00%

Contingent Deferred Sales Charge. Class A and Class B shares are subject to a CDSC on certain redemptions. If Class A shares are purchased at net asset value because the purchase amount is $1 million or more, they are subject to a 1.00% CDSC if redeemed within 24 months of purchase. Class B shares are subject to the following CDSC schedule:

Year of Redemption After Purchase                                          CDSC
--------------------------------------------------------------------------------
First or Second                                                            5%
Third                                                                      4%
Fourth                                                                     3%
Fifth                                                                      2%
Sixth                                                                      1%
Seventh or following                                                       0%

The CDSC is based on the lower of the net asset value at the time of purchase or the time of redemption. Shares acquired through the reinvestment of distributions are exempt from the CDSC. Redemptions are made first from shares that are not subject to a CDSC.

Reducing or Eliminating Sales Charges. Front-end sales charges may be reduced under the right of accumulation or under a statement of intention. Under the right of accumulation, sales charges are reduced if the current market value of your current holdings (shares at current offering price), plus your new purchases, reach $25,000 or more. Class A shares of other Eaton Vance funds owned by you can be included as part of your current holdings for this purpose. Under a statement of intention, purchases of $25,000 or more made over a 13-month period are eligible for reduced sales charges. The principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until the statement is satisfied or the 13-month period expires. See the account application for details.


Class A shares are offered at net asset value to clients of financial intermediaries who charge a fee for their services; accounts affiliated with those financial intermediaries; investment clients of Eaton Vance; certain persons affiliated with Eaton Vance; and certain Eaton Vance and fund service providers. Ask your investment dealer for details.


The Class B CDSCs are waived for redemptions pursuant to a Withdrawal Plan (see "Shareholder Account Features"). The Class B CDSC is also waived following the death of all beneficial owners of shares, but only if the redemption is requested within one year after death (a death certificate and other applicable documents may be required).

If you redeem shares, you may reinvest, with credit for any CDSC's paid on the redeemed shares, any portion or all of the redemption proceeds in the same class of shares of the Fund (or, for Class A shares, in Class A shares of any other Eaton Vance fund), provided that the reinvestment occurs within 60 days of the redemption, and the privilege has not been used more than once in the prior 12 months. Your account will be credited with any CDSC paid in connection with the redemption. Reinvestment requests must be in writing. If you reinvest, you will be sold shares at the next determined net asset value following receipt of your request.


Distribution and Service Fees. Class B shares have adopted a plan under Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of shares (so-called "12b-1 fees"). Class B shares pay distribution fees of .75% of average daily net assets annually. Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges. Class A and Class B pay service fees for personal and/or account services not exceeding .25% of average daily net assets annually. Class A and Class B only pay service fees on shares that have been outstanding for 12 months.


REDEEMING SHARES

You can redeem shares in any of the following ways:

  By Mail Send your request to the transfer agent along with any certificates and stock powers. The request must be signed exactly as your account is registered and signature guaranteed. You can obtain a signature guarantee at certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations. You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.

  By Telephone          You can redeem up to $50,000 b y calling the transfer
                        agent at 1-800-262-1122 on Monday through Friday, 9:00
                        a.m. to 4:00 p.m. (eastern time). Proceeds of a
                        telephone redemption can be mailed only to the account
                        address.   Shares held by corporations, trusts or
                        certain other entities, or subject to fiduciary arrangements, cannot be redeemed by telephone.

  By Check You may obtain forms to establish checkwriting privileges for your account by calling 1-800-225-6265 (extension 7601). Checks may be drawn on your account in any amount of $500 or more. You will be required to complete signature cards and will be subject to cerain rules in connection with this privilege. There is no charge for this service.

If you redeem shares, your redemption price will be based on the net asset value per share next computed after the redemption request is received. Your redemption proceeds will be paid in cash within seven days, reduced by the amount of any federal income tax required to be withheld. Payments will be sent by mail unless you complete the Bank Wire Redemptions section of the account application.

If you recently purchased shares, the proceeds of a redemption will not be sent until the check (including a certified or cashier's check) has cleared. If the purchase check has not cleared, redemption proceeds may be delayed up to 15 days from the purchase date. If your account value falls below $750 other than due to market decline, you may be asked to either add to your account or redeem it within 60 days. If you take no action, your account will be redeemed and the proceeds sent to you.

While redemption proceeds are normally paid in cash, redemptions may be paid by distributing marketable securities. If you receive securities, you could incur brokerage or other charges in converting the securities to cash.

SHAREHOLDER ACCOUNT FEATURES


Once you purchase shares, the transfer agent establishes a Lifetime Investing Account(R) for you. Share certificates are issued only on request.



Distributions. You may have your Fund distributions paid in one of the following ways:

*Full Reinvest
 Option Dividends and capital gains are reinvested in additional shares. This option will be assigned if you do not specify an option.

*Partial Reinvest
 Option  Dividends  are  paid  in cash  and  capital  gains  are  reinvested  in additional shares.

*Cash Option        Dividends  and  capital  gains  are paid in cash.

*Exchange Option    Dividends  and/or capital gains are reinvested in additional shares of another  Eaton  Vance fund  chosen by you.  Before selecting  this option,  you must obtain a prospectus of the
                    other  fund  and  consider  its   objectives   and  policies
                    carefully.

Information from the Fund. From time to time, you may be mailed the following:

* Annual and Semi-Annual Reports, containing performance information and financial statements.
* Periodic account statements, showing recent activity and total share balance.
*    Form 1099 and tax information needed to prepare your income tax returns.
*    Proxy materials, in the event a shareholder vote is required.
*    Special notices about significant events affecting your Fund.


Withdrawal Plan. You may redeem shares on a regular monthly or quarterly basis by establishing a systematic withdrawal plan. Withdrawals will not be subject to any applicable CDSC if they do not in the aggregate exceed 12% annually of the account balance at the time the plan is established. A minimum account size of $5,000 is required to establish a systematic withdrawal plan. Because purchases of Class A shares are subject to an initial sales charge, you should not make withdrawals from your account while you are making purchases.

Exchange Privilege. You may exchange your Class A and Class B shares for shares of the same class of another Eaton Vance fund. Class I shares may also be exchanged for Class A shares of another Eaton Vance fund. Exchanges are generally made at net asset value. If you hold Class A shares for less than six months and exchange them for shares subject to a higher sales charge, you will be charged the difference between the two sales charges. If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate. For purposes of the CDSC, your shares will continue to age from the date of your original purchase.


Before exchanging, you should read the prospectus of the new fund carefully. If you wish to exchange shares, you may write to the transfer agent (address on back cover) or call 1-800-262-1122. Periodic automatic exchanges are also available. The exchange privilege may be changed or discontinued at any time. You will receive 60 days' notice of any material change to the privilege. This privilege may not be used for "market timing". If an account (or group of accounts) makes more than two round-trip exchanges within 12 months, it will be deemed to be market timing. The exchange privilege may be terminated for market timing accounts.

Telephone Transactions. You can redeem or exchange shares by telephone as described in this prospectus. The transfer agent and the principal underwriter have procedures in place to authenticate telephone instructions (such as verifying personal account information). As long as the transfer agent and principal underwriter follow these procedures, they will not be responsible for unauthorized telephone transactions and you bear the risk of possible loss resulting from telephone transactions. You may decline the telephone redemption option on the account application. Telephone instructions are tape recorded.

"Street Name" Accounts. If your shares are held in a "street name" account at an investment dealer, that dealer (and not the Fund or its transfer agent) will perform all recordkeeping, transaction processing and distribution payments.

Because the Fund will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes in your account, or to obtain account information. The transfer of shares in a "street name" account to an account with another investment dealer or to an account directly with the Fund involves special procedures and you will be required to obtain historical information about your shares prior to the transfer. Before establishing a "street name" account with an investment dealer, you should determine whether that dealer allows reinvestment of distributions in "street name" accounts.

Account Questions. If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-225-6265, or write to the transfer agent (see back cover for address).

TAX INFORMATION


The Fund declares dividends daily and ordinarily pays distributions monthly. Different classes will distribute different dividend amounts. Your account will be credited with dividends beginning on the business day after the day when the funds used to purchase your Fund shares are collected by the transfer agent. For tax purposes the entire distribution, whether paid in cash or reinvested in additional shares, ordinarily will constitute tax-exempt income to you.

Distributions of any taxable income and net short-term capital gains will be taxable as ordinary income. Distributions of any long-term capital gains are taxable as such. A redemption of Fund shares, including an exchange for shares of another fund, is a taxable transaction.


Shareholders, particularly corporations and those subject to state alternative minimum tax, should consult with their advisers concerning the applicability of state, local and other taxes to an investment.

FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand the Fund's financial performance for the past five years. Certain information in the table reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not taking into account a sales charge). This information has been audited by Deloitte & Touche LLP, independent accountants. The report of Deloitte & Touche LLP and the Fund's financial statements are incorporated herein by reference and included in the annual report, which is available on request. The Fund began offering three classes of shares on January 1, 1998. Prior to that date, the Fund offered only Class I shares.


                                                                              YEAR ENDED DECEMBER 31,
                                                   --------------------------------------------------------------------------------
                                                                 1998(1)                    1997      1996      1995       1994
                                                   --------------------------------------------------------------------------------
                                                   CLASS A(2)    CLASS B(3)    CLASS I    CLASS I   CLASS I   CLASS I     CLASS I
-----------------------------------------------------------------------------------------------------------------------------------
  Net asset value - Beginning of year                $10.000       $10.000      $10.840   $10.070   $10.210   $ 9.260    $10.630
                                                     -------       -------     --------   -------   -------   -------    -------
  Income (loss) from operations
  Net investment income                               $0.502        $0.416       $0.574   $ 0.584   $ 0.605   $ 0.604    $ 0.611
  Net realized and unrealized gain (loss)              0.099         0.006        0.141     0.785    (0.143)    0.962     (1.369)
                                                     -------       -------     --------   -------   -------   -------    -------
  Total income (loss) from operations                 $0.601        $0.422       $0.715   $ 1.369   $ 0.462   $ 1.566    $(0.758)
                                                     -------       -------     --------   -------   -------   -------    -------
  Less distributions
  From net investment income                         $(0.522)      $(0.433)     $(0.576)  $(0.584)  $(0.594)  $(0.604)   $(0.611)
  In excess of net investment income                      --            --           --    (0.015)   (0.008)   (0.012)    (0.001)
  From net realized gain                              (0.061)       (0.051)      (0.109)       --        --        --         --
  In excess of net realized gain                      (0.048)       (0.058)          --        --        --        --         --
                                                     -------       -------     --------   -------   -------   -------    -------
  Total distributions                                $(0.631)      $(0.542)     $(0.685)  $(0.599)  $(0.602)  $(0.616)   $(0.612)
                                                     -------       -------     --------   -------   -------   -------    -------
  Net asset value - End of year                       $9.970        $9.880      $10.870   $10.840   $10.070   $10.210    $ 9.260
                                                     =======       =======     ========   =======   =======   =======    =======
  Total return(4)                                       6.07%         4.03%        6.75%    14.13%     4.78%    17.40%     (7.27)%
  Ratios/Supplemental Data
  Net assets, end of year (000's omitted)            $32,352       $10,008     $105,824   $92,375   $88,184   $96,410    $90,802
  Ratios (as a percentage of average daily net
  assets):
   Expenses(5)                                          0.65%         1.39%        0.70%     0.81%     0.78%     0.76%      0.80%
   Expenses after custodian fee reduction(5)            0.60%         1.34%        0.65%     0.77%     0.74%       --         --
   Net investment income                                5.07%         4.33%        5.25%     5.69%     6.12%     6.16%      6.26%
  Portfolio Turnover                                      38%           38%          38%       34%       30%       58%        58%

(1)  Net  investment   income  per  share  was  computed  using  average  shares
     outstanding.
(2) For the period from the commencement of offering of Class A shares, Janaury 6, 1998, to December 31, 1998.
(3) For the period from the commencement of offering of Class B shares, Janaury 14, 1998, to December 31, 1998.
(4) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
(5) The expense ratios for the year ended December 31, 1995 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratio for the prior period has not been adjusted to reflect this change.

{LOGO}              Mutual Funds
EATON VANCE           for People
Mutual Funds             Who Pay
                           Taxes(R)


MORE INFORMATION
--------------------------------------------------------------------------------

     About the Fund: More information is available in the statement of additional information. The statement of additional information is incorporated by reference into this prospectus. Additional information about the Fund's investments is available in the annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the past year. You may obtain free copies of the statement of additional information and the shareholder reports by contacting:


                         EATON VANCE DISTRIBUTORS, INC.
                                255 State Street
                                Boston, MA 02109
                                 1-800-225-6265
                           website: www.eatonvance.com


     You will find and may copy information about the Fund at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-800-SEC-0330 for information); on the SEC's Internet site (http://www.sec.gov); or upon payment of copying fees by writing to the SEC's public reference room in Washington, DC 20549-6009.

     About Shareholder Accounts: You can obtain more information from Eaton Vance Share- holder Services (1-800-225-6265). If you own shares and would like to add to, redeem or change your account, please write or call the transfer agent:
--------------------------------------------------------------------------------

                       FIRST DATA INVESTOR SERVICES GROUP
                                  P.O. BOX 5123
                           WESTBOROUGH, MA 01581-5123
                                 1-800-262-1122


SEC File No.  811-4015                                                       MBP

                                    PART B
        INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                                                        STATEMENT OF
                                                        ADDITIONAL INFORMATION
                                                        May 1, 1999

                   EATON VANCE GOVERNMENT OBLIGATIONS FUND


                               255 State Street
                         Boston, Massachusetts 02109
                                (800) 225-6265

    This Statement of Additional Information ("SAI") provides general information about the Fund and the Portfolio. The Fund is a series of Eaton Vance Mutual Funds Trust. Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Fund's prospectus. This SAI contains additional information about:

                                                                      Page
Strategies and Risks ............................................       1
Investment Restrictions .........................................       8
Management and Organization .....................................       9
Investment Advisory and Administrative Services .................      13
Other Service Providers .........................................      14
Purchasing and Redeeming Shares .................................      15
Sales Charges ...................................................      16
Performance .....................................................      20
Taxes ...........................................................      21
Portfolio Security Transactions .................................      24
Financial Statements ............................................      25
    Appendicies:
    A: Class A Fees, Performance and Ownership ..................     a-1
    B: Class B Fees, Performance and Ownership ..................     b-1
    C: Class C Fees, Performance and Ownership ..................     c-1

    THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE FUND'S PROSPECTUS DATED MAY 1, 1999, AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS SAI SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS, WHICH MAY BE OBTAINED BY CALLING 1-800-225-6265.

                             STRATEGIES AND RISKS


MORTGAGE-BACKED SECURITIES. The Portfolio's investments in mortgage-backed securities may include conventional mortgage pass-through securities, stripped mortgage-backed securities ("SMBS") and certain classes of multiple class CMOs (as described below). Examples of SMBS include interest only and principal only securities. The CMO classes in which the Portfolio may invest include sequential and parallel pay CMOs, including planned amortization class and target amortization class securities. The Portfolio may also invest in the floating rate mortgage-backed securities listed under "Indexed Securities".

    Government National Mortgage Association ("GNMA") Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans -- issued by lenders such as mortgage bankers, commercial banks and savings and loan associations -- are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group or such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once such pool is approved by GNMA, the timely payment of interest and principal on the Certificates issued representing such pool is guaranteed by the full faith and credit of the U.S. Government. As mortgage-backed securities, GNMA Certificates differ from bonds in that the principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. GNMA Certificates are called "pass-through" securities because a pro rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool is passed through monthly to the holder of the Certificate (i.e., the Portfolio). As indicated below, since the unscheduled prepayment rate of the underlying mortgage pool covered by a "pass-through" security cannot be predicted with accuracy, the average life of a particular issue of GNMA Certificates cannot be accurately predicted. The Portfolio may purchase GNMA Certificates and various other mortgage-backed securities on a when-issued basis subject to certain limitations and requirements.


    The Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the U.S. Government created by Congress for the purposes of increasing the availability of mortgage credit for residential housing, issues participation certificates ("PCs") representing undivided interests in FHLMC's mortgage portfolio. While FHLMC guarantees the timely payment of interest and ultimate collection of the principal of its PCs, its PCs are not backed by the full faith and credit of the U.S. Government. FHLMC PCs differ from GNMA Certificates in that the mortgages underlying the PCs are mostly "conventional" mortgages rather than mortgages insured or guaranteed by a federal agency or instrumentality. However, in several other respects, such as the monthly pass-through of interest and principal (including unscheduled prepayments) and the unpredictability of future unscheduled prepayments on the underlying mortgage pools, FHLMC PCs are similar to GNMA Certificates.

    The Federal National Mortgage Association ("FNMA"), a federally chartered corporation owned entirely by private stockholders, purchases both conventional and federally insured or guaranteed residential mortgages from various entities, including savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers, and packages pools of such mortgages in the form of pass-through securities generally called FNMA Mortgage-Backed Certificates, which are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. Like GNMA Certificates and FHLMC PCs, these pass-through securities are subject to the unpredictability of unscheduled prepayments on the underlying mortgage pools.


    While it is not possible to accurately predict the life of a particular issue of a mortgage-backed "pass-through" security held by the Portfolio, the actual life of any such security is likely to be substantially less than the average final maturities of the mortgage loans underlying the security. This is because unscheduled early prepayments of principal on the security owned by the Portfolio will result from the prepayment, refinancing or foreclosure of the underlying mortgage loans in the mortgage pool. The Portfolio, when the monthly payments (which may include unscheduled prepayments) on such a security are passed through to it, may be able to reinvest them only at a lower rate of interest. Because of the regular scheduled payments of principal and the early unscheduled prepayments of principal, the mortgage-backed "pass-through" security is less effective than other types of obligations as a means of "locking-in" attractive long-term interest rates. As a result, this type of security may have less potential for capital appreciation during periods of declining interest rates than other U.S. Government securities of comparable maturities, although many issues of mortgage-backed "pass-through" securities may have a comparable risk of decline in market value during periods of rising interest rates. If such a security has been purchased by the Portfolio at a premium above its par value, both a scheduled payment of principal and an unscheduled prepayment of principal, which would be made at par, will accelerate the realization of a loss equal to that portion of the premium applicable to the payment or prepayment. If such a security has been purchased by the Portfolio at a discount from its par value, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current returns and will accelerate the recognition of income, which, when distributed to Fund shareholders, will be taxable as ordinary income.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (d) the credit of the agency or instrumentality. The Portfolio may also invest in any other security or agreement collateralized or otherwise secured by U.S. Government securities. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, FHLMC, FNMA, GNMA, Student Loan Marketing Association, United States Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Because the U.S. Government generally is not obligated to provide support to its instrumentalities, the Portfolio will invest in obligations issued by these instrumentalities only if the investment adviser determines that the credit risk with respect to such obligations is minimal.

    The principal of and/or interest on certain U.S. Government securities which may be purchased by the Portfolio could be (a) payable in foreign currencies rather than U.S. dollars or (b) increased or diminished as a result of changes in the value of the U.S. dollar relative to the value of foreign currencies. The value of such portfolio securities denominated in foreign currencies may be affected favorably or unfavorably by changes in the exchange rate between foreign currencies and the U.S. dollar.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). CMOs are debt securities issued by the FHLMC and by financial institutions and other mortgage lenders which are generally fully collateralized by a pool of mortgages held under an indenture. The key feature of the CMO structure is the prioritization of the cash flows from a pool of mortgages among the several classes of CMO holders, thereby creating a series of obligations with varying rates and maturities appealing to a wide range of investors. CMOs generally are secured by an assignment to a trustee under the indenture pursuant to which the bonds are issued of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (that is, the character of payments of principal and interest is not passed through and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs. CMOs are issued in two or more classes or series with varying maturities and stated rates of interest determined by the issuer. Senior CMO classes will typically have priority over residual CMO classes as to the receipt of principal and/or interest payments on the underlying mortgages. Because the interest and principal payments on the underlying mortgages are not passed through to holders of CMOs, CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest to each class and to retire successive maturities in sequence. CMOs are designed to be retired as the underlying mortgages are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to maturity. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayments, there will be sufficient collateral to secure CMOs that remain outstanding. Currently, the investment adviser will consider privately issued CMOs or other mortgage-backed securities as possible investments for the Portfolio only when the mortgage collateral is insured, guaranteed or otherwise backed by the U.S. Government or one or more of its agencies or instrumentalities (e.g., insured by the Federal Housing Administration or Farmers Home Administration or guaranteed by the Administrator of Veterans Affairs or consisting in whole or in part of U.S. Government securities).

STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"). The Portfolio may invest in SMBS, which are derivative multiclass mortgage securities. The Portfolio may only invest in SMBS issued or guaranteed by the U.S. Government, its agencies or instrumentalities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgages. A common type of SMBS will have one class receiving all of the interest from the mortgages, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying mortgages experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities. Although the market for such securities is increasingly liquid, certain SMBS may not be readily marketable and will be considered illiquid for purposes of the Portfolio's limitation on investments in illiquid securities. The determination of whether a particular SMBS is liquid will be made by the investment adviser under guidelines and standards established by the Trustees of the Portfolio. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgages are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. The investment adviser will seek to manage these risks (and potential benefits) by investing in a variety of such securities and by using certain hedging techniques.

INDEXED SECURITIES. The Portfolio may invest in securities that fluctuate in value with an index. Such securities generally will either be issued by the U.S. Government or one of its agencies or instrumentalities or, if privately issued, collateralized by mortgages that are insured, guaranteed or otherwise backed by the U.S. Government, its agencies or instrumentalities. The interest rate or, in some cases, the principal payable at the maturity of an indexed security may change positively or inversely in relation to one or more interest rates, financial indices, securities prices or other financial indicators ("reference prices"). An indexed security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on an indexed security is a multiple of the change in the reference price. Thus, indexed securities may decline in value due to adverse market changes in reference prices. Because indexed securities derive their value from another instrument, security or index, they are considered derivative debt securities, and are subject to different combinations of prepayment, extension, interest rate and/or other market risks. The indexed securities purchased by the Portfolio may include interest only ("IO") and principal only ("PO") securities, floating rate securities linked to the Cost of Funds Index ("COFI floaters"), other "lagging rate" floating rate securities, floating rate securities that are subject to a maximum interest rate ("capped floaters"), leveraged floating rate securities ("super floaters"), leveraged inverse floating rate securities ("inverse floaters"), dual index floaters, range floaters, index amortizing notes and various currency indexed notes.

RISKS OF CERTAIN MORTGAGE-BACKED AND INDEXED SECURITIES. The risk of early prepayments is the primary risk associated with mortgage IOs, super floaters and other leveraged floating rate mortgage-backed securities. The primary risks associated with COFI floaters, other "lagging rate" floaters, capped floaters, inverse floaters, POs and leveraged inverse IOs are the potential extension of average life and/or depreciation due to rising interest rates. Although not mortgage-backed securities, index amortizing notes and other callable securities are subject to extension risk resulting from the issuer's failure to exercise its option to call or redeem the notes before their stated maturity date. The residual classes of CMOs are subject to both prepayment and extension risk.


    Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced to below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates. The market values of currency-linked securities may be very volatile and may decline during periods of unstable currency exchange rates.


LEVERAGE THROUGH BORROWING. The Investment Company Act of 1940 (the "1940 Act") requires the Portfolio to maintain continuous asset coverage of not less than 300% with respect to any bank borrowings. This allows the Portfolio to borrow an amount (when taken together with any borrowings for temporary extraordinary or emergency purposes as described in the prospectus) equal to as much as 50% of the value of its net assets (not including such borrowings). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Portfolio may be required to sell some of its portfolio holdings within three days in order to reduce the Portfolio's debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

    The Portfolio and the other investment companies advised by the investment adviser or Eaton Vance Management participate in a Line of Credit Agreement (the "Credit Agreement") with a group of six banks (the "Lenders"). Citibank, N.A. serves as the administrative agent. The Portfolio is obligated to pay to each Lender, in addition to interest on advances made to it under the Credit Agreement, a quarterly fee of .10% on each Lender's unused commitment. The Portfolio expects to use the proceeds of the Advances primarily for leveraging purposes. The Portfolio, may also borrow money for temporary purposes. As at December 31, 1998, the Portfolio had an outstanding loan balance of $8,799,000. The average daily loan balance for the fiscal year ended December 31, 1998, under the Credit Agreement (and predecessor contract) was $4,752,627 and the average daily interest rate was 6.10%. The Portfolio, may also borrow money for temporary purposes.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. The Portfolio may purchase and sell securities on a "forward commitment" or "when-issued" basis. Forward commitment or when-issued transactions arise when securities are purchased or sold by the Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. However, the yield on a comparable security when the transaction is consummated may vary from the yield on the security at the time that the forward commitment or when-issued transaction was made. From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. When the Portfolio engages in forward commitment or when-issued transactions, the Portfolio relies on the seller or buyer, as the case may be, to consummate the sale. Failure to do so may result in the Portfolio missing the opportunity of obtaining a price or yield considered to be advantageous. Forward commitment or when-issued transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made by the Portfolio until it receives payment or delivery from the other party to the transaction. To the extent the Portfolio engages in forward commitment or when-issued transactions, it will do so for the purpose of acquiring or disposing of securities held by the Portfolio consistent with the Portfolio's investment objective and policies and not for the purpose of investment leverage. The Portfolio will maintain cash, U.S. Government securities or liquid debt obligations in a segregated account until any forward commitment that it enters is settled.

LENDING PORTFOLIO SECURITIES. The Portfolio may seek to increase its income by lending portfolio securities to broker-dealers or other institutional borrowers. Under present regulatory policies of the Securities and Exchange Commission ("SEC"), such loans are required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities held by the Portfolio's custodian and maintained on a current basis at an amount at least equal to the market value of the securities loaned, which will be marked to market daily. Cash equivalents include certificates of deposit, commercial paper and other short-term money market instruments. The Portfolio would have the right to call a loan and obtain the securities loaned at any time on up to five business days' notice. The Portfolio would not have the right to vote any securities having voting rights during the existence of a loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the securities by the investment adviser to be of good standing and when the consideration which can be earned from securities loans of this type, net of administrative expenses and any finder's fees, justifies the attendant risk. The financial condition of the borrower will be monitored by the investment adviser on an ongoing basis. If the investment adviser determines to make securities loans, it is not intended that the value of the securities loaned would exceed 30% of the Portfolio's total assets.

DERIVATIVE INSTRUMENTS. The Portfolio may purchase or sell derivative instruments (which are instruments that derive their value from another instrument, security, index or currency) to hedge against fluctuations in interest rates, securities prices or currency exchange rates, to change the duration of the Portfolio's fixed income portfolio, as a substitute for the purchase or sale of securities or currency, or to enhance return. The Portfolio's transactions in derivative instruments may include the purchase or sale of futures contracts on securities, (such as U.S. Government securities), indices, other financial instruments (such as certificates of deposit, Eurodollar time deposits, and economic indices) or currencies; options on futures contracts; exchange-traded and over-the-counter ("OTC") options on securities; indices or currencies; and forward contracts to purchase or sell currencies. All of the Portfolio's transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in interest rates, securities prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed the Portfolio's initial investment in these instruments. In addition, the Portfolio may lose the entire premium paid for purchased options that expire before they can be profitably exercised by the Portfolio. The Portfolio incurs transaction costs in opening and closing positions in derivative instruments. There can be no assurance that the investment adviser's use of derivative instruments will be advantageous to the Portfolio. The Portfolio's success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instrument and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the assets underlying the derivative instrument and the Portfolio's assets.


    Writing and Purchasing Call and Put Options. The Portfolio may write covered put and call options on U.S. Government securities. The Portfolio does not intend to write a covered option on U.S. Government securities if after such transaction more than 25% of its net assets, as measured by the aggregate value of such securities underlying all covered calls and puts written by the Portfolio, would be subject to such options. The Portfolio will only write a put option on a security which it intends to ultimately acquire for its investment portfolio. The Portfolio does not intend to purchase an option on any U.S. Government security if after such transaction more than 5% of its net assets, as measured by the aggregate of all premiums paid for all options held by the Portfolio, would be so invested.


    Securities dealers make OTC markets in options on certain "pass-through" mortgage-backed securities, such as GNMA Certificates, FHLMC PCs and FNMA Mortgage-Backed Certificates. These dealers buy and sell call and put options on such securities, and the Portfolio may enter into option transactions with such dealers. Since the remaining principal balance of a "pass-through" mortgage-backed security declines each month as a result of regular scheduled payments and early unscheduled prepayments of principal, the Portfolio, as a writer of a call option holding such a security as "cover" to satisfy its delivery obligation in the event of exercise, may find that the security it holds no longer has a sufficient remaining principal balance for this purpose. Should this occur, the Portfolio will purchase additional securities in order to maintain its "cover."

    OTC derivative instruments involve a heightened risk that the issuer or counterparty will fail to perform its contractual obligations. The staff of the SEC takes the position that certain purchased OTC options, assets used as cover for written OTC options, and certain other derivative instruments (and securities) are subject to the Portfolio's 15% limit on illiquid investments. The Portfolio's ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such instruments. For thinly traded derivative securities and contracts, the only source of price quotations may be the selling dealer or counterparty.


    Futures Contracts. The Portfolio may enter into futures contracts traded on an exchange regulated by the Commodity Futures Trading Commission ("CFTC") and on foreign exchanges, but, with respect to foreign exchange-traded futures contracts, only if the investment adviser determines that trading on each such foreign exchange does not subject the Portfolio to risks, including credit and liquidity risks, that are materially greater than the risks associated with trading on CFTC-regulated exchanges.

    Hedging Strategies. In order to hedge its current or anticipated portfolio positions, the Portfolio may use futures contracts on securities held in its Portfolio or on securities with characteristics similar to those of the securities held by the Portfolio. If, in the opinion of the investment adviser, there is a sufficient degree of correlation between price trends for the securities held by the Portfolio and futures contracts based on other financial instruments, securities indices or other indices, the Portfolio may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities held by the Portfolio may be more or less volatile than prices of such futures contracts, the investment adviser will attempt to estimate the extent of this difference in volatility based on historical patterns and to compensate for it by having the Portfolio enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the securities held by the Portfolio.

    Options on Futures Contracts. The Portfolio may purchase and write call and put options on futures contracts which are traded on a United States exchange or board of trade or any foreign exchange on which the Portfolio is permitted to trade futures contracts. The Portfolio will not purchase or write options on futures contracts unless, in the opinion of the investment adviser, the market for such options has developed sufficiently that the risks associated with such options transactions are not greater than the risks associated with futures transactions.

    Some derivative securities are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit in an exchange-traded derivative instrument, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Portfolio from closing out positions and limiting its losses.

    Limitations on the Use of Futures Contracts and Certain Options. The Portfolio will engage in futures and related options transactions for bona fide hedging or non-hedging purposes as defined in or permitted by the regulations of the Commodity Futures Trading Commission ("CFTC"). In general, the Portfolio will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Portfolio or that it expects to purchase. When it is economically advantageous for the Portfolio to do so, a long futures (or options) position may be terminated (or an option may expire) without the corresponding purchase of securities. The Portfolio will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining the qualification of the Fund as a regulated investment company for federal income tax purposes.

    To the extent that the Portfolio enters into futures contracts, options on futures contracts and options on foreign currencies traded on an exchange regulated by the CFTC, in each case that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the liquidation value of the Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Portfolio has entered into.


    Forward Foreign Currency Exchange Contracts. Forward contracts are individually negotiated and privately traded by currency traders and their customers. A forward contract involves an obligation to purchase or sell a specific currency (or basket of currencies) for an agreed price at a future date, which may be any fixed number of days from the date of the contract. The Portfolio may engage in cross-hedging by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency if the investment adviser determines that there is an established historical pattern of correlation between the two currencies (or the basket of currencies and the underlying currency). Use of a different foreign currency magnifies the Portfolio's exposure to foreign currency exchange rate fluctuations.


    The precise projection of short-term currency market movements is not possible and short-term hedging provides a means of fixing the dollar value of only a portion of the Portfolio's foreign assets. The Portfolio will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the securities held by the Portfolio or other assets denominated in that currency.

    Asset Coverage for Derivative Instruments. Transactions using when-issued securities, forward committments, forward contracts and futures contracts and options thereon (other than options that the Portfolio has purchased) expose the Portfolio to an obligation to another party. The Portfolio will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, futures contracts or forward contracts, or (2) cash or liquid securities (such as readily marketable obligations and money market instruments) with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Portfolio will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount. The securities in the segregated account will be marked to market daily.

    Assets used as cover or held in a segregated account maintained by the custodian cannot be sold while the position requiring coverage or segregation is outstanding, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Portfolio's assets to cover or segregated accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.


SHORT SALES AGAINST-THE-BOX. The Portfolio may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). A short sale against-the-box requires that the short seller absorb certain costs so long as the position is open. In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver appreciated stock to close the position if the borrowed stock is called in, causing a taxable gain to be recognized. Tax rules regarding constructive sales of appreciated financial positions may also require the recognition of gains prior to the closing out of short sales against the box and other risk-reduction transactions. No more than 20% of the Portfolio's assets will be subject to short sales at any one time.

SHORT-TERM TRADING. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the Portfolio believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of fixed-income securities or changes in the investment objectives of investors.

MORTGAGE ROLLS. The Portfolio may enter into mortgage "dollar rolls" in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the mortgage-backed securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Portfolio will only enter into covered rolls. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Portfolio's borrowings and other senior securities.

REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements with respect to U.S. Government securities. Under a repurchase agreement, the seller agrees to repurchase such securities at the Portfolio's cost plus interest within a specified time (normally one day). While repurchase agreements involve certain risks not associated with direct investments in U.S. Government securities, the Portfolio follows procedures designed to moderate such risks. These procedures include effecting repurchase transactions only with large, well-capitalized banks. In addition, the Portfolio's repurchase agreements will provide that the value of the collateral underlying the repurchase agreements will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling bank, the Portfolio will seek to liquidate such collateral. However, the exercise of the Portfolio's right to liquidate such collateral would involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Portfolio could suffer a loss.

INTEREST RATE SWAPS. The Portfolio will enter into interest rate swaps only on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these transactions are entered into for good faith hedging purposes and because a segregated account will be used, the Portfolio will not treat them as being subject to the Portfolio's borrowing restrictions. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Portfolio's custodian. The Portfolio will not enter into any interest rate swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by BMR. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.

TEMPORARY INVESTMENTS. The Portfolio may invest temporarily in cash or cash equivalents. Cash equivalents are highly liquid, short-term securities such as commercial paper, certificates of deposit, short-term notes and short-term U.S Government obligations.

DIVERSIFIED STATUS. The Portfolio is a "diversified" investment company under the 1940 Act. This means that with respect to 75% of its total assets (1) the Portfolio may not invest more than 5% of its total assets in the securities of a single issuer (except U.S. Government obligations) and (2) the Portfolio may not own more than 10% of the outstanding voting securities of a single issuer which generally is inapplicable because debt obligations are not voting securities.

PORTFOLIO TURNOVER. The Portfolio can not accurately predict its portfolio turnover rate, but it is anticipated that the annual turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less). A 100% annual turnover rate could occur, for example, if all the securities held by the Portfolio were replaced in a period of one year. A high turnover rate (such as 100% or more) necessarily involves greater expenses to the Portfolio and may result in the realization of substantial net short-term capital gains.

    For the fiscal years ended December 31, 1997 and 1998, the portfolio turnover rates of the Portfolio were 20% and 48%, respectively.


                           INVESTMENT RESTRICTIONS

    The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of the outstanding shares of the Fund. Accordingly, the Fund may not:

    (1) With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of a single issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies; or invest more than 25% of its total assets in any single industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities);

    (2) Borrow money or issue senior securities except as permitted by the 1940 Act;

    (3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

    (4) Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933;

    (5) Purchase or sell real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate;

    (6) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities;

    (7) Make loans to any person except by (a) the acquisition of debt instruments and making portfolio investments, (b) entering into repurchase agreements and (c) lending portfolio securities; or

    (8) Buy investment securities from or sell them to any of its officers or Trustees of the Trust, the investment adviser or its underwriter, as principal; however, any such person or concerns may be employed as a broker upon customary terms.

    Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest its assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

    The Portfolio has adopted substantially the same fundamental investment restrictions as the foregoing investment restrictions adopted by the Fund; such restrictions cannot be changed without the approval of a "majority of the outstanding voting securities" of the Portfolio.

    The Fund and the Portfolio have adopted the following investment policies which may be changed by the Trustees with respect to the Fund without shareholder approval or with respect to the Portfolio without approval by the Fund or its other investors. The Fund and the Portfolio will not:

    (a) purchase put or call options on U.S. Government securities if after such purchase more than 5% of its net assets, as measured by the aggregate of the premiums paid for such options held by the Fund or the Portfolio, would be so invested;

    (b) purchase any put options, long futures contracts, or call options on a futures contract if at the date of such purchase realized net losses from such transactions during the fiscal year to date exceed 5% of its average net assets during such period;

    (c) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 25% of its net assets (taken at current value) is held as collateral for such sales at any one time; or


    (d) invest more than 15% of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities elegible for resale pursuant to Rule 144A of the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees of the Trust or the Portfolio, or their delegate, determines to be liquid, based upon the trading markets for the specific security. Any such determination by a delegate will be made pursuant to procedures adopted by the Board. If the Fund or Portfolio invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

    Whenever an investment policy or investment restriction set forth in the prospectus or this SAI states a maximum percentage of assets that may be invested in any securitiy or other asset, such percentage limitation shall be determined immediately after and as a result of the Fund's or the Portfolio's acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances, will not compel the Fund or the Portfolio, as the case may be, to dispose of such security or other asset. Notwithstanding the foregoing, the Fund and the Portfolio must always be in compliance with the limitation on investing in illiquid securities and the borrowing policies set forth above.


                         MANAGEMENT AND ORGANIZATION


FUND MANAGEMENT. The Trustees of the Trust are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Unless otherwise noted, the business address of each Trustee and officer is 255 State Street, Boston, Massachusetts 02109. Those Trustees who are "interested persons" of the Trust or the Portfolio, as defined in the 1940 Act are indicated by an asterisk(*).

JESSICA M. BIBLIOWICZ (39), Trustee
Chief Executive Officer of National Financial Partners (a financial services company) (since April, 1999). President and Chief Operating Officer of John A. Levin & Co. (a registered investment advisor) (July, 1997 to April, 1999) and a Director of Baker, Fentress & Company which owns John A. Levin & Co. (July, 1997 to April, 1999). Executive Vice President of Smith Barney Mutual Funds (from July, 1994 to June, 1997). Elected Trustee October 30, 1998. Trustee of various investment companies managed by Eaton Vance or BMR since October 30, 1998.

Address: 1301 Avenue of the Americas, New York, NY 10019

DONALD R. DWIGHT (68), Trustee
President of Dwight Partners, Inc. (a corporate relations and communications company). Trustee/Director of the Royce Funds (mutual funds). Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Clover Mill Lane, Lyme, New Hampshire 03768


JAMES B. HAWKES (57), President and Trustee*
Chairman, President and Chief Executive Officer of BMR, Eaton Vance and their corporate parent and trustee (EVC and EV); Director of EVC and EV. Trustee and officer of various investment companies managed by Eaton Vance or BMR.


SAMUEL L. HAYES, III (64), Trustee
Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University
  Graduate School of Business Administration. Trustee of the Kobrick-Cedant Investment Trust (mutual funds). Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 345 Nahatan Road, Westwood, Massachusetts 02090

NORTON H. REAMER (63), Trustee
Chairman of the Board and Chief Executive Officer, United Asset Management
  Corporation (a holding company owning institutional investment management firms); Chairman, President and Director, UAM Funds (mutual funds). Trustee of various investment companies managed by Eaton Vance or BMR.
Address: One International Place, Boston, Massachusetts 02110


LYNN A. STOUT (41), Trustee
Professor of Law, Georgetown University Law Center. Elected Trustee October
  30, 1998. Trustee of various investment companies managed by Eaton Vance or BMR since October 30, 1998.
Address: 600 New Jersey Avenue, NW, Washington, DC 20001


JOHN L. THORNDIKE (72), Trustee
Formerly Director of Fiduciary Company Incorporated. Trustee of various investment companies managed by Eaton Vance or BMR. Mr. Thorndike will be retiring from the Board of Trustees in July, 1999.
Address: 175 Federal Street, Boston, Massachusetts 02110.

JACK L. TREYNOR (69), Trustee
Investment Adviser and Consultant. Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 504 Via Almar, Palos Verdes Estates, California 90274


WILLIAM H. AHERN, JR. (39), Vice President of the Trust
Vice President of BMR and Eaton Vance. Officer of various investment companies managed by Eaton Vance or BMR.

THOMAS J. FETTER (55), Vice President of the Trust
Vice President of BMR and Eaton Vance. Officer of various investment companies managed by Eaton Vance or BMR.

ROBERT B. MACINTOSH (42), Vice President of the Trust
Vice President of BMR and Eaton Vance. Officer of various investment companies managed by Eaton Vance or BMR.

MARK VENEZIA (49), Vice President of the Portfolio
Vice President of BMR and Eaton Vance. Officer of various investment companies managed by Eaton Vance or BMR.

SUSAN SCHIFF (38), Vice President of the Portfolio
Vice President of BMR and Eaton Vance. Officer of various investment companies managed by Eaton Vance or BMR.

MICHAEL B. TERRY (56), Vice President of the Trust
Vice President of BMR and Eaton Vance. Officer of various investment companies managed by Eaton Vance or BMR.

JAMES L. O'CONNOR (54), Treasurer
Vice President of BMR and Eaton Vance. Officer of various investment companies managed by Eaton Vance or BMR.

ALAN R. DYNNER (58), Secretary
Vice President and Chief Legal Officer of BMR, Eaton Vance, EVC and EV since
  November 1, 1996. Previously, he was a Partner of the law firm of Kirkpartrick & Lockhart LLP, New York and Washington, D.C., and was Executive Vice President of Neuberger & Berman Management, Inc., a mutual fund management company. Officer of various investment companies managed by Eaton Vance or BMR.

JANET E. SANDERS (63), Assistant Treasurer and Assistant Secretary
Vice President of BMR and Eaton Vance. Officer of various investment companies managed by Eaton Vance or BMR.

A. JOHN MURPHY (36), Assistant Secretary
Vice President of BMR and Eaton Vance. Officer of various investment companies managed by Eaton Vance or BMR.

ERIC G. WOODBURY (41), Assistant Secretary
Vice President of BMR and Eaton Vance. Officer of various investment companies managed by Eaton Vance or BMR.


    Messrs. Hayes (Chairman), Dwight and Reamer and Ms. Stout are members of the Special Committee of the Board of Trustees of the Trust and of the Portfolio. The purpose of the Special Committee is to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to the Fund and the Portfolio, including investment advisory (Portfolio only), administrative, transfer agency, custodial and fund accounting and distribution services, and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with the Fund, the Portfolio or investors therein.

    The Nominating Committee of the Board of Trustees of the Trust and the Portfolio is comprised of all Trustees who are not "interested persons" as that term is defined under the 1940 Act ("noninterested Trustees"). The purpose of the Committee is to recommend to the Board nominees for the position of noninterested Trustee and to assure that at least a majority of the Board of Trustees is independent of Eaton Vance and its affiliates.

    Messrs. Treynor (Chairman) and Dwight and Ms. Bibliowicz are members of the Audit Committee of the Board of Trustees of the Trust and of the Portfolio. The Audit Committee's functions include making recommendations to the Trustees regarding the selection of the independent accountants, and reviewing matters relative to trading and brokerage policies and practices, accounting and auditing practices and procedures, accounting records, internal accounting controls, and the functions performed by the custodian, transfer agent and dividend disbursing agent of the Trust and of the Portfolio.

    Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees" Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by the Portfolio in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustees' Plan will have a negligible effect on the Portfolio's assets, liabilities, and net income per share, and will not obligate the Portfolio to retain the services of any Trustee or obligate the Portfolio to pay any particular level of compensation to the Trustee. Neither the Trust nor the Portfolio has a retirement plan for its Trustees.


    The fees and expenses of the noninterested Trustees of the Trust and the Portfolio are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Trust or the Portfolio.) During the fiscal year ended December 31, 1998, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Trust, and the Portfolio, and the funds in the Eaton Vance fund complex(1):


                                                      AGGREGATE               AGGREGATE           TOTAL COMPENSATION
                                                     COMPENSATION            COMPENSATION           FROM TRUST AND
NAME                                                FROM TRUST(2)           FROM PORTFOLIO           FUND COMPLEX
----                                                -------------           --------------           ------------
Jessica M. Bibliowicz(9) ......................         $  685                $  931                 $ 33,334
Donald R. Dwight ..............................          6,954                 4,170(3)               160,000(6)
Samuel L. Hayes, III ..........................          7,372                 4,374(4)               170,000(7)
Norton H. Reamer ..............................          6,927                  4,130                  160,000
Lynn A Stout(9) ...............................          1,446                  1,002                   32,842
John L. Thorndike .............................          7,108                 4,219(5)               160,000(8)
Jack L. Treynor ...............................          7,500                  4,597                  170,000

(1) As of May 1, 1999, the Eaton Vance fund complex consists of 154 registered investment companies or series thereof.
(2) The Trust consisted of 11 Funds as of December 31, 1998.
(3) Includes $2,162 of deferred compensation.
(4) Includes $1,448 of deferred compensation.
(5) Includes $4,184 of deferred compensation.
(6) Includes $60,000 of deferred compensation.
(7) Includes $41,563 of deferred compensation.
(8) Includes $119,091 of deferred compensation.
(9) Ms. Bibliowicz and Ms. Stout were elected Trustees on October 30, 1998.

ORGANIZATION. The Fund is a series of the Trust, which is organized under Massachusetts law as a business trust and is operated as an open-end management investment company. The Trust changed its name from Eaton Vance Government Obligations Trust on July 10, 1995. The Fund (formerly EV Traditional Government Obligations Fund) established 3 classes of shares on January 1, 1998 -- Class A shares, Class B shares (formerly EV Marathon Government Obligations Fund) and Class C shares (formerly EV Classic Government Obligations Fund) of Eaton Vance Government Obligations Fund. Information herein prior to such date is for the Fund before it became a multiple-class fund.


    The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series (such as the Fund). The Trustees of the Trust have divided the shares of the Fund into multiple classes. Each class represents an interest in the Fund, but is subject to different expenses, rights and privileges. The Trustees have the authority under the Declaration of Trust to create additional classes of shares with differing rights and privileges. When issued and outstanding, shares are fully paid and nonassessable by the Trust. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares of the Fund will be voted together except that only shareholders of a particular class may vote on matters affecting only that class. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders.

    The Trustees of the Trust have considered the advantages and disadvantages of investing the assets of the Fund in the Portfolio, as well as the advantages and disadvantages of the two-tier format. The Trustees believe that the structure offers opportunities for growth in the assets of the Portfolio, may afford the potential for economies of scale for the Fund and may over time result in lower expenses for the Fund.

    As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholders' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust's By-laws, the Trustees shall continue to hold office and may appoint successor Trustees.

    The Trust's By-Laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Trust's custodian or by votes cast at a meeting called for that purpose. The By-Laws further provide that under certain circumstances the shareholders may call a meeting to remove a Trustee and that the Trust is required to provide assistance in communication with shareholders about such a meeting.


    The Trust's Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust, the financial interests of which are affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes (such as reclassifying series of classes of shares or restructuring the Trust) as do not have a materially adverse effect on the financial interests of shareholders or if they deem it necessary to conform it to applicable federal or state laws or regulations. The Trust's By-laws provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any litigation or proceeding in which they may be involved because of their offices with the Trust. However, no indemnification will be provided to any Trustee or officer for any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The Trust or any series or class thereof may be terminated by: (1) the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders of the Trust or the appropriate series or class thereof, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Trust or a series or class thereof, provided, however, that, if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting securities of the Trust or a series or class thereof entitled to vote thereon shall be sufficient authorization; or (2) by means of an instrument in writing signed by a majority of the Trustees, to be followed by a written notice to shareholders stating that a majority of the Trustees has determined that the continuation of the Trust or a series or a class thereof is not in the best interest of the Trust, such series or class or of their respective shareholders.

    Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. Numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts, and management is not aware of an instance where such liability has been imposed. The Trust's Declaration of Trust contains an express disclaimer of liability on the part of the Fund shareholders and the Trust's By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. (The Declaration of Trust also contains provisions limiting the liability of a series or class to that series or class). Moreover, the Trust's By-laws also provide for indemnification out of the property of the Fund of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. The assets of the Fund are readily marketable and will ordinarily substantially exceed its liabilities. In light of the nature of the Fund's business and the nature of its assets, management believes that the possibility of the Fund's liability exceeding its assets, and therefore the shareholder's risk of personal liability, is remote.


    The Portfolio is organized as a trust under the laws of the state of New York and intends to be treated as a partnership for federal tax purposes. In accordance with the Declaration of Trust of the Portfolio, there will normally be no meetings of the investors for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Portfolio holding office have been elected by investors. In such an event the Trustees of the Portfolio then in office will call an investors' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the investors in accordance with the Portfolio's Declaration of Trust, the Trustees shall continue to hold office and may appoint successor Trustees.

    The Declaration of Trust of the Portfolio provides that no person shall serve as a Trustee if investors holding two-thirds of the outstanding interest have removed him from that office either by a written declaration filed with the Portfolio's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that under certain circumstances the investors may call a meeting to remove a Trustee and that the Portfolio is required to provide assistance in communicating with investors about such a meeting.

    The Portfolio's Declaration of Trust provides that the Fund and other entities permitted to invest in the Portfolio (e.g., other U.S. and foreign investment companies, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund investing in the Portfolio.

    Whenever the Fund as an investor in a Portfolio is requested to vote on matters pertaining to the Portfolio (other than the termination of the Portfolio's business, which may be determined by the Trustees of the Portfolio without investor approval), the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. The Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in the Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

    The Fund may withdraw (completely redeem) all its assets from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interest of the Fund to do so. In the event the Fund withdraws all of its assets from the Portfolio, or the Board of Trustees of the Trust determines that the investment objective of the Portfolio is no longer consistent with the investment objective of the Fund, the Trustees would consider what action might be taken, including investing the assets of the Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. The Fund's investment performance may be affected by a withdrawal of all its assets (or the assets of another investor in the Portfolio) from the Portfolio.

               INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

INVESTMENT ADVISORY SERVICES. BMR manages the investments and affairs of the Portfolio subject to the supervision of the Portfolio's Board of Trustees. BMR furnishes to the Portfolio investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by the Portfolio and what portion, if any, of the Portfolio's assets will be held uninvested. The Investment Advisory Agreement requires BMR to pay the salaries and fees of all officers and Trustees of the Portfolio who are members of the BMR organization and all personnel of BMR performing services relating to research and investment activities.


    On March 28, 1994, the Trustees of the Portfolio voted to accept a waiver of BMR's compensation by instituting the breakpoints set forth in the prospectus (effective as of April 1, 1994) in the advisory fee rate than as provided for in the Investment Advisory Agreement. Prior to April 1, 1994, the Investment Advisory Agreement provided for a monthly advisory fee of .0625% (equivalent to 0.75% annually) of the average daily net assets of the Portfolio.

    For a description of the compensation that the Portfolio pays BMR under the Investment Advisory Agreement, see the prospectus. As of December 31, 1998, the Portfolio had net assets of $421,010,795. For the fiscal years ended December 31, 1998, 1997 and 1996, the Portfolio paid BMR advisory fees of $3,257,584, $3,305,992 and $3,603,385, respectively, (equivalent to 0.75% of the Portfolio's average daily net assets for each fiscal year).


    The Investment Advisory Agreement with BMR continues in effect from year to year for so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Portfolio cast in person at a meeting specifically called for the purpose of voting on such approval and
(ii) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. The Agreement may be terminated at any time without penalty on sixty days' written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of the Portfolio, and the Agreement will terminate automatically in the event of its assignment. The Agreement provides that BMR may render services to others. The Agreement also provides that BMR shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under that Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.

ADMINISTRATIVE SERVICES. As indicated in the prospectus, Eaton Vance serves as administrator of the Fund, but currently receives no compensation for providing administrative services to the Fund. Under its Administrative Services Agreement with the Trust, Eaton Vance has been engaged to administer the Fund's affairs, subject to the supervision of the Trustees of the Trust, and shall furnish for the use of the Fund office space and all necessary office facilities, equipment and personnel for administering the affairs of the Fund.


INFORMATION ABOUT BMR AND EATON VANCE. BMR and Eaton Vance are business trusts organized under Massachusetts law. Eaton Vance, Inc. ("EV") serves as trustee of BMR and Eaton Vance. BMR, Eaton Vance and EV are wholly-owned subsidiaries of Eaton Vance Corporation ("EVC"), a Maryland corporation and publicly-held holding company. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are James B. Hawkes, Benjamin A. Rowland, Jr., John G.L. Cabot, John M. Nelson, Vincent M. O'Reilly and Ralph Z. Sorenson. All of the issued and outstanding shares of Eaton Vance are owned by EVC. All of the issued and outstanding shares of BMR are owned by Eaton Vance. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Messrs. Hawkes and Rowland, Alan R. Dynner, Thomas E. Faust, Jr., Thomas J. Fetter, Duncan W. Richardson, William M. Steul, and Wharton P. Whitaker (all of whom are officers of Eaton Vance). The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers, or officers and Directors of EVC and EV. As indicated under "Management and Organization", all of the officers of the Trust (as well as Mr. Hawkes who is also a Trustee) hold positions in the Eaton Vance organization.


EXPENSES. The Fund and Portfolio are each responsible for all expenses not expressly stated to be payable by another party (such as the investment adviser under the Investment Advisory Agreement, Eaton Vance under the Administrative Services Agreement or the principal underwriter under the Distribution Agreement). In the case of expenses incurred by the Trust, the Fund is responsible for its pro rata share of those expenses. The only expenses of the Fund allocated to a particular class are those incurred under the Distribution or Service Plan applicable to that class and the fee paid to the principal underwriter for handling share repurchases.

                           OTHER SERVICE PROVIDERS


PRINCIPAL UNDERWRITER. Eaton Vance Distributors, Inc. ("EVD"), 255 State Street, Boston, MA 02109, is the Fund's principal underwriter. The principal underwriter acts as principal in selling shares under a Distribution Agreement with the Trust. The expenses of printing copies of prospectuses used to offer shares and other selling literature and of advertising are borne by the principal underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under federal and state securities laws are borne by the Fund. The Distribution Agreement as it applies to Class A shares is renewable annually by the Board of Trustees of the Trust (including a majority of the noninterested Trustees) may be terminated on six months' notice by either party and is automatically terminated upon assignment. The Distribution Agreement as it applies to Class B and Class C shares is renewable annually by the Trust's Board of Trustees (including a majority of the noninterested Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or the Distribution Agreement), may be terminated on sixty days' notice either by such Trustees or by vote of a majority of the outstanding shares of the relevant class or on six months' notice by the principal underwriter and is automatically terminated upon assignment. The principal underwriter distributes shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold. The principal underwriter allows investment dealers discounts from the applicable public offering price which are alike for all investment dealers. See "Sales Charges." EVD is a wholly-owned subsidiary of EVC. M. Hawkes is a Vice President and Director and Messrs. Dynner and O'Connor are Vice Presidents of EVD.


CUSTODIAN. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, MA 02116, serves as custodian to the Fund and Portfolio. IBT has the custody of all cash and securities representing the Fund's interest in the Portfolio, has custody of the Portfolio's assets, maintains the general ledger of the Portfolio and the Fund and computes the daily net asset value of interests in the Portfolio and the net asset value of shares of the Fund. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Portfolio's investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Trust and the Portfolio. IBT also provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the SEC. EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund or the Portfolio and such banks.


INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, One Post Office Square, Boston, Massachusetts 02109, are the independent accountants of the Fund and the Portfolio, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.


TRANSFER AGENT. First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123, serves as transfer and dividend disbursing agent for the Fund.

                       PURCHASING AND REDEEMING SHARES

CALCULATION OF NET ASSET VALUE. The net asset value of the Portfolio is computed by IBT (as agent and custodian for the Portfolio) by subtracting the liabilities of the Portfolio from the value of its total assets. The Fund and the Portfolio will be closed for business and will not price their respective shares or interests on the following business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


    Debt securities for which the over-the-counter market is the primary market are normally valued at the mean between the latest available bid and asked prices. OTC options are valued at the mean between the bid and asked prices provided by dealers. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Short-term obligations having remaining maturities of less than 60 days are valued at amortized cost, which approximates value, unless the Trustees determine that under particular circumstances such method does not result in fair value. As authorized by the Trustees, debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. Mortgage-backed "pass-through" securities are valued through use of an independent matrix pricing system applied by the investment adviser which takes into account closing bond valuations, yield differentials, anticipated prepayments and interest rates provided by dealers. Securities for which there is no such quotation or valuation and all other assets are valued at fair value as determined in good faith by or at the direction of the Trustees of the Portfolio.


    Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange (the "Exchange") is open for trading ("Portfolio Business Day") as of the close of regular trading on the Exchange (the "Portfolio Valuation Time"). The value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, determined on the prior Portfolio Business Day, which represented that investor's share of the aggregate interests in the Portfolio on such prior day. Any additions or withdrawals for the current Portfolio Business Day will then be recorded. Each investor's percentage of the aggregate interest in the Portfolio will then be recomputed as a percentage equal to a fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio on the current Portfolio Business Day and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investment in the Portfolio on the current Portfolio Business Day by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio for the current Portfolio Business Day.


ADDITIONAL INFORMATION ABOUT PURCHASES. Fund shares are continuously offered through investment dealers which have entered agreements with the principal underwriter. The public offering price is the net asset value next computed after receipt of the order, plus, in the case of Class A shares, a variable percentage (sales charge) depending upon the amount of purchase as indicated by the sales charge table set forth in the prospectus. The sales charge is divided between the principal underwriter and the investment dealer. The sales charge table is applicable to purchases of a Fund alone or in combination with purchases of certain other funds offered by the principal underwriter, made at a single time by (i) an individual, or an individual, his spouse and their children under the age of twenty-one, purchasing shares for his or their own account, and (ii) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account. The table is also presently applicable to (1) purchases of Class A shares pursuant to a written Statement of Intention; or (2) purchases of Class A shares pursuant to the Right of Accumulation and declared as such at the time of purchase. See "Sales Charges".

    In connection with employee benefit or other continuous group purchase plans, the Fund may accept initial investments of less than $1,000 on the part of an individual participant. In the event a shareholder who is a participant of such a plan terminates participation in the plan, his or her shares will be transferred to a regular individual account. However, such account will be subject to the right of redemption by the Fund as described below.


ACQUIRING FUND SHARES IN EXCHANGE FOR SECURITIES. IBT, as escrow agent, will receive securities acceptable to Eaton Vance, as administrator, in exchange for Fund shares. The minimum value of securities (or securities and cash) accepted for deposit is $5,000. Securities accepted will be sold on the day of their receipt or as soon thereafter as possible. The number of Fund shares to be issued in exchange for securities will be the aggregate proceeds from the sale of such securities, divided by the applicable public offering price of Class A shares or the net asset value of Class B and Class C shares on the day such proceeds are received. Eaton Vance will use reasonable efforts to obtain the then current market price for such securities but does not guarantee the best available price. Eaton Vance will absorb any transaction costs, such as commissions, on the sale of the securities. Securities determined to be acceptable should be transferred via book entry or physically delivered, in proper form for transfer, through an investment dealer, together with a completed and signed Letter of Transmittal in approved form (available from investment dealers). Investors who are contemplating an exchange of securities for shares, or their representatives, must contact Eaton Vance to determine whether the securities are acceptable before forwarding such securities. Eaton Vance reserves the right to reject any securities. Exchanging securities for shares may create a taxable gain or loss. Each investor should consult his or her tax adviser with respect to the particular federal, state and local tax consequences of exchanging securities.

SUSPENSION OF SALES. The Trust may, in its absolute discretion, suspend, discontinue or limit the offering of one or more of its classes of shares at any time. In determining whether any such action should be taken, the Trust's management intends to consider all relevant factors, including (without limitation) the size of the Fund or class, the investment climate and market conditions, the volume of sales and redemptions of shares, and in the case of Class B and Class C shares, the amount of uncovered distribution charges of the principal underwriter. The Class B and Class C Distribution Plans may continue in effect and payments may be made under the Plans following any such suspension, discontinuance or limitation of the offering of shares; however, there is no contractual obligation to continue any Plan for any particular period of time. Suspension of the offering of shares would not, of course, affect a shareholder's ability to redeem shares.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS. The right to redeem shares of the Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the SEC, or during any emergency as determined by the SEC which makes it impracticable for the Portfolio to dispose of its securities or value its assets, or during any other period permitted by order of the SEC for the protection of investors.

    While normally payments will be made in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of the Fund, either totally or partially, by a distribution in kind of readily marketable securities withdrawn from the Portfolio. The securities so distributed would be valued pursuant to the Portfolio's valuation procedures. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.


    Due to the high cost of maintaining small accounts, the Trust reserves the right to redeem accounts with balances of less than $750. Prior to such a redemption, shareholders will be given 60 days' written notice to make an additional purchase. However, no such redemption would be required by the Trust if the cause of the low account balance was a reduction in the net asset value of shares. No CDSC will be imposed with respect to such involuntary redemptions.


SYSTEMATIC WITHDRAWAL PLAN. The transfer agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder based upon the value of the shares held. The checks will be drawn from share redemptions and hence, may require the recognition of taxable gain or loss. Income dividends and capital gains distributions in connection with withdrawal plan accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices. A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares. The shareholder, the transfer agent or the principal underwriter will be able to terminate the withdrawal plan at any time without penalty.

                                SALES CHARGES

DEALER COMMISSIONS. The principal underwriter may, from time to time, at its own expense, provide additional incentives to investment dealers which employ registered representatives who sell Fund shares and/or shares of other funds distributed by the principal underwriter. In some instances, such additional incentives may be offered only to certain investment dealers whose representatives sell or are expected to sell significant amounts of shares. In addition, the principal underwriter may from time to time increase or decrease the sales commissions payable to investment dealers. The principal underwriter may allow, upon notice to all investment dealers with whom it has agreements, discounts up to the full sales charge during the periods specified in the notice. During periods when the discount includes the full sales charge, such investment dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.


SALES CHARGE WAIVERS. Class A shares may be sold at net asset value to current and retired Directors and Trustees of Eaton Vance funds, including the Portfolio; to clients and current and retired officers and employees of Eaton Vance, its affiliates and other investment advisers of Eaton Vance sponsored funds; to officers and employees of IBT and the transfer agent; persons associated with law firms, accounting firms and consulting firms providing services to Eaton Vance and the Eaton Vance Funds; and to such persons' spouses, parents, siblings and children and their beneficial accounts. Such shares may also be issued at net asset value (1) in connection with the merger of an investment company or series thereof with the Fund, (2) to investors making an investment as part of a fixed fee program whereby an entity unaffiliated with the investment adviser provides multiple investment services, such as management, brokerage and custody, and (3) to investment advisors, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediary on the books and records of the broker or agent. Class A shares may also be sold at net asset value to registered representatives and employees of investment dealers and bank employees who refer customers to registered representatives of investment dealers; and to retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Internal Revenue Code of 1986, as amended (the "Code") and "rabbi trusts". Subject to the applicable provisions of the 1940 Act, the Trust may issue Class A shares at net asset value in the event that an investment company (whether a regulated or private investment company or a personal holding company) is merged or consolidated with or acquired by the Class. Normally no sales charges will be paid in connection with an exchange of Class A shares for the assets of such investment company. Class A shares may be sold at net asset value to any investment advisory, agency, custodial or trust account managed or administered by Eaton Vance or by any parent, subsidiary or other affiliate of Eaton Vance. Class A shares are offered at net asset value to the foregoing persons and in the foregoing situations because either (i) there is no sales effort involved in the sale of shares or (ii) the investor is paying a fee (other than the sales charge) to the investment dealer involved in the sale.


    The CDSC applicable to Class B shares will be waived in connection with minimum required distributions from tax-sheltered retirement plans by applying the rate required to be withdrawn under the applicable rules and regulations of the Internal Revenue Service to the balance of Class B shares in your account.

STATEMENT OF INTENTION. If it is anticipated that $25,000 or more of Class A shares and shares of other funds exchangeable for Class A shares of another Eaton Vance fund will be purchased within a 13-month period, a Statement of Intention should be signed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum. Shares held under Right of Accumulation (see below) as of the date of the Statement will be included toward the completion of the Statement. The Statement authorizes the transfer agent to hold in escrow sufficient shares (5% of the dollar amount specified in the Statement) which can be redeemed to make up any difference in sales charge on the amount intended to be invested and the amount actually invested. Execution of a Statement does not obligate the shareholder to purchase or the Fund to sell the full amount indicated in the Statement, and should the amount actually purchased during the 13-month period be more or less than that indicated on the Statement, price adjustments will be made. Any investor considering signing a Statement of Intention should read it carefully.

RIGHT OF ACCUMULATION. The applicable sales charge level for the purchase of Class A shares is calculated by taking the dollar amount of the current purchase and adding it to the value (calculated at the maximum current offering price) of the Class A shares the shareholder owns in his or her account(s) in the Fund, and shares of other funds exchangeable for Class A shares. The sales charge on the shares being purchased will then be at the rate applicable to the aggregate. Shares purchased (i) by an individual, his or her spouse and their children under the age of twenty-one, and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for the Right of Accumulation and if qualifying, the applicable sales charge level. For any such discount to be made available, at the time of purchase a purchaser or his or her investment dealer must provide the principal underwriter (in the case of a purchase made through an investment dealer) or the transfer agent (in the case of an investment made by mail) with sufficient information to permit verification that the purchase order qualifies for the accumulation privilege. Confirmation of the order is subject to such verification. The Right of Accumulation privilege may be amended or terminated at any time as to purchases occurring thereafter.


TAX-SHELTERED RETIREMENT PLANS. Class A and Class C shares are available for purchase in connection with certain tax-sheltered retirement plans. Detailed information concerning these plans, including certain exceptions to minimum investment requirements, and copies of the plans are available from the principal underwriter. This information should be read carefully and consultation with an attorney or tax adviser may be advisable. The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan. Participant accounting services (including trust fund reconciliation services) will be offered only through third party recordkeepers and not by the principal underwriter. Under all plans, dividends and distributions will be automatically reinvested in additional shares.


DISTRIBUTION AND SERVICE PLANS. The Trust has adopted a Service Plan (the "Class A Plan") for the Fund's Class A shares that is designed to meet the service fee requirements of the sales charge rule of the National Association of Securities Dealers, Inc. (the "NASD"). (Management believes service fee payments are not distribution expenses governed by Rule 12b-1 under the 1940 Act, but has chosen to have the Plan approved as if that Rule were applicable.) The Class A Plan provides that the Class A may make service fee payments for personal services and/or the maintenance of shareholder accounts to the principal underwriter, investment dealers and other persons in amounts not exceeding .25% of its average daily net assets for any fiscal year. The Trustees of the Trust have initially implemented the Class A Plan by authorizing Class A to make quarterly service fee payments to the principal underwriter and investment dealers in amounts not expected to exceed .25% of its average daily net assets for any fiscal year which is based on the value of Class A shares sold by such persons and remaining outstanding for at least twelve months. For the service fees paid by Class A shares, see Appendix A.

    The Trust has also adopted compensation-type Distribution Plans (the "Class
B and Class C Plans") pursuant to Rule 12b-1 under the 1940 Act for the Fund's Class B and Class C shares. The Class B and Class C Plans are designed to permit an investor to purchase shares through an investment dealer without incurring an initial sales charge and at the same time permit the principal underwriter to compensate investment dealers in connection therewith. The Class B and Class C Plans provide that the Fund will pay sales commissions and distribution fees to the principal underwriter only after and as a result of the sale of shares. On each sale of shares (excluding reinvestment of distributions), the Fund will pay the principal underwriter amounts representing (i) sales commissions equal to 5% for Class B shares and 6.25% for Class C shares of the amount received by the Fund for each share sold and (ii) distribution fees calculated by applying the rate of 1% over the prime rate then reported in The Wall Street Journal to the outstanding balance of uncovered distribution charges (as described below) of the principal underwriter. To pay these amounts, each Class pays the principal underwriter a fee, accrued daily and paid monthly, at an annual rate not exceeding .75% of its average daily net assets to finance the distribution of its shares. Such fees compensate the principal underwriter for sales commissions paid by it to investment dealers on the sale of shares and for interest expenses. For sales of Class B shares, the principal underwriter uses its own funds to pay sales commissions (except on exchange transactions and reinvestments) to investment dealers at the time of sale equal to 4% of the purchase price of the Class B shares sold by such dealers. For Class C shares, the principal underwriter currently expects to pay to an investment dealer (a) sales commissions (except on exchange transactions and reinvestments) at the time of sale equal to .75% of the purchase price of the shares sold by such dealer, and (b) monthly sales commissions approximately equivalent to 1/12 of
 .75% of the value of shares sold by such dealer and remaining outstanding for at least one year. During the first year after a purchase of Class C shares, the principal underwriter will retain the sales commission as reimbursement for the sales commissions paid to investment dealers at the time of sale. CDSCs paid to the principal underwriter will be used to reduce amounts owed to it. The Class B and Class C Plans provide that the Fund will make no payments to the principal underwriter in respect of any day on which there are no outstanding uncovered distribution charges of the principal underwriter. CDSCs and accrued amounts will be paid by the Trust to the principal underwriter whenever there exist uncovered distribution charges. Because payments to the principal underwriter under the Class B and Class C Plans are limited, uncovered distribution charges (sales commissions paid by the principal underwriter plus interest, less the above fees and CDSCs received by it) may exist indefinitely. For the sales commissions and CDSCs paid on (and uncovered distribution charges of) Class B and Class C shares, see Appendix B and Appendix C, respectively.

    In calculating daily the amount of uncovered distribution charges, distribution charges will include the aggregate amount of sales commissions and distribution fees theretofore paid plus the aggregate amount of sales commissions and distribution fees which the principal underwriter is entitled to be paid under the Plan since its inception. Payments theretofore paid or payable under the Class B and Class C Plans by the Trust to the principal underwriter and CDSCs theretofore paid or payable to the principal underwriter will be subtracted from such distribution charges; if the result of such subtraction is positive, a distribution fee (computed at 1% over the prime rate then reported in The Wall Street Journal) will be computed on such amount and added thereto, with the resulting sum constituting the amount of outstanding uncovered distribution charges with respect to such day. The amount of outstanding uncovered distribution charges of the principal underwriter calculated on any day does not constitute a liability recorded on the financial statements of the Fund.

    The amount of uncovered distribution charges of the principal underwriter at any particular time depends upon various changing factors, including the level and timing of sales of shares, the nature of such sales (i.e., whether they result from exchange transactions, reinvestments or from cash sales through investment dealers), the level and timing of redemptions of shares upon which a CDSC will be imposed, the level and timing of redemptions of shares upon which no CDSC will be imposed (including redemptions of shares pursuant to the exchange privilege which result in a reduction of uncovered distribution charges), changes in the level of the net assets of the Class, and changes in the interest rate used in the calculation of the distribution fee under the Class B and Class C Plans.

    The Class B and Class C Plans also authorize each Class to make payments of service fees to the principal underwriter, investment dealers and other persons in amounts not exceeding .25% of its average daily net assets for personal services, and/or the maintenance of shareholder accounts. This fee is paid quarterly in arrears based on the value of Class B shares sold by such persons and remaining outstanding for at least twelve months. For Class C, investment dealers currently receive (a) a service fee (except on exchange transactions and reinvestments) at the time of sale equal to .25% of the purchase price of the Class C shares sold by such dealer, and (b) monthly service fees approximately equivalent to 1/12 of .25% of the value of Class C shares sold by such dealer and remaining outstanding for at least one year. During the first year after a purchase of Class C shares, the principal underwriter will retain the service fee as reimbursement for the service fee payment made to investment dealers at the time of sale. For the service fees paid by Class B and Class C shares, see Appendix B and Appendix C, respectively.

    Currently, payments of sales commissions and distribution fees and of service fees may equal 1% of a Class's average daily net assets per annum. The Trust believes that the combined rate of all these payments may be higher than the rate of payments made under distribution plans adopted by other investment companies pursuant to Rule 12b-1. Although the principal underwriter will use its own funds (which may be borrowed from banks) to pay sales commissions at the time of sale, it is anticipated that the Eaton Vance organization will profit by reason of the operation of the Class B and Class C Plans through an increase in the Fund's assets (thereby increasing the advisory fee payable to BMR by the Portfolio) resulting from sale of shares and through the amounts paid to the principal underwriter, including CDSCs, pursuant to the Plans. The Eaton Vance organization may be considered to have realized a profit under the Class B and Class C Plans if at any point in time the aggregate amounts theretofore received by the principal underwriter pursuant to the Class B or Class C Plan and from CDSCs have exceeded the total expenses theretofore incurred by such organization in distributing shares. Total expenses for this purpose will include an allocable portion of the overhead costs of such organization and its branch offices, which costs will include without limitation leasing expense, depreciation of building and equipment, utilities, communication and postage expense, compensation and benefits of personnel, travel and promotional expense, stationery and supplies, literature and sales aids, interest expense, data processing fees, consulting and temporary help costs, insurance, taxes other than income taxes, legal and auditing expense and other miscellaneous overhead items. Overhead is calculated and allocated for such purpose by the Eaton Vance organization in a manner deemed equitable to the Trust.

    The Class A and Class B and Class C Plans continue in effect from year to year so long as such continuance is approved at least annually by the vote of both a majority of (i) the noninterested Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Plan Trustees") and (ii) all of the Trustees then in office. Each Plan may be terminated at any time by vote of a majority of the Plan Trustees or by a vote of a majority of the outstanding voting securities of the applicable Class. Each Plan requires quarterly Trustee review of a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plans may not be amended to increase materially the payments described therein without approval of the shareholders of the affected Class and the Trustees. So long as a Plan is in effect, the selection and nomination of the noninterested Trustees shall be committed to the discretion of such Trustees. The Class A, Class B and Class C Plans were initially approved by the Trustees, including the Plan Trustees, on June 23, 1997.

    The Trustees of the Trust believe that each Plan will be a significant factor in the expected growth of each Fund's assets, and will result in increased investment flexibility and advantages which have benefitted and will continue to benefit the Fund and its shareholders. Payments for sales commissions and distribution fees made to the principal underwriter under the Class B and Class C Plans will compensate the principal underwriter for its services and expenses in distributing those classes of shares. Service fee payments made to the principal underwriter and investment dealers provide incentives to provide continuing personal services to investors and the maintenance of shareholder accounts. By providing incentives to the principal underwriter and investment dealers, each Plan is expected to result in the maintenance of, and possible future growth in, the assets of the Fund. Based on the foregoing and other relevant factors, the Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that each Plan will benefit the Fund and its shareholders.

                                 PERFORMANCE


    Average annual total return is determined separately for each Class of the Fund by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/ depreciation, and distributions paid and reinvested) for the stated period and annualizing the result. The calculation assumes (i) that all distributions are reinvested at net asset value on the reinvestment dates during the period, (ii) the deduction of the maximum sales charge from the initial $1,000 purchase order for Class A shares, (iii) a complete redemption of the investment and, (iv) the deduction of any CDSC at the end of the period. The Fund may also publish total return figures for each Class which do not take into account any sales charge. Any performance figure which does not take into account a sales charge would be reduced to the extent such charge is imposed. The Fund may also publish total return figures for each class based on reduced sales charges or at net asset value. These returns would be lower if the full sales charge was imposed. For further information concerning the total return of the Classes of the Fund, see Appendix A, Appendix B and Appendix C.


    Yield is computed separately for each Class of a Fund pursuant to a standardized formula by dividing the net investment income per share earned during a recent thirty-day period by the maximum offering price (including the maximum initial sales charge for Class A shares) per share on the last day of the period and annualizing the resulting figure. Net investment income per share is calculated from the yields to maturity of all debt obligations held by the Portfolio based on prescribed methods, reduced by accrued Fund and Class expenses for the period with the resulting number being divided by the average daily number of Class shares outstanding and entitled to receive distributions during the period. This yield figure does not reflect the deduction of any CDSCs which (if applicable) are imposed upon certain redemptions at the rates set forth under "Sales Charges" in the prospectus. Yield calculations assume the current maximum initial sales charge for Class A shares set forth under "Sales Charges" in the prospectus. (Actual yield may be affected by variations in sales charges on investments). For the yield of the Classes of the Fund, see Appendix A, Appendix B and Appendix C.

    The Fund's total return may be compared to relevant indices, such as the Consumer Price Index and various domestic securities indices. The Fund's total return and comparisons with these indices may be used in advertisements and in information furnished to present or prospective shareholders. The Fund's performance may differ from that of other investors in the Portfolio, including any other investment companies. In addition, evaluations of the Fund's performance, ratings, or rankings of mutual funds (which include the Fund) made by independent sources may be used in advertisements and in information furnished to present or prospective shareholders. Information, charts and illustrations showing the effect of compounding interest or relating to inflation and taxes (including their effects on the dollar and the return on stocks and other investment vehicles) may also be included in advertisements and material furnished to present and prospective investors.

    Information used in advertisements and in materials furnished to present or prospective shareholders may include statistics, data and performance studies prepared by independent organizations reflecting the investment performance or return achieved by various classes and types of investments (e.g., common stocks, small company stocks, long-term corporate bonds, long-term government bonds, intermediate-term government bonds, U.S. Treasury bills) over various periods of time. This information may be used to illustrate the benefits of long-term investments in common stocks. Information about the portfolio allocation, portfolio turnover and holdings of the Portfolio may be included in advertisements and other material furnished to present and prospective shareholders.

    From time to time, information about the portfolio allocation, portfolio turnover and holdings of the Portfolio may be included in advertisements and other material furnished to present and prospective shareholders. Such information, for example, may include the Portfolio's diversification by asset type, including mortgage-backed securities with varying maturities and interest rates.

    Information used in advertisements and in materials provided to present and prospective shareholders may include descriptions of Eaton Vance and other Fund and Portfolio service providers, their investment styles, other investment products, personnel and Fund distribution channels.

    Information used in advertisements and materials furnished to present and prospective investors may include statements or illustrations relating to the appropriateness of certain types of securities and/or mutual funds to meet specific financial goals. Such information may address:

        - cost associated with aging parents;
        - funding a college education (including its actual and estimated cost);
        - health care expenses (including actual and projected expenses); - long-term disabilities (including the availability of, and coverage provided by, disability insurance); and
        - retirement (including the availability of social security benefits, the tax treatment of such benefits and statistics and other information relating to maintaining a particular standard of living and outliving existing assets).

    Such information may also address different methods for saving money and the results of such methods, as well as the benefits of investing in mortgage or government securities.

    Information in advertisements and materials furnished to present and prospective investors may include profiles of different types of investors (i.e., investors with different goals and assets) and different investment strategies for meeting specific financial goals. Such information may provide hypothetical illustrations which include: results of various investment strategies; performance of an investment in the Fund over various time periods; and results of diversifying assets among several investments with varying performance. Information in advertisements and materials furnished to present and prospective investors may also include quotations (including editorial comments) and statistics concerning investing in securities, as well as investing in particular types of securities and the performance of such securities.

    The Trust (or principal underwriter) may provide information about Eaton Vance, its affiliates and other investment advisers to the funds in the Eaton Vance Family of Funds in sales material or advertisements provided to investors or prospective investors. Such material or advertisements may also provide information on the use of investment professionals by such investors.

                                    TAXES


    Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund has elected to be treated, has qualified and intends to continue to qualify each year as a regulated investment company ("RIC") under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income and net short-term and long-term capital gains in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and avoid paying any federal income or excise tax. The Fund so qualified for its taxable year ended December 31, 1998. Because the Fund invests its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the Fund to also satisfy these requirements. The Portfolio will allocate at least annually among its investors, including the Fund, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. The Portfolio will make allocations to the Fund in a manner intended to comply with the Code and applicable regulations and will make moneys available for withdrawal at appropriate times and in sufficient amounts to enable the Fund to satisfy the tax distribution requirements that apply to the Fund and that must be satisfied in order to avoid federal income and/or excise tax on the Fund. For purposes of applying the requirements of the Code regarding qualification as a RIC, the Fund
(i) will be deemed to own its proportionate share of each of the assets of the Portfolio and (ii) will be entitled to the gross income of the Portfolio attributable to such share.

    In order to avoid incurring a federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income (not including tax-exempt income) for such year, (ii) at least 98% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any income and capital gains from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that the Fund qualifies as a RIC and the Portfolio is treated as a partnership for Massachusetts and federal tax purposes, neither the Fund nor the Portfolio should be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

    The Portfolio's transactions in foreign currency, foreign currency denominated debt securities, payables and receivables denominated in a foreign currency, options and futures on foreign currency and forward foreign currency exchange contracts are subject to special tax rules that may convert capital gain or loss into ordinary income or loss and may affect the amount, timing and character of the Portfolio's income or loss and hence of distributions to the Fund's shareholders.


    Positions held by the Portfolio which consist of one or more debt securities and one or more listed options or futures contracts which substantially diminish the risk of loss of the Portfolio with respect to such debt securities will be treated as "mixed straddles" for federal income tax purposes. Such straddles are ordinarily subject to the provisions of Section 1092 of the Code, the operation of which can result in deferral of losses, adjustments in the holding periods of the Portfolio's debt securities and conversion of short-term capital losses into long-term capital losses. The operation of these rules can be mitigated or eliminated by means of various elections which are available to the Portfolio for federal income tax purposes.

    To eliminate the application of these rules, the Portfolio has elected mixed straddle accounting for one or more designated classes of activities involving mixed straddles. Under this method of accounting, figures are derived for aggregate short-term and long-term capital gains and losses associated with all positions in a mixed straddle account on a daily basis. Specifically, gains and losses are computed for all positions disposed of on a given day, and all outstanding positions on such day are marked to market (subject to subsequent adjustments to reflect the gain or loss realized thereby). Gains and losses from all positions in debt securities in the account are netted, as are gains and losses from all positions in options and futures. If the two resulting figures both represent net gains or net losses, the net gain or loss attributable to the debt securities is treated as short-term capital gain or loss, and the net gain or loss attributable to the options and futures contracts is treated as 60% long-term and 40% short-term capital gain or loss. Alternatively, if the resulting figures represent a net gain and a net loss, the two figures are further netted to arrive at a single figure for the day. This figure is treated as 60% long-term and 40% short-term capital gain or loss unless it reflects the fact that the net gain or loss from the debt securities outweighed the net gain or loss from the options and futures, in which case this figure is treated as short-term capital gain or loss.

    On the last business day of the taxable year the annual account net gain or loss for each mixed straddle account is determined by netting the daily net gains or losses for each business day during the taxable year. (The annual account net gain or loss is adjusted to take into account any interest and carrying charges incurred in connection with positions in the account which were required to be capitalized.) Annual account net gains or losses are then netted for all mixed straddle accounts to yield the total annual account net gain or loss. This figure is subject to an overall limitation such that no more than 50% of it will be treated as long-term capital gain and no more than 40% of it will be treated as short-term capital loss.

    The Portfolio may make other tax elections with respect to mixed straddles which do not properly belong in any of its mixed straddle accounts.


    In the absence of a mixed straddle election, futures or currency forward contracts entered into by the Portfolio and listed nonequity options written or purchased by the Portfolio (including options on debt securities, options on futures contracts, options on securities indexes and options on broad-based stock indexes, but possibly excluding certain foreign currency-related options, futures or forward contracts) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of the Portfolio's taxable year all outstanding Section 1256 positions will be marked to market (i.e., treated as if such positions were closed out at their closing price on such day), and any resulting gain or loss will be recognized as 60% long-term and 40% short-term capital gain or loss. Absent an election, foreign currency forward contracts that are subject to the mark-to-market rules of
Section 1256 (and if a different election is made, foreign currency options or futures contracts governed by Section 1256) will result in ordinary income or loss rather than receiving the 60%/40% treatment described above. Under certain circumstances, entry into a futures contract to sell a security or the purchase of a put option with respect to a security may constitute a short sale for federal income tax purposes either requring the recognition of gain under certain constructive sale rules or causing an adjustment in the holding period of the underlying security or a substantially identical security held by the Portfolio.


    The Portfolio will monitor its transactions in options, futures contracts and forward contracts in order to enable the Fund to maintain its qualification as a RIC for federal income tax purposes.


    The Portfolio's investment in securities acquired at a market discount may, or in zero coupon and certain other securities with original issue discount generally will, cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be allocated daily to interests in the Portfolio and, in order to enable the Fund to distribute its proportionate share of this income and avoid a tax payable by the Fund, the Portfolio may be required to liquidate portfolio securities that it might otherwise have continued to hold in order to generate cash that the Fund may withdraw from the Portfolio for subsequent distribution to Fund shareholders.


    The amount of the Fund's distributions will vary from time to time depending on general economic and market conditions, the composition of the Portfolio's investments, its current investment strategies and the operating expenses of the Fund and the Portfolio. While distributions will vary from time to time in response to the factors referred to above, the Fund's management will attempt to pursue a policy of maintaining a relatively stable monthly distribution payment to its shareholders. The distributions paid by the Fund during any particular period may be more or less than the amount of net investment income and net short-term capital gain actually earned by the Portfolio and allocated to the Fund during such period.

    Redemptions (including exchanges) of Fund shares are taxable transactions. Any loss realized upon the redemption or exchange of shares of the Fund with a tax holding period of 6 months or less will be treated as a long-term capital loss to the extent of any distribution of net long-term capital gains with respect to such shares. All or a portion of a loss realized upon a taxable disposition of Fund shares may be disallowed under "wash sale" rules if other Fund shares are purchased (whether through reinvestment of dividends or otherwise) within a period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.


    Sales charges paid upon a purchase of shares of the Fund cannot be taken into account for purposes of determining gain or loss on a redemption or exchange of the shares before 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund or of another fund pursuant to the Fund's reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

    Distributions by the Fund may reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would be taxable to the shareholder even though, from an investment standpoint, it may constitute a return of a portion of the purchase price. Therefore, investors should consider the tax implications of buying shares immediately before a distribution. Certain distributions declared in October, November or December and paid the following January will be taxed to shareholders as if received on December 31 of the year in which they are declared.

    Distributions of the Fund will not qualify for the dividends received deduction available to certain corporations under the Code. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the Fund's distributions are derived from interest on (or, in the case of intangibles property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will inform shareholders of the proportion of its distributions which are derived from interest on such obligations. Shareholders are urged to consult their tax advisers regarding the proper treatment of such portion of their distributions for state and local income tax purposes.

    Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number ("TIN") and certain certifications required by the Internal Revenue Service (the "IRS"), as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker, may be subject to "backup" withholding of federal income tax arising from the Fund's taxable dividends and other distributions as well as the proceeds of redemption transactions (including repurchases and exchanges) at a rate of 31%. An individual's TIN is generally his or her social security number.

    The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as IRAs and other retirement plans, tax-exempt entities, insurance companies, financial institutions and nonresident aliens or foreign entities. Shareholders should consult their own tax advisers with respect to these or other special tax rules that may apply in their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in the Fund.

                       PORTFOLIO SECURITY TRANSACTIONS


    Decisions concerning the execution of portfolio security transactions of the Portfolio, including the selection of the market and the broker-dealer firm, are made by BMR. BMR is also responsible for the execution of transactions for all other accounts managed by it.

    BMR places the security transactions of the Portfolio and of all other accounts managed by it for execution with many broker-dealer firms. BMR uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to the Portfolio and at reasonably competitive spreads or (when a disclosed commision is being charged) at reasonably competitive commission rates. In seeking such execution, BMR will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the broker-dealer's services, the value of the brokerage and research services provided, the responsiveness of the broker-dealer to BMR, the size and type of the transaction, the general execution and operational capabilities of the broker-dealer, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the reputation, reliability, experience and financial condition of the broker-dealer, the value and quality of services rendered by the broker-dealer in this and other transactions, and the reasonableness of the commission or spread, if any. The debt securities and obligations purchased and sold by the Portfolio are generally traded in the domestic over-the-counter markets on a net basis (i.e. without commission) through broker-dealers and banks acting for their own accounts rather than as brokers, or otherwise involve transactions with the issuer of such obligations. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. The Portfolio may also purchase such obligations from domestic underwriters, the cost of which may include undisclosed fees and concessions to the underwriters. Although spreads or commissions paid on portfolio security transactions will, in the judgment of BMR, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Portfolio and BMR's other clients in part for providing brokerage and research services to BMR.

    As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction on behalf of a Portfolio may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if BMR determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of either that particular transaction or on the basis of overall responsibilities which BMR and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, BMR will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

    It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, BMR receives Research Services from many broker-dealer firms with which BMR places the Portfolio transactions and from third parties with which these broker-dealers have arrangements. These Research Services include such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, proxy voting data and analysis services, technical analysis of various aspects of the securities markets, recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by BMR in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to BMR in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by the Portfolio is not reduced because BMR receives such Research Services. BMR evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which BMR believes are useful or of value to it in rendering investment advisory services to its clients.


    The Portfolio and BMR may also receive Research Services from underwriters and dealers in fixed price offerings, which Research Services are reviewed and evaluated by BMR in connection with its investment responsibilities. The investment companies sponsored by BMR or Eaton Vance may allocate brokerage commissions to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including BMR, to such companies. Such companies may also pay cash for such information.

    Subject to the requirement that BMR shall use its best efforts to seek and execute portfolio security transactions at advantageous prices and at reasonably competitive spreads or commission rates, BMR is authorized to consider as a factor in the selection of any broker-dealer firm with whom Portfolio orders may be placed the fact that such firm has sold or is selling shares of the Fund or of other investment companies sponsored by BMR or Eaton Vance. This policy is not inconsistent with a rule of the NASD, which rule provides that no firm which is a member of the NASD shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.

    Securities considered as investments for the Portfolio may also be appropriate for other investment accounts managed by BMR or its affiliates. Whenever decisions are made to buy or sell securities by the Portfolio and one or more of such other accounts simultaneously, BMR will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Portfolio will not participate in a transaction that is allocated among other accounts. If an aggregate order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where BMR reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Portfolio from time to time, it is the opinion of the Trustees of the Trust and the Portfolio that the benefits from the BMR organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

    For the fiscal years ended December 31, 1998, 1997 and 1996, the Portfolio paid no brokerage commissions on portfolio security transactions.


                             FINANCIAL STATEMENTS

    The audited financial statements of and the independent auditors' reports for the Fund and the Portfolio, appear in the Fund's most recent annual report to shareholders, which is incorporated by reference into this SAI. A copy of the Fund's annual report accompanies this SAI. Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.


    Registrant incorporates by reference the audited financial information for the Fund and the Portfolio for the fiscal year ended December 31, 1998, as previously filed electronically with the SEC (Accession No.
0000950109-99-000872).

                                  APPENDIX A

                   CLASS A FEES, PERFORMANCE AND OWNERSHIP

SERVICE FEES


    For the fiscal year ended December 31, 1998, Class A made service fee payments under the Service Plan aggregating $569,797, of which $531,777 was paid to investment dealers and the balance of which was retained by the principal underwriter.


PRINCIPAL UNDERWRITER


    The total sales charges paid in connection with sales of Class A shares during the fiscal years ended December 31, 1998, 1997 and 1996, were $522,743, $394,859 and $302,288, respectively, of which $29,867, $4,226 and $0, respectively was received by the principal underwriter. For the fiscal years ended December 31, 1998, 1997 and 1996, investment dealers received $492,876, $390,633 and $302,288, respectively, from the total sales charges.

    The Trust has authorized the principal underwriter to act as its agent in repurchasing shares at the rate of $2.50 for each repurchase transaction handled by the principal underwriter. For the fiscal year ended December 31, 1998, Class A paid the principal underwriter $5,175 for repurchase transactions handled by it.


                           PERFORMANCE INFORMATION

    The table below indicates the cumulative and average total return on a hypothetical investment of $1,000 in Class A shares for the periods shown in the table. The "Value of Initial Investment" reflects the deduction of the maximum sales charge of 4.75%. Past performance is no guarantee of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

                         VALUE OF A $1,000 INVESTMENT


                                                                                  TOTAL RETURN                 TOTAL RETURN
                                                                                EXCLUDING MAXIMUM            INCLUDING MAXIMUM
                                              VALUE OF        VALUE OF            SALES CHARGE                 SALES CHARGE
        INVESTMENT           INVESTMENT       INITIAL        INVESTMENT    --------------------------    -------------------------
          PERIOD                DATE         INVESTMENT     ON 12/31/98     CUMULATIVE     ANNUALIZED    CUMULATIVE     ANNUALIZED
------------------------     ----------      ----------     -----------    -----------     ----------    ----------     ----------
10 Years ended 12/31/98       12/31/88        $952.51        $2,043.61        114.54%         7.93%        104.36%        7.41%
5 Years Ended 12/31/98        12/31/93        $952.70        $1,258.74         32.13%         5.73%         25.87%        4.71%
1 Year Ended 12/31/98         12/31/97        $952.47        $1,005.37          5.56%         5.56%          0.54%        0.54%

    For the 30-day period ended December 31, 1998, the SEC yield for Class A shares was 4.30%.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    As of April 1, 1999, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding Class A shares of the Fund. As of April 1, 1999, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL was the record owner of approximately 15.1% of the outstanding Class A shares, which it held on behalf of its customers who are the beneficial owners of such shares, and as to which they had voting power under certain limited circumstances. As of the same date, Eaton Vance Distributors, Inc.
was the record owner of 5.0% of the Class A shares of the Fund. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding Class A shares as of such date.

                                  APPENDIX B


                   CLASS B FEES, PERFORMANCE AND OWNERSHIP

DISTRIBUTION AND SERVICE FEES


    During the fiscal year ended December 31, 1998, the principal underwriter paid to investment dealers sales commissions of $944,671 on sales of Class B shares. During the same period, the Fund made distribution payments to the principal underwriter under the Distribution Plan aggregating $914,502 and the principal underwriter received approximately $477,000 in CDSCs imposed on early redeeming shareholders. These distribution payments and CDSC payments reduced uncovered distribution charges under the Plan. As at December 31, 1998, the outstanding uncovered distribution charges of the principal underwriter calculated under the Plan amounted to approximately $4,683,000 (which amount was equivalent to 3.5% of Class B's net assets on such day). During the fiscal year ended December 31, 1998, Class B made service fee payments to the principal underwriter and investment dealers aggregating $245,002, of which $244,010 was paid to investment dealers and the balance of which was retained by the principal underwriter.


PRINCIPAL UNDERWRITER


    The Trust has authorized the principal underwriter to act as its agent in repurchasing shares at the rate of $2.50 for each repurchase transaction handled by the principal underwriter. For the fiscal year ended December 31, 1998, Class B paid the Principal Underwriter $3,367.50 for repurchase transactions handled by it.


                           PERFORMANCE INFORMATION


    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in Class B shares for the periods shown in the table. Total return for the period prior to January 1, 1998 reflects the total return of the predecessor to Class B. Total return prior to October 28, 1993 reflects the total return of Class A, adjusted to reflect the Class B sales charge. The Class A total return has not been adjusted to reflect certain other expenses (such as distribution and/or service fees). If such adjustments were made the Class B total return would be different. Past performance is no guarantee of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

                                                       VALUE OF A $1,000 INVESTMENT

                                              VALUE OF         VALUE OF
                                             INVESTMENT       INVESTMENT        TOTAL RETURN BEFORE         TOTAL RETURN AFTER
                                               BEFORE            AFTER               DEDUCTING                   DEDUCTING
                                              DEDUCTING        DEDUCTING              THE CDSC                    THE CDSC
  INVESTMENT     INVESTMENT    AMOUNT OF      THE CDSC         THE CDSC      --------------------------  --------------------------
    PERIOD          DATE      INVESTMENT     ON 12/31/98      ON 12/31/98     CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
--------------   ----------   ----------     -----------      -----------    ------------  ------------  ------------  ------------
10 Years Ended
12/31/98          12/31/88      $1,000        $1,769.13        $1,769.13       106.92%        7.54%        106.92%        7.54%
5 Years Ended
12/31/98          12/31/93      $1,000        $1,283.37        $1,265.34        28.34%        5.12%         26.53%        4.82%
1 Year Ended
12/31/98          12/31/97      $1,000        $1,047.55        $  998.59         4.76%        4.76%         -0.14%       -0.14%

    For the 30 day period ended December 31, 1998, the SEC yield for Class B shares was 3.76%.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    As at April 1, 1999, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding Class B shares of the Fund. As of April 1, 1999, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL was the record owner of approximately 14.1% of the outstanding Class B shares, which it held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding Class B shares as of such date.

                                  APPENDIX C

                   CLASS C FEES, PERFORMANCE AND OWNERSHIP

DISTRIBUTION AND SERVICE FEES


    During the fiscal year ended December 31, 1998, the principal underwriter paid to investment dealers sales commissions of $171,918 on sales of Class C shares. During the same period, the Fund made distribution payments to the principal underwriter under the Distribution Plan aggregating $268,478 and the principal underwriter received approximately $6,000 in CDSCs imposed on early redeeming shareholders. These distribution payments and CDSC payments reduced uncovered distribution charges under the Plan. As at December 31, 1998, the outstanding uncovered distribution charges of the principal underwriter calculated under the Plan amounted to approximately $9,797,000 (which amount was equivalent to 28.2% of Class C's net assets on such day). During the fiscal year ended December 31, 1998, Class C made service fee payments to the principal underwriter and investment dealers aggregating $90,533 of which $59,417 was paid to investment dealers and the balance of which was retained by the principal underwriter.


PRINCIPAL UNDERWRITER


    The Trust has authorized the principal underwriter to act as its agent in repurchasing shares at the rate of $2.50 for each repurchase transaction handled by the principal underwriter. For the fiscal year ended December 31, 1998, Class C paid the principal underwriter $827.50 for repurchase transactions handled by it.


                           PERFORMANCE INFORMATION


    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in Class C shares for the periods shown in the table. Total return for the period prior to January 1, 1998 reflects the total return of the predecessor to Class C. Total return prior to October 28, 1993 reflects the total return of Class A, adjusted to reflect the Class C sales charge. The Class A total return has not been adjusted to reflect certain other expenses (such as distribution and/or service fees). If such adjustments were made, the Class C total return would be different. Past performance is no guarantee of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

                                                 VALUE OF A $1,000 INVESTMENT

                                                VALUE OF        VALUE OF
                                               INVESTMENT      INVESTMENT       TOTAL RETURN BEFORE         TOTAL RETURN AFTER
                                                 BEFORE          AFTER               DEDUCTING                   DEDUCTING
                                               DEDUCTING       DEDUCTING              THE CDSC                    THE CDSC
  INVESTMENT      INVESTMENT    AMOUNT OF       THE CDSC        THE CDSC     --------------------------  --------------------------
    PERIOD*          DATE       INVESTMENT    ON 12/31/98     ON 12/31/98     CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
--------------   ----------   ----------     -----------      -----------    ------------  ------------  ------------  ------------
10 Years Ended
12/31/98           12/31/88       $1,000       $2,048.30       $2,048.30       104.83%         7.43%       104.83%        7.43%
5 Years Ended
12/31/98           12/31/93       $1,000       $1,269.15       $1,269.15        26.92%         4.88%        26.92%        4.88%
1 Year Ended
12/31/98           12/31/97       $1,000       $1,049.21       $1,039.40         4.92%         4.92%         3.94%        3.94%

    For the 30 day period ended December 31, 1998, the SEC yield for Class C shares was 3.76%.


             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


    As of April 1, 1999, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding Class C shares of the Fund. As of April 1, 1999, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL 32246 was the record owner of approximately 28.2% of the outstanding Class C shares which it held on behalf of its customers who are beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding Class C shares as of such date.

                                    PART B
        INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                                                        STATEMENT OF
                                                        ADDITIONAL INFORMATION
                                                        May 1, 1999


                       EATON VANCE CASH MANAGEMENT FUND
                        EATON VANCE LIQUID ASSETS FUND
                        EATON VANCE MONEY MARKET FUND
                        EATON VANCE TAX FREE RESERVES
                               255 State Street
                         Boston, Massachusetts 02109
                                (800) 225-6265


    This Statement of Additional Information ("SAI") provides information about the Funds listed above and Cash Management Portfolio (the "Portfolio"). Each Fund is a series of Eaton Vance Mutual Funds Trust. Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the prospectus. This SAI contains additional information about:


                                                                          Page
    Strategies and Risks ............................................        2
    Investment Restrictions .........................................        6
    Management and Organization .....................................        7
    Investment Advisory and Administrative Services .................       11
    Other Service Providers .........................................       12
    Purchasing and Redeeming Shares .................................       13
    Distribution Plan ...............................................       13
    Calculation of Yield Quotations .................................       16
    Taxes ...........................................................       16
    Portfolio Security Transactions .................................       17
    Financial Statements ............................................       19

Appendices:
    A: Fund Specific Information ....................................      a-1
    B: Ratings ......................................................      b-1


    Although each Fund offers only its shares of beneficial interest, it is possible that a Fund might become liable for a misstatement or omission in this SAI regarding another Fund because the Funds use this combined SAI. The Trustees of the Trust have considered this factor in approving the use of a combined SAI.


    THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE FUNDS' COMBINED PROSPECTUS DATED MAY 1, 1999, AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS SAI SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS, WHICH MAY BE OBTAINED BY CALLING 1-800-225-6265.

                             STRATEGIES AND RISKS

        THE FOLLOWING INFORMATION APPLIES TO THE PORTFOLIO:

MONEY MARKET INSTRUMENTS. The Portfolio will invest only in those U.S. dollar denominated money market securities and corporate obligations determined by the Trustees of the Portfolio to present minimal credit risks and which are at the time of acquisition rated by the requisite number of nationally recognized statistical rating organizations in one of the two highest applicable rating categories or, in the case of an instrument not so rated, of comparable quality as determined by the Trustees. At such time or times as the Trustees deem appropriate and in the best interests of the Portfolio, assets of the Portfolio may be invested in certificates of deposit of federally insured banks and/or U.S. Government and agency obligations. The Portfolio intends to limit its investments to money market instruments maturing in 397 calendar days or less and to maintain a dollar-weighted average maturity of not more than 90 days. In addition, Rule 2a-7 promulgated under the 1940 Act provides that the Portfolio (so long as it uses the amortized cost method of valuing its securities or holds itself out to investors as a money market fund) may not acquire a Second Tier Security (as defined in the Rule) if, immediately after such acquisition: (a) more than 5% of its total assets (taken at amortized cost) would be invested in securities which, when acquired by the Portfolio (either initially or upon any subsequent rollover) were Second Tier Securities; or (b) more than the greater of 1% of its total assets (taken at amortized cost) or $1,000,000 would be invested in securities issued by a single issuer which, when acquired by the Portfolio (either initially or upon any subsequent rollover) were Second Tier Securities.

    The Portfolio may invest in U.S. Government money market obligations, which are debt securities issued or guaranteed by the U.S. Treasury, including bills, certificates of indebtedness, notes and bonds, or by an agency or instrumentality of the U.S. Government established under the authority of an act of Congress. Not all U.S. Government obligations are backed by the full faith and credit of the United States. For example, securities issued by the Federal Farm Credit Bank or by the Federal National Mortgage Association are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. Securities issued by the Tennessee Valley Authority are supported only by the credit of the agency. There is no guarantee that the U.S. Government will support these types of securities, and therefore they involve more risk than "full faith and credit" government obligations.

    Certificates of deposit are certificates issued against funds deposited in a commercial bank, are for a definite period of time, earn a specified rate of return, and are normally negotiable. Bankers' acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

    Money market instruments are often acquired directly from the issuers thereof or otherwise are normally traded on a net basis (without commission) through broker-dealers and banks acting for their own account. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market, and the difference is customarily referred to as the spread. In selecting firms which will execute portfolio transactions, BMR and Eaton Vance judge such executing firms' professional ability and quality of service and use their best efforts to obtain execution at prices which are advantageous and at reasonably competitive spreads. Subject to the foregoing, BMR and Eaton Vance may consider sales of shares of the Funds or of other investment companies sponsored by BMR or Eaton Vance as a factor in the selection of firms to execute portfolio transactions.

OBLIGATIONS OF U.S. AND FOREIGN BANKS. Investments by the Portfolio may be made in U.S. dollar-denominated time deposits, certificates of deposit and bankers' acceptances of U.S. banks and their branches located outside of the U.S., of U.S. branches of foreign banks, and foreign branches of foreign banks. The Portfolio may also invest in U.S. dollar-denominated securities issued or guaranteed by other domestic or foreign issuers, including domestic and foreign corporations or other business organizations, foreign governments and foreign government agencies or instrumentalities, and domestic and foreign financial institutions, including but not limited to savings and loan institutions, insurance companies, mortgage bankers and real estate investment trusts, as well as banks.

    The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of portfolio securities may be held outside of the U.S. and the Portfolio may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing the establishment and operation of domestic branches do not apply to foreign branches of domestic banks.

    The obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office.

    The obligations of foreign issuers also involve certain additional risks, including the risks of adverse political, social and economic developments, the imposition of withholding taxes on interest income, seizure or nationalization of foreign deposits, exchange controls, and the adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Foreign issuers may be subject to less governmental regulation and supervision than U.S. issuers. Foreign issuers also generally are not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to domestic issuers.

    In connection with its investments in bank obligations and instruments secured thereby, the Portfolio will invest in certificates of deposit and bankers' acceptances if they are obligations of a domestic bank or a savings and loan association having total assets of $1,000,000,000 or more.

REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. The Portfolio may enter into a repurchase agreement with respect to any security in which the Portfolio is authorized to invest even though the underlying security matures in more than 397 calendar days. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Portfolio in connection with bankruptcy proceedings), it is the policy of the Portfolio to enter into repurchase agreements only with those member banks of the Federal Reserve System and primary dealers in U.S. Government securities whose creditworthiness has been reviewed and found satisfactory by the Adviser.

REVERSE REPURCHASE AGREEMENTS. The Portfolio may also enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Portfolio temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. The Portfolio expects that it will enter into reverse repurchase agreements when it is able to invest the cash so acquired at a rate higher than the cost of the agreement, which would increase the income earned by the Portfolio. The Portfolio could also enter into reverse repurchase agreements as a means of raising cash to satisfy redemption requests without the necessity of selling portfolio instruments.

    When the Portfolio enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Portfolio's assets. As a result, such transactions may increase fluctuations in the market value of the Portfolio's assets (although not affecting the amortized cost value of its assets used in determining the Fund's net asset value per share). While there is a risk that large fluctuations in the market value of the Portfolio's assets could affect the Fund's net asset value per share, this risk is not significantly increased by entering into reverse repurchase agreements, in the opinion of the Adviser. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Portfolio reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Portfolio's yield.

LENDING OF PORTFOLIO SECURITIES. The Portfolio may seek to increase its income by lending portfolio securities. Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System, and the Commission, such loans may be made to member firms on the Exchange, and would be required to be secured continuously by collateral in cash or cash equivalents maintained on a current basis at an amount equal to the market value of the securities loaned. The Portfolio would have the right to call a loan and obtain the securities loaned at any time on five days' notice. During the existence of a loan, the Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive the interest on investment of the collateral. The Portfolio would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Portfolio's management to be of good standing, and when, in the judgment of the Portfolio's management, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. Securities lending involves administration expenses, including finders' fees.

ASSET COVERAGE REQUIREMENTS. Transactions involving reverse repurchase agreements expose the Portfolio to an obligation to another party. The Portfolio will not enter into any such transactions unless it owns cash or liquid securities with a value sufficient at all times to cover its potential obligations. The Portfolio will comply with the regulations and policies promulgated by the Commission regarding asset coverage for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount. The securities in the segregated account will be marked to market daily.

    Assets held in a segregated account cannot be sold while the position requiring segregation is outstanding unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Portfolio's assets to segregated accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

OTHER INVESTMENT POLICIES. Although the Portfolio usually intends to hold securities purchased until maturity, at which time they will be redeemable at their full principal value plus accrued interest, it may, at times, engage in short-term trading to attempt to take advantage of yield variations in the short-term market. The Portfolio may also sell portfolio securities prior to maturity based on a revised evaluation of the creditworthiness of the issuer or to meet redemptions of Fund shares. In the event there are unusually heavy redemption requests due to changes in interest rates or otherwise, the Portfolio may have to sell a portion of its investment portfolio at a time when it may be disadvantageous to do so. However, the Portfolio believes that its ability to borrow funds to accommodate redemption requests may mitigate in part the necessity for such portfolio sales during these periods.


TAX FREE RESERVES' ASSETS WILL CONSIST PRINCIPALLY OF THE FOLLOWING:


    (1) Floating or variable rate tax-exempt instruments, which provide for interest rate adjustments at specified intervals. Rate adjustments on such securities are usually set at the issuer's discretion, in which case the Fund would normally have the right to resell the security to the issuer or its agent. Alternatively, rate revisions may be determined in accordance with a prescribed formula or other contractual procedure. The Fund may also acquire put options in combination with the purchase of underlying securities. Interest income generated by certain securities on which the Fund holds a put option may not qualify as tax-exempt interest.

    (2) Tax-exempt notes which are rated at the time of purchase within the highest grade assigned by Moody's Investors Service, Inc. ("Moody's") (MIG-1), or within the highest grade assigned by Standard & Poor's Ratings Group
("S&P") (SP-1), or within the highest grade assigned by Fitch/IBCA ("Fitch") (FIN-1). Tax and/or revenue anticipation notes (TANs, RANs, TRANs) are generally issued to finance seasonal working capital needs in anticipation of various taxes or revenues, and payable from these specific future revenues. Additionally, most TANs, RANs and TRANs are general obligations of the issuing entity. Bond anticipation notes (BANs) are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds, then provide the funds to pay off the BANs. Additionally, most BAN's may be general obligations of the issuing entity. Construction loan notes (CLNs) are issued primarily by housing agencies to provide interim construction financing. After completion, most projects receive permanent financing through the Federal National Mortgage Association (FNMA) or the Government National Mortgage Association (GNMA); others are financed by the issuance of long-term bonds. In either case, the permanent financing provides the "take-out" for the holder of the notes. Federal grant anticipation notes (FANs, GANs) are issued to provide interim financing, most often for water and sewer projects, in anticipation of matching federal grants. Additionally, most FAN's and GAN's may be general obligations of the issuing entity. Temporary notes (TNs) are short-term general obligations issued for various purposes.

    (3) Project notes, which are instruments sold by the Department of Housing and Urban Development but issued by a state or local housing agency, and secured by the full faith and credit of the United States. Due to changes in the federal income tax law enacted in the Deficit Reduction Act of 1984, project notes issued on or after June 19, 1984 must satisfy several new requirements to maintain their tax-exempt status.

    (4) Tax-exempt bonds which are rated at the time of purchase within the two highest grades assigned by Moody's (Aaa or Aa) or S&P (AAA or AA) or Fitch (AAA or AA). Tax-exempt bonds generally have original maturities of longer than one year. They are usually classified as either general obligations or revenue bonds. Revenue bonds are secured by the revenues derived from a particular facility or class of facilities or from some other specific revenue source or in the case of industrial development bonds, by the earnings of the private enterprise whose facility is being financed. Some tax-exempt bonds are additionally secured by insurance, bank credit agreements, or escrow accounts.

    (5) Tax-exempt commercial paper rated in the highest grade by such rating services (Prime-1 or A-1 or F-1+, respectively). Tax-exempt commercial paper consists of unsecured obligations of state or local governments or instrumentalities which are payable from available funds of the issuer. These obligations are often backed by a bank letter of credit or supported by a tender agreement permitting the holder to resell the obligation to the issuer's agent. Maturities range from one day to 270 days.

    (6) Cash.

    For a description of the ratings listed above, see Appendix B.

    The Fund anticipates being at all times as fully invested as possible in tax-exempt bonds and notes; however, there may be occasions when, as a result of maturities of portfolio securities or sales of Fund shares or in order to meet anticipated redemption requests, or the unavailability of suitable tax-exempt investments, the Fund may hold cash which is not earning income or invest in taxable short-term obligations including U.S. Government obligations, interest-bearing obligations of banks (such as certificates of deposit and bankers' acceptances), repurchase agreements (described above), and commercial paper.

    With respect to 10% of its net assets, the Fund may also purchase shares of unaffiliated investment companies consistent with the restrictions of the 1940 Act, as amended. Such investments are subject to adverse developments affecting the mutual fund industry. In addition, investors indirectly pay the fees of two investment company service providers.


COMMON INVESTMENT POLICIES

WHEN-ISSUED SECURITIES. Some tax-exempt securities may be purchased on a "when-issued" basis. If so, the Portfolio or Fund generally will not pay for the securities or start earning interest on them until the securities are received, which may take as long as 45 days. In order to invest its assets immediately, while awaiting delivery of securities purchased on a when-issued basis, the Fund will normally attempt to invest in high-grade short-term debt securities that offer same-day settlement and earnings. The commitment to purchase a security for which payment is not made at that time may be deemed a separate security. The value of the when-issued securities on the delivery date may be less than their cost, effecting an immediate loss. Thus, the purchase of securities on a when-issued basis may be considered an aggressive investment practice involving some risk. When the Portfolio or Fund commits to purchase a security on a when-issued basis, the Portfolio or Fund will always have cash or liquid securities sufficient to cover its commitments. If the Fund determines it is necessary to sell the when-issued security before delivery, any gain or loss will not be tax-exempt. The Portfolio or Fund have no specific limit on the amount of securities which may be purchased on a when-issued basis.


    The Fund may acquire "stand-by commitments" with respect to portfolio obligations. Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

    The Fund may purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when the Fund can simultaneously acquire the right to sell the securities back to the issuer or its agent at an agreed-upon price at any time during a specified period or on a certain date. Such a right is generally known as a "put."

                           INVESTMENT RESTRICTIONS

    The Portfolio has adopted the following investment restrictions that cannot be changed without the approval of a majority of its outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the outstanding voting securities of the Portfolio present or represented by proxy at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented at the meeting or (b) more than 50% of the outstanding voting securities of the Portfolio. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act. Whenever the Trust is requested to vote on a change in the fundamental investment restrictions of the Portfolio, the Trust will hold a meeting of Fund shareholders and will cast its vote as instructed by the shareholders. Accordingly, the Portfolio may not:

    (1) With respect to 75% of its total assets, invest more than 5% of its total assets taken at current market value in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer other than obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities and except securities of other investment companies;

    (2) Purchase securities on margin (but the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities);

    (3) Borrow money or issue senior securities, except as permitted by the Investment Company Act of 1940;

    (4) Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933 in selling or disposing of a portfolio security;

    (5) Purchase any security if, as a result of such purchase, more than 25% of the Portfolio's total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry; provided that there is no limitation with respect to (a) investments by the Portfolio in certificates of deposit, bankers' acceptances or time deposits of banking and thrift institutions or (b) obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; and provided further that banking and thrift institutions and their holding companies as a group, finance companies as a group and utility companies as a group will not be considered single industries;

    (6) Buy or sell real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, physical commodities, or commodity contracts relating to physical commodities unless acquired as a result of ownership of securities;

    (7) Make loans to other persons, except by (a) the acquisition of money market instruments, debt securities and other obligations in which the Portfolio is authorized to invest in accordance with its investment objective and policies, (b) entering into repurchase agreements and (c) lending its portfolio securities.

    Each of Cash Fund, Liquid Assets Fund and Money Market Fund have adopted the same fundamental investment restrictions, except that the 5% restriction in restriction (1) does not apply to or limit the Liquid Assets or Money Market Funds' investment in certificates of deposit, bankers' acceptances or time deposits of banking and thrift institutions. A Fund's investment restrictions cannot be changed without the approval of the holders of a majority of its outstanding voting securities.

    Tax Free Reserves has the same fundamental investment policies as the Portfolio, except restrictions (1) and (5) are replaced with the following:
The Fund may not

    (1) With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer, except for obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and except securities of other investment companies;

    (5) Purchase any securities which would cause more than 25% of the value of its total assets at the time of such purchase to be invested in the securities of issuers having their principal business activities in the same industry, provided that there is no limitation in respect to investments in tax-exempt notes or bonds or other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or in certificates of deposit or bankers' acceptances; or

    (8) Purchase any securities which would cause more than 20% of the value of its total assets at the time of such purchase to be invested in securities the interest on which is not exempt from federal income tax.

    For diversification purposes, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of principal and interest on the security.

    Notwithstanding the investment policies and restrictions of the Funds, each Fund may invest its assets in an open-end management investment company with substantially the same investment objective, policies and restrictions.

    The Funds and the Portfolio each have adopted the following investment policies which may be changed by the Trustees of the Trust with respect to a Fund without approval by that Fund's shareholders or with respect to the Portfolio by the Trustees of the Portfolio without approval of the relevant Funds and its other investors. Each Fund or the Portfolio will not:


        (a) make short sales except where, because of ownership of other securities it has the right to obtain securities equivalent in kind and amount to those sold;

        (b) write or purchase or sell any put or call options or combinations thereof, except that Tax Free Reserves may acquire rights to resell tax-exempt securities at an agreed upon price and at or within an agreed upon time;

        (c) invest more than 10% of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that Board of the Trustees of the Trust or the Portfolio, or its delegate, determine to be liquid, based upon the trading markets for the specific security. Any such determination by a delegate will be made pursuant to procedures adopted by the Board. If a Fund invests in Rule 144A Securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities. In addition, the Portfolio does not intend to purchase securities for investment while temporary borrowings, which include reverse repurchase agreements, in excess of 5% of its total assets are outstanding.


                         MANAGEMENT AND ORGANIZATION


FUND MANAGEMENT. The Trustees of the Trust are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Unless otherwise noted, the business address of each Trustee and officer is 255 State Street, Boston, Massachusetts 02109. Those Trustees who are "interested persons" of the Trust or the Portfolio, as defined in the 1940 Act, are indicated by an asterisk(*).


JAMES B. HAWKES (57), President and Trustee*
Chairman, President and Chief Executive Officer of Eaton Vance, BMR and their corporate parent and trustee (EVC and EV). Director of EVC and EV. Trustee and officer of various investment companies managed by Eaton Vance or BMR.


JESSICA M. BIBLIOWICZ (39), Trustee
Chief Executive Officer of National Financial Partners (a financial services company) (since April 1999). President and Chief Operating Officer of John
  A. Levin & Co. (a registered investment advisor) (July 1997 to April 1999) and a Director of Baker, Fentress & Company which owns John A. Levin & Co. (July 1997 to April 1999). Executive Vice President of Smith Barney Mutual Funds (from July 1994 to June 1997). Formerly Elected Trustee October 30, 1998. Trustee of various investment companies managed by Eaton Vance or BMR since October 30, 1998.
Address: 1301 Avenue of the Americas, New York, NY 10019

DONALD R. DWIGHT (68), Trustee
President of Dwight Partners, Inc. (a corporate relations and communications company). Trustee/Director of the Royce Funds (mutual funds). Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Clover Mill Lane, Lyme, New Hampshire 03768


SAMUEL L. HAYES, III (64), Trustee
Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University
  Graduate School of Business Administration. Trustee of the Kobrick-Cendant Investment Trust (mutual funds). Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 345 Nahatan Road, Westwood, Massachusetts 02090

NORTON H. REAMER (63), Trustee
Chairman of the Board and Chief Executive Officer, United Asset Management
  Corporation (a holding company owning institutional investment management firms); Chairman, President and Director, UAM Funds (mutual funds). Trustee of various investment companies managed by Eaton Vance or BMR.
Address: One International Place, Boston, Massachusetts 02110

LYNN A. STOUT (41), Trustee
Professor of Law, Georgetown University Law Center. Elected Trustee October
  30, 1998. Trustee of various investment companies managed by Eaton Vance or BMR since October 30, 1998.
Address: 600 New Jersey Avenue, NW, Washington, DC 20001


JOHN L. THORNDIKE (72), Trustee
Formerly Director of Fiduciary Company Incorporated. Trustee of various investment companies managed by Eaton Vance or BMR. Mr. Thorndike will be retiring from the Board of Trustees in July, 1999.
Address: 175 Federal Street, Boston, Massachusetts 02110


JACK L. TREYNOR (69), Trustee
Investment Adviser and Consultant. Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 504 Via Almar, Palos Verdes Estates, California 90274

WILLIAM H. AHERN, JR. (39), Vice President
Assistant Vice President of BMR and Eaton Vance. Officer of various investment companies managed by Eaton Vance or BMR.

THOMAS J. FETTER (55), Vice President
Vice President of BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR.

ROBERT B. MACINTOSH (42), Vice President
Vice President of Eaton Vance and BMR. Officer of various investment companies managed by Eaton Vance or BMR.

MICHAEL B. TERRY (56), Vice President
Vice President of BMR and Eaton Vance. Officer of various investment companies managed by Eaton Vance or BMR.

JAMES L. O'CONNOR (53), Treasurer
Vice President of Eaton Vance and BMR. Officer of various investment companies managed by Eaton Vance or BMR.

ALAN R. DYNNER (58), Secretary
Vice President and Chief Legal Officer of Eaton Vance, BMR, EVC and EV since
  November 1, 1996. Previously, he was a Partner of the law firm of Kirkpatrick & Lockhart LLP, New York and Washington, D.C., and was Executive Vice President of Neuberger & Berman Management, Inc., a mutual fund management company. Officer of various investment companies managed by Eaton Vance or BMR.

JANET E. SANDERS (63), Assistant Treasurer and Assistant Secretary
Vice President of Eaton Vance and BMR. Officer of various investment companies managed by Eaton Vance or BMR.

A. JOHN MURPHY (36), Assistant Secretary
Vice President of BMR and Eaton Vance. Officer of various investment companies managed by Eaton Vance or BMR.

ERIC G. WOODBURY (41), Assistant Secretary
Vice President of BMR and Eaton Vance. Officer of various investment companies managed by Eaton Vance or BMR.


    The Nominating Committee of the Board of Trustees of the Trust and the Portfolio is comprised of the Trustees (except for Mr. Thorndike) who are not "interested persons" as that term is defined under the 1940 Act ("noninterested Trustees"). The purpose of the Committee is to recommend to the Board nominees for the position of noninterested Trustee and to assure that at least a majority of the Board of Trustees is independent of Eaton Vance and its affiliates.

    Messrs. Hayes (Chairman), Dwight and Reamer and Ms. Stout are members of the Special Committee of the Board of Trustees of the Trust and of the Portfolio. The purpose of the Special Committee is to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to the Funds and the Portfolio, including investment advisory (Portfolio only), administrative, transfer agency, custodial and fund accounting and distribution services, and
(ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with the Funds, the Portfolio or investors therein.

    Messrs. Treynor (Chairman) and Dwight and Ms. Bibliowicz are members of the Audit Committee of the Board of Trustees of the Trust and of the Portfolio. The Audit Committee's functions include making recommendations to the Trustees regarding the selection of the independent accountants, and reviewing matters relative to trading and brokerage policies and practices, accounting and auditing practices and procedures, accounting records, internal accounting controls, and the functions performed by the custodian, transfer agent and dividend disbursing agent of the Trust and of the Portfolio.


    Trustees of the Trust (with respect to Tax Free Reserves' allocable portion of their compensation received from the Trust) and the Portfolio who are not affiliated with the Advisers may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees" Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustees' Plan will have a negligible effect on Tax Free Reserves or the Portfolio's assets, liabilities, and net income per share, and will not obligate Tax Free Reserves or the Portfolio to retain the services of any Trustee or obligate Tax Free Reserves or the Portfolio to pay any particular level of compensation to the Trustee. Neither the Trust nor the Portfolio has a retirement plan for its Trustees.

    The fees and expenses of the noninterested Trustees of the Trust and of the Portfolio are paid by the Funds (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Trust or the Portfolio.) During the fiscal year ended December 31, 1998, the noninterested Trustees of the Trust and the Portfolio earned the following compensation, in their capacities as Trustees from the Trust, the Portfolio and the funds in the Eaton Vance fund complex(1):


    SOURCE OF               JESSICA M.      DONALD R.      SAMUEL L.      NORTON H.       LYNN A.        JOHN L.        JACK L.
   COMPENSATION            BIBLIOWICZ(6)     DWIGHT       HAYES, III       REAMER        STOUT(6)       THORNDIKE       TREYNOR
   ------------            -------------     ------       ----------       ------        --------       ---------       -------
Trust(2)                      $   776       $  7,560       $  8,098       $  7,567        $   542       $  7,789       $  7,541
Portfolio                       --             1,575          1,700          1,750          --             1,750          1,675
Trust and Fund
Complex                       $33,334       $160,000(3)    $170,000(4)    $160,000        $32,842       $160,000(5)    $170,000

----------
(1) As of May 1, 1999, the Eaton Vance complex consists of 154 registered investment companies or series thereof.
(2) The Trust consisted of 16 Funds as of January 1, 1999.
(3) Includes $60,000 of deferred compensation.
(4) Includes $41,563 of deferred compensation.
(5) Includes $119,091 of deferred compensation.
(6) Ms. Bibliowicz and Ms. Stout were elected as Trustees on October 30, 1998.

ORGANIZATION. Each Fund is a series of the Trust, which is organized under Massachusetts law, and is operated as an open-end management investment company. The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series (such as the Funds). The Trustees of the Trust have the authority under the Declaration of Trust to create additional classes of shares with differing rights and privileges. When issued and outstanding, shares are fully paid and nonassessable by the Trust. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares of a Fund will be voted together except that only shareholders of a particular class may vote on matters affecting only that class. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of a Fund, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders.


    The Trustees of the Trust have considered the advantages and disadvantages of investing the assets of the Cash, Liquid Assets and Money Market Funds in the Portfolio, as well as the advantages and disadvantages of the two-tier format. The Trustees believe that the structure offers opportunities for growth in the assets of the Portfolio, may afford the potential for economies of scale for the Fund and may over time result in lower expenses for a Fund.

    As permitted by Massachusetts law, there will normally be no meeting of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholders' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust's By-laws, the Trustees shall continue to hold and may appoint successor Trustees.

    The Trust's Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust, the financial interests of which are affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes (such as reclassifying series or classes of shares or restructuring the Trust) as do not have a materially adverse effect on the financial interests of shareholders or if they deem it necessary to conform it to applicable federal or state laws or regulations. The Trust's By-laws provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any litigation or proceeding in which they may be involved because of their offices with the Trust. However, no indemnification will be provided to any Trustee or officer for any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The Trust or any series or class thereof may be terminated by: (1) the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders of the Trust or the appropriate series or class thereof, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Trust or a series or class thereof, provided, however, that, if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting securities of the Trust or a series or class thereof entitled to vote thereon shall be sufficient authorization; or (2) by means of an instrument in writing signed by a majority of the Trustees, to be followed by a written notice to shareholders stating that a majority of the Trustees has determined that the continuation of the Trust or a series or a class thereof is not in the best interest of the Trust, such series or class or of their respective shareholders.

    Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. Numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts, and management is not aware of an instance where such liability has been imposed. The Trust's Declaration of Trust contains an express disclaimer of liability on the part of the Fund shareholders and the Trust's By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. (The Declaration of Trust also contains provisions limiting the liability of a series or class to that series or class). Moreover, the Trust's By-laws also provide for indemnification out of the property of the Fund of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. The assets of the Fund are readily marketable and will ordinarily substantially exceed its liabilities. In light of the nature of the Fund's business and the nature of its assets, management believes that the possibility of the Fund's liability exceeding its assets, and therefore the shareholder's risk of personal liability, is remote.

    The Portfolio is organized as a trust under the laws of the state of New York and intends to be treated as a partnership for federal tax purposes. In accordance with the Declaration of Trust of the Portfolio, there will normally be no meetings of the investors for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Portfolio holding office have been elected by investors. In such an event the Trustees of the Portfolio then in office will call an investors' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the investors in accordance with the Portfolio's Declaration of Trust, the Trustees shall continue to hold office and may appoint successor Trustees.

    The Declaration of Trust of the Portfolio provides that no person shall serve as a Trustee if investors holding two-thirds of the outstanding interests have removed him from that office either by a written declaration filed with the Portfolio's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that under certain circumstances the investors may call a meeting to remove a Trustee and that the Portfolio is required to provide assistance in communicating with investors about such a meeting.

    The Portfolio's Declaration of Trust provides that the Cash, Liquid Assets and Money Market Funds and other entities permitted to invest in the Portfolio (e.g., other U.S. and foreign investment companies, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Funds nor their shareholders will be adversely affected by reason of the Funds investing in the Portfolio.

    Whenever a Fund as an investor in the Portfolio is requested to vote on matters pertaining to the Portfolio (other than the termination of the Portfolio's business, which may be determined by the Trustees of the Portfolio without investor approval), the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. The Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in the Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

    Each Fund may withdraw (completely redeem) all its assets from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interest of the Fund to do so. In the event a Fund withdraws all of its assets from the Portfolio, or the Board of Trustees of the Trust determines that the investment objective of the Portfolio is no longer consistent with the investment objective of the Fund, the Trustees would consider what action might be taken, including investing the assets of the Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. A Fund's investment performance may be affected by a withdrawal of all its assets (or the assets of another investor in the Portfolio) from the Portfolio.

               INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

INVESTMENT ADVISORY SERVICES. The Trust on behalf of Tax Free Reserves engages Eaton Vance as its investment adviser and the Portfolio engages BMR as investment adviser pursuant to separate investment advisory agreements.

    BMR manages the investments and affairs of the Portfolio subject to the supervision of the Portfolio's Board of Trustees. BMR furnishes to the Portfolio investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by the Portfolio and what portion, if any, of the Portfolio's assets will be held uninvested. The Investment Advisory Agreement requires BMR to pay the salaries and fees of all officers and Trustees of the Portfolio who are members of the BMR organization and all personnel of BMR performing services relating to research and investment activities.


    For a description of the compensation that the Portfolio pays BMR under the Investment Advisory Agreement, see the prospectus. As at December 31, 1998, the Portfolio had net assets of $140,342,421. For the fiscal years ended December 31, 1998, 1997 and 1996, the Portfolio paid BMR advisory fees of $689,334, $724,890 and $939,313, respectively (equivalent to 0.50% of the Portfolio's average daily net assets for each fiscal year).


    Eaton Vance manages the investments and affairs of Tax Free Reserves, subject to the supervision of the Trust's Board of Trustees. Eaton Vance furnishes for the use of Tax Free Reserves office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund, and compensates all officers and Trustees of the Trust who are members of the Eaton Vance organization and all personnel of Eaton Vance performing services relating to research and investment activities.


    For a description of the compensation that Tax Free Reserves pays Eaton Vance under the Investment Advisory Agreement, see the prospectus. As at December 31, 1998, Tax Free Reserves had net assets of $47,271,699. For the fiscal years ended December 31, 1998, 1997 and 1996, Eaton Vance would have earned, absent a fee reduction, advisory fees of $274,297, $320,793 and $308,030, respectively. To enhance the net income of Tax Free Reserves, Eaton Vance made a reduction of its fee for the fiscal years ended December 31, 1998, 1997 and 1996 in the amount of $154,048, $99,776 and $226,940, respectively.


    Each Investment Advisory Agreement continues in effect from year to year for so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Portfolio or the Trust (as the case may be) cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Portfolio or the Trust or by vote of a majority of the outstanding voting securities of the Portfolio or Tax Free Reserves. Each Agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of the Portfolio or Tax Free Reserves (as the case may be), and each Agreement will terminate automatically in the event of its assignment. Each Agreement provides that an Adviser may render services to others. Each Agreement also provides that an Adviser shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under that Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.

ADMINISTRATIVE SERVICES. As indicated in the Prospectus, Eaton Vance serves as administrator of the Cash, Liquid Assets and Money Market Funds, but currently receives no compensation for providing administrative services to the Funds. Under its agreement with the Trust, Eaton Vance has been engaged to administer the Fund's affairs, subject to the supervision of the Trustees of the Trust, and shall furnish for the use of the Funds office space and all necessary office facilities, equipment and personnel for administering the affairs of each Funds.


INFORMATION ABOUT BMR AND EATON VANCE. BMR and Eaton Vance are business trusts organized under Massachusetts law. Eaton Vance, Inc. ("EV") serves as trustee of BMR and Eaton Vance. BMR, Eaton Vance and EV are wholly-owned subsidiaries of Eaton Vance Corporation ("EVC"), a Maryland corporation and publicly-held holding company. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are James B. Hawkes, Benjamin A. Rowland, Jr., John G.L. Cabot, John M. Nelson, Vincent M. O'Reilly and Ralph Z. Sorenson. All of the issued and outstanding shares of Eaton Vance are owned by EVC. All of the issued and outstanding shares of BMR are owned by Eaton Vance. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Messrs. Hawkes, and Rowland, Alan R. Dynner, Thomas E. Faust, Jr., Thomas J. Fetter, Duncan W. Richardson, William M. Steul, and Wharton P. Whitaker (all of whom are officers of Eaton Vance). The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers, or officers and Directors of EVC and EV. As indicated under "Management and Organization", all of the officers of the Trust (as well as Mr. Hawkes who is also a Trustee) hold positions in the Eaton Vance organization.


EXPENSES. Each Fund is responsible for all expenses not expressly stated to be payable by another party (such as the investment adviser under the Investment Advisory Agreement or the principal underwriter under the Distribution Agreement). In the case of expenses incurred by the Trust, each Fund is responsible for its pro rata share of those expenses. The only expenses of a Fund allocated to a particular class are those incurred under the Distribution or Service Plan applicable to that class and those resulting from the fee paid to the principal underwriter for repurchase transactions.

                           OTHER SERVICE PROVIDERS


PRINCIPAL UNDERWRITER. Eaton Vance Distributors, Inc. ("EVD"), 255 State Street, Boston, MA 02109, is the Funds' principal underwriter. The principal underwriter acts as principal in selling shares under a Distribution Agreement with the Trust. The expenses of printing copies of prospectuses used to offer shares and other selling literature and of advertising are borne by the principal underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of a Fund and its shares under federal and state securities laws are borne by that Fund. The Distribution Agreement is renewable annually by the Board of Trustees of the Trust (including a majority of the noninterested Trustees) may be terminated on six months' notice by either party and is automatically terminated upon assignment. The principal underwriter distributes shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold. The principal underwriter allows investment dealers discounts from the applicable public offering price which are alike for all investment dealers. EVD is a wholly-owned subsidiary of EVC. Mr. Hawkes is a Vice President and Director and Messrs. Dynner and O'Connor are Vice Presidents of EVD.


CUSTODIAN. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, MA 02116, serves as custodian to the Funds and the Portfolio. IBT has the custody of all cash and securities of Tax Free Reserves, maintains the Fund's general ledger and computes the daily net asset value of shares of Tax Free Reserves. IBT has the custody of all cash and securities representing Cash, Liquid Assets and Money Market Funds' interest in the Portfolio, has custody of all the Portfolio's assets, maintains the general ledger of the Portfolio and the Funds, and computes the daily net asset value of interests in the Portfolio and the net asset value of shares of the Funds. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with Tax Free Reserves and the Portfolio's investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Trust and the Portfolio. IBT also provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the SEC. EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between a Fund and such banks.

INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, One Post Office Square, Boston, Massachusetts, are the independent accountants of the Funds and the Portfolio, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

TRANSFER AGENT. First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123, serves as transfer and dividend disbursing agent for the Funds.

                       PURCHASING AND REDEEMING SHARES

CALCULATION OF NET ASSET VALUE. The net asset value of each Fund and the Portfolio is computed by IBT (as agent and custodian for the Funds and the Portfolio) in the manner described in the prospectus. The Funds and the Portfolio will be closed for business and will not price their respective shares on the following business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The valuation of the instruments held by Tax Free Reserves and the Portfolio at amortized cost is permitted in accordance with Rule 2a-7 under the 1940 Act and certain procedures esablished by the Trustees of the Trust and the Portfolio thereunder.

    The amortized cost of an instrument is determined by valuing it at cost originally and thereafter accreting any discount or amortizing any premium from its face value at a constant rate until maturity, regardless of the effect of fluctuating interest rates on the market value of the instrument. Although the amortized cost method provides certainty in valuation, it may result at times in determinations of value that are higher or lower than the price that would be received if the instruments were sold. Consequently, changes in the market value of instruments held during periods of rising or falling interest rates will not be reflected either in the computation of net asset value or in the daily computation of net investment income.

    The procedures of the Funds and the Portfolio are designed to facilitate, to the extent reasonably possible, the maintenance of each Fund's price per share, as computed for the purpose of distribution and redemption of shares, at $1.00. These procedures include review of holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the net asset value calculated by using readily available market quotations deviates from the valuation based on amortized cost, and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing interest holders. In the event the Trustees determine that such a deviation exists, they will take such corrective action as they consider to be necessary or appropriate, which action could include the sale of instruments held prior to maturity (to realize capital gains or losses); the shortening of average portfolio maturity; withholding dividends; redemption of shares in kind; or establishing a net asset value per share by using readily available market quotations.


CHECKWRITING. Shareholders of Cash Fund and Tax Free Reserves with uncertificated shares may redeem shares by check. A shareholder will continue to be entitled to distributions paid on shares until the check is presented to Boston Safe for payment. If the amount of the check is greater than the value of the shares held in the shareholder's account for which the Fund has collected payment, the check will be returned and the shareholder may be subject to extra banking charges. The shareholder will be required to execute signature cards and will be subject to Boston Safe's rules and regulations governing such checking accounts. There is no charge to shareholders for this service. This service may be terminated or suspended at any time by a Fund or Boston Safe.

ADDITIONAL INFORMATION ABOUT PURCHASES. In connection with employee benefit or other continuous group purchase plans, the Cash and Money Market Funds may accept initial investments of less than $1,000 on the part of an individual participant. In the event a shareholder who is a participant of such a plan terminates participation in the plan, his or her shares will be transferred to a regular individual account. However, such account will be subject to the right of redemption by the Fund as described below.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS. Due to the high cost of maintaining small accounts, the Trust reserves the right to redeem accounts with balances of less than $750. Prior to such a redemption, shareholders will be given 60 days' written notice to make an additional purchase. However, no such redemption would be required by the Trust if the cause of the low account balance was a reduction in the net asset value of shares. No CDSC will be imposed with respect to such involuntary redemptions.


                              DISTRIBUTION PLAN

LIQUID ASSETS FUND. The Distribution Plan (the "Plan") is described in the Prospectus and is designed to meet the requirements of Rule 12b-1 under the 1940 Act and the NASD Rule.

    On June 14, 1993, the Fund revised the Plan to provide that all CDSCs will be paid to the Fund whenever there exist no outstanding uncovered distribution charges of the Principal Underwriter with the Principal Underwriter being entitled to receive all CDSCs paid or payable with respect to any day on which there exist outstanding uncovered distribution charges.

    The amount of uncovered distribution charges of the Principal Underwriter is computed daily. Briefly, such charges are equivalent to all unpaid sales commissions and distribution fees to which the Principal Underwriter would be entitled under the original plan less all CDSCs theretofore paid to the Principal Underwriter. The amount of uncovered distribution charges of the Principal Underwriter at any particular time depends upon various changing factors, including the level and timing of sales of Fund shares, the nature of such sales (i.e., whether they result from exchange transactions or from cash sales through Authorized Firms), the level and timing of redemptions of Fund shares upon which a CDSC will be imposed, the level and timing of redemptions of Fund shares upon which no CDSC will be imposed (including redemptions involving exchanges of Fund shares pursuant to the exchange privilege which result in a reduction of uncovered distribution charges) and changes in the level of the net assets of the Fund.

    The Plan continues in effect from year to year for so long as such continuance is approved at least annually by the vote of both a majority of
(i) the noninterested Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Rule 12b-1 Trustees") and (ii) all of the Trustees then in office. The Plan requires quarterly Trustee review of a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plan may not be amended to increase materially the payments described therein without approval of the shareholders of the Fund and the Trustees. So long as the Plan is in effect, the selection and nomination of noninterested Trustees shall be committed to such Trustees. The Trustees have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

MONEY MARKET FUND. The Plan is designed to meet the requirements of Rule 12b-1 under the 1940 Act and the sales charge rule of the NASD. The purpose of the Plan is to compensate the Principal Underwriter for its distribution services and facilities provided to the Fund.

    The Plan provides that the Fund will pay sales commissions and distribution fees to the Principal Underwriter only after and as a result of the sale of shares of the Fund. On each sale of Fund shares (excluding reinvestment of distributions) the Fund will pay the Principal Underwriter amounts representing (i) sales commissions equal to 6.25% of the amount received by the Fund for each share sold and (ii) distribution fees calculated by applying the rate of 1% over the prime rate then reported in the Wall Street Journal to the outstanding balance of uncovered distribution charges (as described below) of the Principal Underwriter.

    The Plan provides that the Fund will receive all CDSCs and will make no payments to the Principal Underwriter in respect of any day on which there are no outstanding uncovered distribution charges of the Principal Underwriter. CDSCs and accrued amounts will be paid by the Fund to the Principal Underwriter whenever there exist uncovered distribution charges.

    In calculating daily the amount of uncovered distribution charges, distribution charges will include the aggregate amount of sales commissions and distribution fees theretofore paid plus the aggregate amount of sales commissions and distribution fees which the Principal Underwriter is entitled to be paid under the Plan since its inception. Payments theretofore paid or payable under the Plan by the Fund to the Principal Underwriter and CDSCs theretofore paid or payable to the Principal Underwriter will be subtracted from such distribution charges; if the result of such subtraction is positive, a distribution fee (computed at 1% over the prime rate then reported in The Wall Street Journal) will be computed on such amount and added thereto, with the resulting sum constituting the amount of outstanding uncovered distribution charges with respect to such day. The amount of outstanding uncovered distribution charges of the Principal Underwriter calculated on any day does not constitute a liability recorded on the financial statements of the Fund.

    The amount of uncovered distribution charges of the Principal Underwriter at any particular time depends upon various changing factors, including the level and timing of sales of Fund shares, the nature of such sales (i.e., whether they result from exchange transactions, reinvestments or from cash sales through Authorized Firms), the level and timing of redemptions of Fund shares upon which a CDSC will be imposed, the level and timing of redemptions of Fund shares upon which no CDSC will be imposed (including redemptions involving exchanges of Fund shares pursuant to the exchange privilege which result in a reduction of uncovered distribution charges), changes in the level of the net assets of the Fund, and changes in the interest rate used in the calculation of the distribution fee under the Plan.

    Currently, payments of sales commissions and distribution fees and of service fees may equal .90% of the Fund's average daily net assets per annum. The Fund believes that the combined rate of all these payments may be higher than the rate of payments made under distribution plans adopted by other investment companies pursuant to Rule 12b-1. Although the Prinicpal Underwriter will use its own funds (which may be borrowed from banks) to pay sales commissions at the time of sale, it is anticipated that the Eaton Vance organization will profit by reason of the operation of the Plan through an increase in the Fund's assets (thereby increasing the advisory fee payable to BMR by the Portfolio) resulting from sales of Fund shares and through the amounts paid to the Principal Underwriter, including CDSCs, pursuant to the Plan. The Eaton Vance organization may be considered to have realized a profit under the Plan if at any point in time the aggregate amounts theretofore received by the Principal Underwriter pursuant to the Plan and from CDSCs have exceeded the total expenses theretofore incurred by such organization in distributing shares of the Fund. Total expenses for this purpose will include an allocable portion of the overhead costs of such organization and its branch offices, which costs will include without limitation leasing expense, depreciation of building and equipment, utilities, communication and postage expense, compensation and benefits of personnel, travel and promotional expense, stationery and supplies, literature and sales aids, interest expense, data processing fees, consulting and temporary help costs, insurance, taxes other than income taxes, legal and auditing expense and other miscellaneous overhead items. Overhead is calculated and allocated for such purpose by the Eaton Vance organization in a manner deemed equitable to the Fund.


    The Plan continues in effect from year to year for so long as such continuance is approved at least annually by the vote of both a majority of
(i) the noninterested Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Rule 12b-1 Trustees") and (ii) all of the Trustees then in office, and the Distribution Agreement contains a similar provision. The Plan and Distribution Agreement may be terminated at any time by vote of a majority of the Rule 12b-1 Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. The Plan requires quarterly Trustee review of a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plan may not be amended to increase materially the payments described therein without approval of the shareholders of the Fund and the Trustees. So long as the Plan is in effect, the selection and nomination of the noninterested Trustees shall be committed to the discretion of such Trustees. The Plan was approved by the Trustees, including the Rule 12b-1 Trustees, on June 19, 1995.


    The Trustees of the Trust believe that the Plan will be a significant factor in the expected growth of the Fund's assets, and will result in increased investment flexibility and advantages which have benefited and will continue to benefit the Fund and its shareholders. Payments for sales commissions and distribution fees made to the Principal Underwriter under the Plan will compensate the Principal Underwriter for its services and expenses in distributing shares of the Fund. Service fee payments made to the Principal Underwriter and Authorized Firms under the Plan provide incentives to provide continuing personal services to investors and the maintenance of shareholder accounts. By providing incentives to the Principal Underwriter and Authorized Firms, the Plan is expected to result in the maintenance of, and possible future growth in, the assets of the Fund. Based on the foregoing and other relevant factors, the Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

    With respect to all Funds, the Principal Underwriter may, from time to time, at its own expense, provide additional incentives to Authorized Firms which employ registered representatives who sell a Fund's shares and/or shares of other funds distributed by the Principal Underwriter. In some instances, such additional incentives may be offered only to certain Authorized Firms whose representatives sell or are expected to sell significant amounts of shares. In addition, the Principal Underwriter may from time to time increase or decrease the sales commissions payable to Authorized Firms.

    A Fund may, in its absolute discretion, suspend, discontinue or limit the offering of its shares at any time. In determining whether any such action should be taken, a Fund's management intends to consider all relevant factors, including (without limitation) the size of the Fund, the investment climate and market conditions, the volume of sales and redemptions of Fund shares and (if applicable) the amount of uncovered distribution charges of the Principal Underwriter. A distribution plan may continue in effect and payments may be made under the plan following any such suspension, discontinuance or limitation of the offering of Fund shares; however, the Fund is not contractually obligated to continue the plan for any particular period of time. Suspension of the offering of Fund shares would not, of course, affect a shareholder's ability to redeem shares.

                       CALCULATION OF YIELD QUOTATIONS

    From time to time, a Fund quotes a current yield based on a specific seven calendar day period which is calculated by first dividing the net change in the value of an account having a balance of one share at the beginning of the period by the value of the account at such time to determine the seven day base period return, and then multiplying such return by 365/7 with the resulting yield figure carried to at least the nearest hundredth of one percent. The net change in account value is determined by the value of additional shares purchased with dividends declared on the original share and dividends declared on both the original share and any such additional shares, but does not include any realized gains or losses from the sales of securities or any unrealized appreciation or depreciation on portfolio securities. In addition to the current yield, a Fund also quotes an effective yield based on a specific seven day period, carried to at least the nearest hundredth of one percent, computed by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective yield = [(Base period return +1)365/7]-1. For Tax Free Reserves a taxable-equivalent yield is computed by using the tax-exempt yield figure and dividing by 1 minus the tax rate.


                                    TAXES


    Each series of the Trust is treated as a separate entity for federal income tax purposes. In order to qualify each year as a regulated investment company ("RIC") under the Code, each Fund intends to satisfy certain requirements relating to sources of income, diversification of assets, and distribution of income and gains. So long as each Fund qualifies as a RIC for tax purposes, it will not be subject to federal income tax on income and gains paid to shareholders in the form of dividends. In the unlikely event that a Fund fails to so qualify, it would be subject to federal income tax at corporate rates and all distributions from earnings and profits would be taxable to shareholders as ordinary income. In order to requalify for taxation as a RIC, a Fund might be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

    Because Cash, Liquid Assets and Money Market Funds invest substantially all of their assets in the Portfolio, the Portfolio also intends to satisfy the source of income and diversification requirements under the Code. The Portfolio will allocate at least annually to each investor its distributive share of the Portfolio's net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit. The Portfolio will make allocations to a Fund and will make moneys available for withdrawal at times and in amounts sufficient to enable the Fund to satisfy the distribution requirements under the Code.

    If a Fund fails to distribute substantially all of its ordinary income and capital gain net income on a current basis, plus any retained amounts from the preceding year, the Fund will be subject to a 4% federal excise tax on the undistributed amounts. The Fund may treat distributions paid in January but declared in October, November or December of the preceding year as paid by the Fund on December 31 of that preceding year. As a result, shareholders must report such distributions on their federal income tax returns for the preceding year.

    The Portfolio may be subject to foreign withholding taxes with respect to investments in certain foreign securities. The Fund will not be eligible to pass through to shareholders their proportionate share of foreign taxes paid by the Portfolio and allocated to the Fund. However, such taxes may be deducted from the Fund's net investment income.

    If a shareholder sells, redeems or otherwise disposes of Fund shares at a loss within six months of purchase, such loss will be treated as long-term capital loss to the extent of any long-term capital gain dividends received. In addition, all or a portion of any loss realized in the event of a sale, redemption or other disposition of Fund shares will be disallowed if the shareholder purchases other Fund shares within 30 days of the disposition (before or after).

    The Fund may be required by federal law to withhold and remit to the U.S. Treasury 31% of the dividends and other distributions paid to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number (generally the individual's social security number), who has underreported dividends or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The Fund is also generally required to withhold on certain distributions made to non-resident aliens and foreign entities.

    Tax Free Reserves investment in securities issued at a discount and certain other obligations will require the Tax Free Reserves to accrue and distribute income not yet received. In order to generate cash sufficient to make the required distributions, the Fund may sell securities that it would otherwise have continued to hold.

    Tax Free Reserves will be qualified to pay exempt-interest dividends so long as, at the end of each quarter of the taxable year, at least 50% of the assets consists of obligations the interest on which is exempt from federal income tax. That portion of any indebtedness incurred or continued by a shareholder in order to purchase or carry shares in the Fund which corresponds to the portion of total Fund distributions (excluding capital gains dividends) that are exempt interest dividends is not deductible by the shareholder. Exempt interest dividends attributable to interest received on certain "private activity bonds" or industrial development bonds will not be tax exempt to any shareholders who are "substantial users" (or persons related to "substantial users") of the facilities financed by such bonds.

    Part or all of any interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of Tax Free Reserves is not deductible for federal income tax purposes. Further, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by certain private activity obligations and industrial development bonds should consult their tax advisers before purchasing shares of Tax Free Reserves. "Substantial user" is generally a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of industrial development bonds or private activity obligations.

    The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as retirement plans, tax-exempt entities, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local and, when applicable, foreign tax consequences of investing in a Fund.

                       PORTFOLIO SECURITY TRANSACTIONS

    Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing dealer firm, are made by an Adviser. An Adviser is also responsible for the execution of transactions for all other accounts managed by it.

    The Advisers place the portfolio security transactions of Tax Free Reserves and the Portfolio and of certain other accounts managed by them for execution with many dealer firms. Each Adviser uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, an Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the commission or spread, if any. Money market instruments are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers and banks acting for their own accounts rather than as brokers and such instruments may also be acquired directly from the issuers. Tax Free Reserves may also purchase municipal obligations from underwriters, the cost of which may include undisclosed fees and concessions to the underwriters. While it is anticipated that Tax Free Reserves or the Portfolio will not pay significant brokerage commissions in connection with such portfolio security transactions, on occasion it may be necessary or appropriate to purchase or sell a security through a broker on an agency basis, in which case a brokerage commission will be incurred. Although spreads or commissions paid on portfolio security transactions will, in the judgment of the relevant Adviser, be reasonable in relation to the value of the services provided, spreads or commissions exceeding those which another firm might charge may be paid to firms who were selected to execute transactions on behalf of Tax Free Reserves or the Portfolio and an Adviser's other clients for providing brokerage and research services to the Adviser.

    As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the relevant Adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of either that particular transaction or on the basis of overall responsibilities which the Adviser and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, the Adviser will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the compensation should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

    It is a common practice of the investment advisory industry for the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, each Adviser receives Research Services from many broker-dealer firms with which that Adviser places portfolio transactions and from third parties with which these broker-dealers have arrangements. These Research Services include such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, proxy voting data and analysis services, technical analysis of various aspects of the securities markets and recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by an Adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to an Adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by Tax Free Reserves or the Portfolio is not reduced because its Adviser receives such Research Services. An Adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient commissions to such firms to ensure the continued receipt of Research Services which the Adviser believes are useful or of value to it in rendering investment advisory services to its clients.

    The Funds and Eaton Vance may also receive Research Services from underwriters and dealers in fixed price offerings, which Research Services are reviewed and evaluated by Eaton Vance in connection with its investment responsibilities. The investment companies sponsored by Eaton Vance or BMR may allocate brokerage commissions to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including Eaton Vance, to such companies. Such companies may also pay cash for such information.

    Subject to the requirement that an Adviser shall use its best efforts to seek to execute portfolio security transactions at advantageous prices and at reasonably competitive spreads or commission rates, an Adviser is authorized to consider as a factor in the selection of any broker-dealer firm with whom portfolio orders may be placed the fact that such firm has sold or is selling shares of the Funds or of other investment companies sponsored by Eaton Vance. This policy is not inconsistent with a rule of the National Association of Securities Dealers, Inc. (the "NASD"), which rule provides that no firm which is a member of the NASD shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.

    Municipal obligations considered as investments for Tax Free Reserves and securities considered as investments for Tax Free Reserves or the Portfolio may also be appropriate for other investment accounts managed by an Adviser or its affiliates. Whenever decisions are made to buy or sell securities for Tax Free Reserves or the Portfolio and one or more of such other accounts simultaneously, the Adviser will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where Tax Free Reserves or the Portfolio will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the Adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to Tax Free Reserves and the Portfolio from time to time, it is the opinion of the Trustees of the Trust and the Portfolio that the benefits from the Adviser's organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

    During the fiscal year ended December 31, 1998, the purchases and sales of portfolio investments were with the issuer or with major dealers in money market instruments acting as principal. The cost of securities purchased from underwriters includes a disclosed, fixed underwriting commission or concession, and the prices for which securities are purchased from and sold to dealers usually include an undisclosed dealer mark-up or mark-down. For the fiscal years ended December 31, 1998, 1997 and 1996 Tax Free Reserves and the Portfolio paid no brokerage commissions on portfolio security transactions.

                             FINANCIAL STATEMENTS

    The audited financial statements of, and the report of independent accountants for, the Funds and the Portfolio appear in each Fund's most recent annual report to shareholders, which are incorporated by reference into this SAI. A copy of each Fund's annual report accompanies this SAI. Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.


    Registrant incorporates by reference the audited financial information for the Funds and the Portfolio listed below for the fiscal year ended December 31, 1998, as previously filed electronically with the Commission:

                       Eaton Vance Cash Management Fund
                        Eaton Vance Liquid Assets Fund
                        Eaton Vance Money Market Fund
                          Cash Management Portfolio
                     (Accession No. 0000950109-99-000725)

                        Eaton Vance Tax Free Reserves
                     (Accession No. 0000950109-99-000722)

                    APPENDIX A: FUND SPECIFIC INFORMATION

                              FEES AND EXPENSES


DISTRIBUTION PLAN -- LIQUID ASSETS FUND
    During the fiscal year ended December 31, 1998, the Principal Underwriter received approximately $24,000 in CDSCs imposed on early redeeming shareholders. These CDSC payments reduced uncovered distribution charges under the Plan. As at December 31, 1998, the outstanding uncovered distribution charges of the Principal Underwriter calculated under the Plan amounted to approximately $2,367,000 (which amount was equivalent to 29.7% of the Fund's net assets on such day). For the fiscal year ended December 31, 1998, the Fund made service fee payments under the Plan aggregating $27,508, of which $27,082 was paid to investment dealers and the balance of which was retained by the Principal Underwriter.

ADMINISTRATOR -- MONEY MARKET FUND
    As stated under "Investment Advisory and Administrative Services" in this SAI, the Administrator currently receives no compensation for providing administrative services to the Fund. For the fiscal years ended December 31,
1998, 1997 and 1996,   $11,429, $22,883 and $8,579, respectively, of expenses
related to the operation of the Fund were allocated to the Administrator.

DISTRIBUTION PLAN -- MONEY MARKET FUND
    During the fiscal year ended December 31, 1998, the Principal Underwriter paid to investment dealers sales commissions of $369,492, on sales of shares of the Fund. During the same period, the Fund made sales commission payments under the Plan to the Principal Underwriter aggregating $207,037 and the Principal Underwriter received approximately $268,000 in CDSCs imposed on early redeeming shareholders. These sales commissions and CDSC payments reduced uncovered distribution charges under the Plan. As at December 31, 1998, the outstanding uncovered distribution charges of the Principal Underwriter calculated under the Plan amounted to approximately $4,943,000 (which amount was equivalent to 14.4% of the Fund's net assets on such day). For the fiscal year ended December 31, 1998, the Fund made service fee payments under the Plan aggregating $24,322, of which $23,781 was paid to investment dealers and the balance of which was paid to the Principal Underwriter.

PRINCIPAL UNDERWRITER -- MONEY MARKET FUND
    The Fund has authorized the Principal Underwriter to act as its agent in repurchasing shares at the rate of $2.50 for each repurchase transaction handled by the Principal Underwriter. For the fiscal year ended December 31, 1998, the Fund paid the Principal Underwriter $1,335 for repurchase transactions handled by the Principal Underwriter.


SALES INCENTIVES -- TAX FREE RESERVES. Eaton Vance, the Fund's Adviser, makes quarterly distribution assistance payments to selected broker/dealer firms or institutions who were instrumental in the acquisition of shareholders for the Fund, or who performed services with respect to shareholder accounts. Payments by Eaton Vance are made with respect to accounts aggregating at least $1,000,000 in size only and determined and paid in arrears by applying a rate of up to 2/10 of 1% per annum on the aggregate average net asset value of the excess over $1,000,000 in such accounts during the preceding quarter. The exact rate per annum used in calculating such payments, the minimum aggregate net asset value required for eligibility for such payments, and the factors in selecting the broker/dealer firms or institutions to whom they will be made will be determined from time to time by Eaton Vance. Such payments are made by Eaton Vance and not the Fund, and do not constitute a distribution plan subject to Rule 12b-1 under the 1940 Act.


             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

        CASH FUND. As of April 1, 1999, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of April 1, 1999, Saturn & Co., a nominee of Investors Bank & Trust Company, was the record owner of approximately 40.7% of the outstanding shares of the Fund, which it held on behalf of its custody and trust clients. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.

LIQUID ASSETS FUND. As of April 1, 1999, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of April 1, 1999, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL was the record owner of approximately 11.7% of the outstanding shares of the Fund, which it held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. In addition, as of the same date, Inbae Yoon & Kyung Joo Yoon JTWROS, Phoenix, MD, owned beneficially and of record 11.1% of shares of the Fund. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.

MONEY MARKET FUND. As of April 1, 1999, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. To the knowledge of the Trust, no person owned of record or beneficially 5% of more of the Fund's outstanding shares as of such date.

TAX FREE RESERVES. As at April 1, 1999, the Trustees and officers of the Fund, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of April 1, 1999, Saturn & Co., a nominee of Investors Bank & Trust Company, was the record owner of approximately 49.7% of the outstanding shares of the Fund, which it held on behalf of its custody and trust clients. In addition, as of the same date, the following shareholders held of record the percentage of outstanding shares of the Fund indicated after their names:
James Campisi, c/o The Newport Group, Heathrow, FL (23.7%) and Peter S. Cahill TTEE Peter S. Cahill Revocable Trust U/A DTD 8/4/94, c/o The Newport Group, Heathrow, FL (11.4%). To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.

                             APPENDIX B: RATINGS

                       MOODY'S INVESTORS SERVICE, INC.
                   DESCRIPTION OF RATINGS OF CORPORATE DEBT

MOODY'S SHORT-TERM DEBT RATINGS
    Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

    Moody's employs three designations, all judged to be investment grade, to indicate the relative repayment ability of issuers. The two highest designations are as follows:

    PRIME-1 -- Issuers (or supporting institutions) rated Prime-1 or (P-1) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

    o Leading market positions in well-established industries.
    o High rates of return on funds employed.
    o Conservative capitalization structure with moderate reliance on debt and ample asset protection.
    o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
    o Well-established access to a range of financial markets and assured sources of alternate liquidity.

    PRIME-2 -- Issuers (or supporting institutions) rated Prime-2 or (P-2) have a strong ability for repayment of senior short-term obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

MOODY'S BOND RATINGS (INCLUDING TAX-EXEMPT BONDS)
    AAA -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

MOODY'S RATINGS OF TAX-EXEMPT NOTES
    RATINGS: Moody's rating for state and municipal short term obligations will be designated Moody's Investment Grade or (MIG). Such rating recognizes the differences between short term credit risk and long term risk. Factors affecting the liquidity of the borrower and short term cyclical elements are critical in short term ratings, while other factors of major importance in bond risk, long term secular trends for example, may be less important over the short run.

    A short term rating may also be assigned on an issue having a demand feature, variable rate demand obligation (VRDO). Such ratings will be designated as VMIG SG or if the demand feature is not rated, NR. A short term rating on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

                       STANDARD & POOR'S RATINGS GROUP
                   DESCRIPTION OF RATINGS OF CORPORATE DEBT

S&P'S COMMERCIAL PAPER RATLNGS
    A Standard & Poor's Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

    Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. The two highest rating categories are as follows:

    'A-1' This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to Possess extremely strong safety characteristics are denoted with a plus sign ( + ) designation.

    'A-2' Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

S&P'S CORPORATE DEBT RATINGS (INCLUDING TAX-EXEMPT BONDS)
    AAA -- Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

    AA -- Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

NOTE RATING SYMBOLS ARE AS FOLLOWS:
    SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign (+) designation.

                       DUFF & PHELPS CREDIT RATING CO.
                   DESCRIPTION OF RATINGS OF CORPORATE DEBT

DUFF & PHELPS COMMERCLAL PAPER RATLNGS
    Duff & Phelps' commercial paper ratings are consistent with the short-term rating criteria utilized by money market participants. The ratings, in effect, apply to all obligations with maturities (when issued) or under one year.

    The distinguishing feature of Duff & Phelps' commercial paper ratings is the refinement of the traditional "1" category. The majority of commercial paper issuers carry the highest short-term rating yet significant quality differences within that tier do exist. As a consequence, Duff & Phelps has incorporated gradations of "1+ " (one plus) and "1-" (one minus), to assist investors in recognizing those differences. The Duff 2 and Duff 3 categories have not been similarly refined but could be at some later date.

CATEGORY 1: TOP GRADE
    DUFF 1+ -- Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

    DUFF 1 -- Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

    DUFF 1- -- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

CATEGORY 2: GOOD GRADE
    DUFF 2 -- Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing internal funds needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

DUFF & PHELPS' BOND RATINGS
    AAA -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

    AA+ AA AA -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.


                                  FITCH IBCA
                   DESCRIPTION OF RATINGS OF CORPORATE DEBT


FITCH'S SHORT-TERM DEBT RATINGS
    Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

    The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

    Fitch short-term ratings are as follows:

    F-1+ -- Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

    F-1 -- Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated 'F-1+'.

    F-2 -- Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned 'F-1+' and 'F-1' ratings.

FITCH'S INVESTMENT GRADE BOND RATINGS
    AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

    AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future development, short-term debt of these issuers is generally rated 'F-1+'.

    PLUS (+) OR MINUS (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category,

    NR: Indicates that Fitch does not rate the specific issue.

    CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

TAX-EXEMPT INVESTMENT NOTE RATINGS
    The ratings on tax-exempt notes, with maturities generally up to three years, reflect Fitch's current appraisal of the degree of assurance of timely payment, whatever the source.

    FIN-1: Notes regarded as having the strongest degree of assurance for timely payment.

    PLUS (+): Plus signs may be used in the 'FIN-1' category to indicate relative standing. The note ratings will usually correspond with bond ratings, although certain security enhancements or market access may mean that notes will not track bonds.

DEMAND BOND OR NOTE RATINGS
    Certain demand securities empower the holder at his option to require the issuer, usually through a remarketing agent, to repurchase the security upon notice at par with accrued interest. This is also referred to as a put option. The ratings of the demand provision may be changed or withdrawn at any time if, in Fitch's judgment, changing circumstances warrant such action. Fitch demand provision ratings carry the same symbols and related definitions as its short-term ratings.

                                    PART B
        INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                                                        STATEMENT OF
                                                        ADDITIONAL INFORMATION
                                                        May 1, 1999
                       EATON VANCE MUNICIPAL BOND FUND


                               255 State Street
                         Boston, Massachusetts 02109
                                (800) 225-6265


    This Statement of Additional Information ("SAI") provides general information about the Fund. The Fund is a series of Eaton Vance Mutual Funds Trust. Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the prospectus. This SAI contains additional information about:


                                                                          Page
    Strategies and Risks ............................................       2
    Investment Restrictions .........................................       7
    Management and Organization .....................................       8
    Investment Advisory Services ....................................      11
    Other Service Providers .........................................      12
    Purchasing and Redeeming Shares .................................      13
    Sales Charges ...................................................      14
    Performance .....................................................      17
    Taxes ...........................................................      19
    Portfolio Security Transactions .................................      21
    Financial Statements ............................................      23


Appendices:
    A: Class A Fees, Performance and Ownership ......................     a-1
    B: Class B Fees, Performance and Ownership ......................     b-1
    C: Class I Fees, Performance and Ownership ......................     c-1
    D: Tax Equivalent Yield Table ...................................     d-1
    E: Ratings ......................................................     e-1

    THIS IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE FUND'S PROSPECTUS DATED MAY 1, 1999, AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS SAI SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS, WHICH MAY BE OBTAINED BY CALLING 1-800-225-6265.

                             STRATEGIES AND RISKS

MUNICIPAL BONDS. Municipal bonds are issued to obtain funds for various public and private purposes. Such obligations include bonds as well as tax-exempt commercial paper, project notes and municipal notes such as tax, revenue and bond anticipation notes of short maturity, generally less than three years. In general, there are three categories of municipal obligations, the interest of which is exempt from all types of federal income taxes applicable to individuals: (i) certain "public purpose" obligations (whenever issued), which include obligations issued directly by state and local governments or their agencies to fulfill essential governmental functions; (ii) certain obligations issued before August 8, 1986 for the benefit of non-governmental persons or entities; and (iii) certain "private activity bonds" issued after August 7, 1986 which include "qualified Section 501(c)(3) bonds" or refundings of certain obligations included in the second category. In assessing the federal income tax treatment of interest on any municipal bond, the Fund will generally rely on an opinion of counsel (when available) obtained by the issuer and will not undertake any independent verification of the basis for the opinion. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds.


    Any recognized gain or income attributable to market discount on long-term tax-exempt municipal obligations (i.e., obligations with a term of more than one year) purchased in the secondary market after April 30, 1993 other than, in general, at their original issue is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if purchased at its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.


    Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate and amount.

    The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water, sewer and solid waste disposal systems; highways, bridges and tunnels; port, airport and parking facilities; transportation systems; housing facilities; colleges and universities and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without legal obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue obligations issued by a state or local authority for capital projects are normally secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations. Such payments are usually subject to annual appropriations by the state or locality.

    Industrial development and pollution control bonds, although nominally issued by municipal authorities, are in most cases revenue bonds and are generally not secured by the taxing power of the municipality, but are usually secured by the revenues derived by the authority from payments by the industrial user or users.

    The Fund may on occasion acquire revenue bonds which carry warrants or similar rights covering equity securities. Such warrants or rights may be held indefinitely, but if exercised, the Fund anticipates that it would, under normal circumstances, dispose of any equity securities so acquired within a reasonable period of time.

    While most municipal bonds pay a fixed rate of interest semi-annually in cash, there are exceptions. Some bonds pay no periodic cash interest, but rather make a single payment at maturity representing both principal and interest. Bonds may be issued or subsequently offered with interest coupons materially greater or less than those then prevailing, with price adjustments reflecting such deviation.

    The obligations of any person or entity to pay the principal of and interest on a municipal obligation, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due principal of and interest on its or their municipal bonds may be materially affected. There have been recent instances of defaults and bankruptcies involving municipal obligations which were not foreseen by the financial and investment communities. The Fund will also take whatever action as it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any municipal obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons and firms (including affiliates of the Investment Adviser) to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by the Fund as a result of any such event and the Fund may also manage (or engage other persons to manage) or otherwise deal with any real estate, facilities or other assets so acquired. The Fund anticipates that real estate consulting and management services may be required with respect to properties securing various municipal bonds in its portfolio or subsequently acquired by the Fund. The Fund will incur additional expenditures in taking protective action with respect to portfolio obligations in default and assets securing such obligations.

    The yields on municipal bonds are dependent on a variety of factors, including purpose of issue and source of funds for repayment, general money market conditions, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal bonds which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while bonds of the same maturity and coupon with different ratings may have the same yield. In addition, the market price of municipal bonds will normally fluctuate with changes in interest rates, and therefore the net asset value of the Fund's shares will be affected by such changes.

ISSUER CONCENTRATION. The Fund will invest at least 65% of total assets in municipal obligations and may invest 25% or more of its total assets in municipal obligations whose issuers are located in the same state or in municipal obligations of the same type. There could be economic, business or political developments which might affect all municipal obligations of a similar type. In particular, investments in the industrial revenue bonds might involve (without limitation) the following risks.

    Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. Among the influences affecting a hospital's gross receipts and net income available to service its debt are demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding and possible federal legislation limiting the rates of increase of hospital charges.

    Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by safety and environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices and in achieving timely and adequate rate relief from regulatory commissions, effect of energy conservation and limitations on the capacity of the capital market to absorb utility debt.

    Bonds to finance life care facilities are normally secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues sufficient to meet debt service payments. Moreover, since a portion of housing, medical care and other services may be financed by an initial deposit, it is important that the facility maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures is an important factor in this process. The facilities may also be affected adversely by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector.

MUNICIPAL LEASES. The Fund may invest in municipal leases and participations therein, which arrangements frequently involve special risks. Municipal leases are obligations in the form of a lease or installment purchase arrangement which is issued by state or local governments to acquire equipment and facilities. Interest income from such obligations is generally exempt from local and state taxes in the state of issuance. "Participations" in such leases are undivided interests in a portion of the total obligation. Participations entitle their holders to receive a pro rata share of all payments under the lease. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer will not otherwise be willing or able to meet its obligation.

    Certain municipal lease obligations owned by the Fund may be deemed illiquid for the purpose of the Fund's 15% limitation on investments in illiquid securities, unless determined by the investment adviser, pursuant to guidelines adopted by the Trustees of the Trust, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations, the investment adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the investment adviser will consider factors unique to particular lease obligations affecting the marketability thereof. These include the general creditworthiness of the municipality, the importance of the property covered by the lease to the municipality, and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund. In the event the Fund acquires an unrated municipal lease obligation, the investment adviser will be responsible for determining the credit quality of such obligation on an on-going basis, including an assessment of the likelihood that the lease may or may not be cancelled.

ZERO COUPON BONDS. Zero coupon bonds are debt obligations which do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.

INSURANCE. Insured municipal obligations held by the Fund (if any) will be insured as to their scheduled payment of principal and interest under either
(i) an insurance policy obtained by the issuer or underwriter of the obligation at the time of its original issuance or (ii) an insurance policy obtained by the Fund or a third party subsequent to the obligation's original issuance (which may not be reflected in the obligation's market value. In either event, such insurance may provide that in the event of non-payment of interest or principal when due with respect to an insured obligation, the insurer is not required to make such payment until a specified time has lapsed (which may be 30 days or more after notice).

CREDIT QUALITY. While municipal obligations rated investment grade or below and comparable unrated municipal obligations may have some quality and protective characteristics, these characteristics can be expected to be offset or outweighed by uncertainties or major risk exposures to adverse conditions. Lower rated and comparable unrated municipal obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to greater price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated municipal obligations are also more likely to react to real or perceived developments affecting market and credit risk than are more highly rated obligations, which react primarily to movements in the general level of interest rates.

    Municipal obligations held by the Fund which are rated below investment grade but which, subsequent to the assignment of such rating, are backed by escrow accounts containing U.S. Government obligations may be determined by the investment adviser to be of investment grade quality for purposes of the Fund's investment policies. The Fund may retain in its portfolio an obligation whose rating drops after its acquisition, including defaulted obligations, if such retention is considered desirable by the investment adviser; provided, however, that holdings of obligations rated below Baa or BBB will be less than 35% of net assets. In the event the rating of an obligation held by the Fund is downgraded, causing the Fund to exceed this limitation, the investment adviser will (in an orderly fashion within a reasonable period of time) dispose of such obligations as it deems necessary in order to comply with the Fund's credit quality limitations. In the case of a defaulted obligation, the Fund may incur additional expense seeking recovery of its investment. See "Portfolio of Investments" in the "Financial Statements" incorporated by reference into this SAI with respect to any defaulted obligations held by the Fund.

    The investment adviser seeks to minimize the risks of investing in below investment grade securities through professional investment analysis and attention to current developments in interest rates and economic conditions. When the Fund invests in lower rated or unrated municipal obligations, the achievement of the Fund's goals is more dependent on the investment adviser's ability than would be the case if the Fund were investing in municipal obligations in the higher rating categories. In evaluating the credit quality of a particular issue, whether rated or unrated, the investment adviser will normally take into consideration, among other things, the financial resources of the issuer (or, as appropriate, of the underlying source of funds for debt service), its sensitivity to economic conditions and trends, any operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters. The investment adviser will attempt to reduce the risks of investing in the lowest investment grade, below investment grade and comparable unrated obligations through active portfolio management, credit analysis and attention to current developments and trends in the economy and the financial markets.


PORTFOLIO TURNOVER. The Fund may sell (and later purchase) securities in anticipation of a market decline (a rise in interest rates) or purchase (and later sell) securities in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of municipal obligations or changes in the investment objectives of investors. Such trading may be expected to increase the portfolio turnover rate, which may increase capital gains and the expenses incurred in connection with such trading. The Fund cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual portfolio turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less). A 100% annual turnover rate could occur, for example, if all the securities held by the Fund were replaced once in a period of one year. A high turnover rate (100% or more) necessarily involves greater expenses to the Fund.

WHEN-ISSUED SECURITIES. New issues of municipal obligations are sometimes offered on a "when-issued" basis, that is, delivery and payment for the securities normally taking place within a specified number of days after the date of the Fund's commitment and are subject to certain conditions such as the issuance of satisfactory legal opinions. The Fund may also purchase securities on a when-issued basis pursuant to refunding contracts in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts generally require the issuer to sell and the Fund to buy such securities on a settlement date that could be several months or several years in the future. The Fund may also purchase instruments that give the Fund the option to purchase a municipal obligation when and if issued.


    The Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but may sell such securities before the settlement date if it is deemed advisable as a matter of investment strategy. The payment obligation and the interest rate that will be received on the securities are fixed at the time the Fund enters into the purchase commitment. When the Fund commits to purchase a security on a when-issued basis it records the transaction and reflects the value of the security in determining its net asset value. Securities purchased on a when-issued basis and the securities held by the Fund are subject to changes in value, based upon the perception of the creditworthiness of the issuer and changes in the level of interest rates (i.e., appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent that the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be greater fluctuations in the Fund's net asset value than if it solely set aside cash to pay for when-issued securities.

VARIABLE RATE OBLIGATIONS. The Fund may purchase variable rate obligations. Variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semi-annually, etc.). The revised rates are usually set at the issuer's discretion in which case the investor normally enjoys the right to "put" the security back to the issuer or his agent. Rate revisions may alternatively be determined by formula or in some other contractual fashion. Variable rate obligations normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest and which are frequently secured by letters of credit or other support arrangements provided by banks. To the extent that such letters of credit or other arrangements constitute an unconditional guarantee of the issuer's obligations, a bank may be treated as the issuer of a security for the purposes of complying with the diversification requirements set forth in
Section 5(b) of the 1940 Act and Rule 5b-2 thereunder. The Fund would anticipate using these bonds as cash equivalents pending longer term investment of its funds.

REDEMPTION, DEMAND AND PUT FEATURES AND PUT OPTIONS. Issuers of municipal obligations reserve the right to call (redeem) the bond. If an issuer redeems securities held by the Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed. Also, some bonds may have "put" or "demand" features that allow early redemption by the bondholder. Longer term fixed-rate bonds may give the holder a right to request redemption at certain times (often annually after the lapse of an intermediate term). These bonds are more defensive than conventional long term bonds (protecting to some degree against a rise in interest rates) while providing greater opportunity than comparable intermediate term bonds, because the Fund may retain the bond if interest rates decline. By acquiring these kinds of obligations the Fund obtains the contractual right to require the issuer of the security or some other person (other than a broker or dealer) to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement with the seller or some other person. Because this right is assignable with the security, which is readily marketable and valued in the customary manner, the Fund will not assign any separate value to such right.

LIQUIDITY AND PROTECTIVE PUT OPTIONS. The Fund may also enter into a separate agreement with the seller of the security or some other person granting the Fund the right to put the security to the seller thereof or some other person at an agreed upon price. The Fund intends to limit this type of transaction to institutions (such as banks or securities dealers) which the Investment Adviser believes present minimum credit risks, and would engage in this type of transaction to facilitate portfolio liquidity or (if the seller so agrees) to hedge against rising interest rates. There is no assurance that this kind of put option will be available to the Fund or that selling institutions will be willing to permit the Fund to exercise a put to hedge against rising interest rates. A separate put option may not be marketable or otherwise assignable, and sale of the security to a third party or lapse of time with the put unexercised may terminate the right to exercise the put. The Fund does not expect to assign any value to any separate put option which may be acquired to facilitate portfolio liquidity, inasmuch as the value (if any) of the put will be reflected in the value assigned to the associated security; any put acquired for hedging purposes would be valued in good faith under methods or procedures established by or under the direction of the Trustees of the Trust after consideration of all relevant factors, including its expiration date, the price volatility of the associated security, the difference between the market price of the associated security and the exercise price of the put, the creditworthiness of the issuer of the put and the market prices of comparable put options. Interest income generated by certain bonds having put features may not qualify as tax-exempt interest.

ILLIQUID OBLIGATIONS. At times, a substantial portion of the Fund's assets may be invested in securities as to which the Fund, by itself or together with other accounts managed by the investment adviser and its affiliates, holds a major portion or all of such securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when the investment adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value.

    The secondary market for some municipal obligations issued within a state (including issues which are privately placed with the Fund) is less liquid than that for taxable debt obligations or other more widely traded municipal obligations. The Fund will not invest in illiquid securities if more than 15% of its net assets would be invested in securities that are not readily marketable. No established resale market exists for certain of the municipal obligations in which the Fund may invest. The market for obligations rated below investment grade is also likely to be less liquid than the market for higher rated obligations. As a result, the Fund may be unable to dispose of these municipal obligations at times when it would otherwise wish to do so at the prices at which they are valued.

SECURITIES LENDING. The Fund may seek to increase its income by lending portfolio securities to broker-dealers or other institutional borrowers. Distributions by the Fund of any income realized by the Fund from securities loans will be taxable. If the management of the Fund decides to make securities loans, it is intended that the value of the securities loaned would not exceed 30% of the Fund's total assets. Securities lending involves risks of delay in recovery or even loss of rights on the securities loaned if the borrower fails financially. The Fund has no present intention of engaging in securities lending.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A change in the level of interest rates may affect the value of the securities held by the Fund (or of securities that the Fund expects to purchase). To hedge against changes in rates or as a substitute for the purchase of securities, the Fund may enter into (i) futures contracts for the purchase or sale of debt securities and
(ii) futures contracts on securities indices. All futures contracts entered into by the Fund are traded on exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant exchange. The Fund may purchase and write call and put options on futures contracts which are traded on a United States or foreign exchange or board of trade. The Fund will be required, in connection with transactions in futures contracts and the writing of options on futures, to make margin deposits, which will be held by the Fund's custodian for the benefit of the futures commission merchant through whom the Fund engages in such futures and options transactions.

    Some futures contracts and options thereon may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit transactions in an exchange-traded instrument, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.


    The Fund will engage in futures and related options transactions only for bona fide hedging purposes or non-hedging purposes as defined in or permitted by CFTC regulations. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. The Fund will engage in transactions in futures and related options contracts only to the extent such transactions are consistent with the requirements of the Code for maintaining qualification of the Fund as a regulated investment company for federal income tax purposes.


ASSET COVERAGE REQUIREMENTS. Transactions involving when-issued securities or futures contracts and options (other than options that the Fund has purchased) expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities or other options or futures contracts or (2) cash or liquid securities (such as readily marketable obligations and money market instruments) with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Fund will comply with Securities and Exchange Commission ("SEC") guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount. The securities in the segregated account will be marked to market daily.

    Assets used as cover or held in a segregated account with the Fund's custodian cannot be sold while the position requiring coverage or segregation is outstanding unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to segregated accounts or to cover could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


DIVERSIFIED STATUS. The Fund is a "diversified" series of an investment company under the 1940 Act. This means that with respect to 75% of its total assets (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government obligations) and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer (which generally is inapplicable because municipal debt obligations are not voting securities).

TEMPORARY INVESTMENTS. Under unusual market conditions, the Fund may invest temporarily in cash or cash equivalents. Cash equivalents are highly liquid, short-term securities such as commercial paper, certificates of deposit, short-term notes and short-term U.S. Government obligations.


                           INVESTMENT RESTRICTIONS

    The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this SAI means the lesser of (i) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting, or (ii) more than 50% of the outstanding shares of the Fund. Accordingly, the Fund may not:

        (1) With respect to 75% of its total assets, invest more than 5% of its total assets (taken at current value) in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

        (2) Borrow money or issue senior securities, except as permitted by the 1940 Act;

        (3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

        (4) Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933;

        (5) Purchase or sell real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate;

        (6) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities; or

        (7) Make loans to any person, except by (a) the acquisition of debt instruments and making portfolio investments, (b) entering into repurchase agreements, and (c) lending portfolio securities.

    The Fund has adopted the following investment policies which may be changed without shareholder approval. The Fund will not:

        (a) make short sales of securities or maintain a short position, unless at all times when a short sale position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short and unless not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time; or


        (b) invest more than 15% of its total net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purpose of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Trustees of the Trust, or their delegate, determine to be liquid. Any such determination by a delegate will be made pursuant to procedures adopted by the Board. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers became uninterested in purchasing such securities.


    The purchase of municipal bonds and temporary investments by the Fund in accordance with its investment objective, policies and limitations, which may include the purchase of non-publicly issued debt securities, shall be deemed to be permissible loan transactions.

    For the purpose of the Fund's investment restrictions, the identification of the "issuer" of a municipal bond which is not a general obligation bond is made by the Fund's investment adviser on the basis of the characteristics of the obligation and other relevant factors, the most significant of which is the source of funds committed to meeting interest and principal payments of such bond.


    Whenever an investment policy or investment restriction set forth in the prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset, or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund's acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances, other than a subsequent rating change made by a rating service, will not compel the Fund to dispose of such security or other asset. Where applicable and notwithstanding the foregoing, under normal market conditions the Fund must take actions necessary to comply with the policy of investing at least 65% of total assets in municipal obligations. Moreover, the Fund must always be in compliance with the limitation on investing in illiquid securities and the borrowing policies set forth above.


                         MANAGEMENT AND ORGANIZATION


        FUND MANAGEMENT. The Trustees of the Trust are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Unless otherwise noted, the business address of each Trustee and officer is 255 State Street, Boston, Massachusetts 02109. Those Trustees who are "interested persons" of the Trust, as defined in the 1940 Act, are indicated by an asterisk(*).

JESSICA M. BIBLIOWICZ (39), Trustee
Chief Executive Officer of National Financial Partners (a financial services company) (since April 1999). President and Chief Operating Officer of John A. Levin & Co. (a registered investment adviser) (July 1997 to April 1999) and a Director of Baker, Fentress & Company which owns John A. Levin & Co. (July 1997 to April 1999). Executive Vice President of Smith Barney Mutual Funds (from July 1994 to June 1997). Elected Trustee October 30, 1998. Trustee of various investment companies managed by Eaton Vance or BMR since October 30, 1998.
Address: 1301 Avenue of the Americas, New York, NY 10019

DONALD R. DWIGHT (68), Trustee
President of Dwight Partners, Inc. (a corporate relations and communications company). Trustee/Director of the Royce Funds (mutual funds). Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Clover Mill Lane, Lyme, New Hampshire 03768


JAMES B. HAWKES (57), President and Trustee*
Chairman, President and Chief Executive Officer of Eaton Vance, BMR and their corporate parent and trustee (EVC and EV); Director of EVC and EV. Trustee and officer of various investment companies managed by Eaton Vance or BMR.

SAMUEL L. HAYES, III (64), Trustee
Jacob H. Schiff Professor of Investment Banking, Emeritus, Harvard University
  Graduate School of Business Administration. Trustee of the Kobrick-Cendant Investment Trust (mutual funds). Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 345 Nahatan Road, Westwood, Massachusetts 02090

NORTON H. REAMER (63), Trustee
Chairman of the Board and Chief Executive Officer, United Asset Management
  Corporation (a holding company owning institutional investment management firms). Chairman, President and Director, UAM Funds (mutual funds). Trustee of various investment companies managed by Eaton Vance or BMR.
Address: One International Place, Boston, Massachusetts 02110

LYNN A. STOUT (41), Trustee
Professor of Law, Georgetown University Law Center. Elected Trustee October
  30, 1998. Trustee of various investment companies managed by Eaton Vance or BMR since October 30, 1998.
Address: 600 New Jersey Avenue, NW, Washington, DC 20001


JOHN L. THORNDIKE (72), Trustee
Former Director of Fiduciary Company Incorporated. Trustee of various investment companies managed by Eaton Vance or BMR. Mr. Thorndike will be retiring from the Board of Trustees in July, 1999.
Address: 175 Federal Street, Boston, Massachusetts 02110


JACK L. TREYNOR (69), Trustee
Investment Adviser and Consultant. Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 504 Via Almar, Palos Verdes Estates, California 90274

THOMAS J. FETTER (55), Vice President
Vice President of Eaton Vance, and BMR. Officer of various investment companies managed by Eaton Vance or BMR.

ROBERT B. MacINTOSH (42), Vice President
Vice President of Eaton Vance and BMR. Officer of various investment companies managed by Eaton Vance or BMR.

WILLIAM H. AHERN, JR. (39), Vice President
Vice President of BMR and Eaton Vance. Officer of various investment companies managed by Eaton Vance or BMR.

MICHAEL B. TERRY (56), Vice President
Vice President of BMR and Eaton Vance. Officer of various investment companies managed by Eaton Vance or BMR.

JAMES L. O'CONNOR (53), Treasurer
Vice President of Eaton Vance and BMR. Officer of various investment companies managed by Eaton Vance or BMR.

ALAN R. DYNNER (58), Secretary
Vice President and Chief Legal Officer of Eaton Vance, BMR and EVC since
  November 1, 1996. Previously, he was a Partner of the law firm of Kirkpatrick & Lockhart LLP, New York and Washington, D.C., and was Executive Vice President of Neuberger & Berman Management, Inc., a mutual fund management company. Officer of various investment companies managed by Eaton Vance or BMR.

JANET E. SANDERS (63), Assistant Treasurer and Assistant Secretary
Vice President of Eaton Vance and BMR. Officer of various investment companies managed by Eaton Vance or BMR.

A. JOHN MURPHY (36), Assistant Secretary
Vice President of BMR and Eaton Vance. Officer of various investment companies managed by Eaton Vance or BMR.

ERIC G. WOODBURY (41), Assistant Secretary
Vice President of Eaton Vance and BMR. Officer of various investment companies managed by Eaton Vance or BMR.


    The Nominating Committee of the Board of Trustees of the Trust is comprised of the Trustees (except for Mr. Thorndike) who are not "interested persons" as that term is defined under the 1940 Act ("noninterested Trustees"). The purpose of the Committee is to recommend to the Board nominees for the position of noninterested Trustee and to assure that at least a majority of the Board of Trustees are independent of Eaton Vance and its affiliates.

    Messrs. Hayes (Chairman), Dwight and Reamer and Ms. Stout are members of the Special Committee of the Board of Trustees of the Trust. The purpose of the Special Committee is to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to the Fund, including investment advisory, administrative, transfer agency, custodial and fund accounting and distribution services, and
(ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with the Fund or investors therein.

    Messrs. Treynor (Chairman) and Dwight and Ms. Bibliowicz are members of the Audit Committee of the Board of Trustees of the Trust. The Audit Committee's functions include making recommendations to the Trustees regarding the selection of the independent certified public accountants, and reviewing matters relative to trading and brokerage policies and practices, accounting and auditing practices and procedures, accounting records, internal accounting controls, and the functions performed by the custodian, transfer agent and dividend disbursing agent of the Trust.


    Trustees of the Trust who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees" Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by the Fund in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustees' Plan will have a negligible effect on the Fund's assets, liabilities, and net income per share, and will not obligate the Fund to retain the services of any Trustee or obligate the Fund to pay any particular level of compensation to the Trustee. The Trust does not have a retirement plan for its Trustees.

    The fees and expenses of the noninterested Trustees of the Trust are paid by the Fund (and the other series of the Trust). (The Trustees of the Trust who are members of the Eaton Vance organization receive no compensation from the Trust.) During the fiscal year ended December 31, 1998, the noninterested Trustees of the Trust earned the following compensation in their capacities as Trustees from the Trust and funds in the Eaton Vance fund complex:(1)


      SOURCE OF          JESSICA M.      DONALD R.       SAMUEL L.       NORTON H.        LYNN A.         JOHN L.         JACK L.
    COMPENSATION       BIBLIOWICZ(9)      DWIGHT        HAYES, III        REAMER         STOUT(9)       THORNDIKE        TREYNOR
    ------------       -------------      ------        ----------        ------         --------       ---------        -------
Trust(2) ............    $   685         $  6,954(3)     $  7,372(4)     $  6,927        $ 1,446         $  7,108       $  7,500(5)
Trust and Fund
  Complex ...........     33,334          160,000(6)      170,000(7)      160,000         32,842          160,000        170,000(8)

----------
(1) As of May 1, 1999, the Eaton Vance fund complex consists of 154 registered investment companies or series thereof.
(2) The Trust consisted of 16 Funds as of January 1, 1999.
(3) Includes $839 of deferred compensation.
(4) Includes $589 of deferred compensation.
(5) Includes $1,745 of deferred compensation.
(6) Includes $60,000 of deferred compensation.
(7) Includes $41,563 of deferred compensation.
(8) Includes $119,091 of deferred compensation.
(9) Ms. Bibliowicz and Ms. Stout were elected Trustees on October 30, 1998.


ORGANIZATION. On January 1, 1998, the Fund was reorganized as a series of the Trust, which is organized under Massachusetts law as a business trust and is operated as an open-end management investment company. Prior thereto, the Fund was a California Limited Partnership known as Eaton Vance Municipal Bond Fund L.P. The Fund commenced offering classes of shares on January 1, 1998, so information herein prior to such date is for the Fund before it became a multiple-class fund.

    The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series (such as the Fund). The Trustees of the Trust have divided the shares of the Fund into multiple classes. Each class represents an interest in the Fund, but is subject to different expenses, rights and privileges. The Trustees have the authority under the Declaration of Trust to create additional classes of shares with differing rights and privileges. When issued and outstanding, shares are fully paid and nonassessable by the Trust. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares of the Fund will be voted together except that only shareholders of a particular class may vote on matters affecting only that class. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders.

    As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholder's meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust's By-laws, the Trustees shall continue to hold office and may appoint successor Trustees.

    The Trust's Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust, the financial interests of which are affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes (such as reclassifying series or classes of shares or restructuring the Trust) as do not have a materially adverse effect on the financial interests of shareholders or if they deem it necessary to conform it to applicable federal or state laws or regulations. The Trust's By-laws provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any litigation or proceeding in which they may be involved because of their offices with the Trust. However, no indemnification will be provided to any Trustee or officer for any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The Trust or any series or class thereof may be terminated by: (1) the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders of the Trust or the appropriate series or class thereof, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Trust or a series or class thereof, provided, however, that, if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting securities of the Trust or a series or class thereof entitled to vote thereon shall be sufficient authorization; or (2) by means of an instrument in writing signed by a majority of the Trustees, to be followed by a written notice to shareholders stating that a majority of the Trustees has determined that the continuation of the Trust or a series or a class thereof is not in the best interest of the Trust, such series or class or of their respective shareholders.

    Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. Numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts, and management is not aware of an instance where such liability has been imposed. The Trust's Declaration of Trust contains an express disclaimer of liability on the part of the Fund shareholders and the Trust's By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. (The Declaration also contains provisions limiting the liability of a series or class to that series or class.) Moreover, the Trust's By-laws also provide for indemnification out of the property of the Fund of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. The assets of the Fund are readily marketable and will ordinarily substantially exceed its liabilities. In light of the nature of the Fund's business and the nature of its assets, management believes that the possibility of the Fund's liability exceeding its assets, and therefore the shareholder's risk of personal liability, is extremely remote.

                         INVESTMENT ADVISORY SERVICES

        INVESTMENT ADVISORY SERVICES. The Trust has engaged Eaton Vance to act as investment adviser to the Fund. As investment adviser to the Fund, Eaton Vance manages the Fund's investments, subject to the supervision of the Board of Trustees of the Trust. Eaton Vance is also responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal transactions and portfolio brokerage and the negotiation of commissions.

    Eaton Vance furnishes to the Fund investment research, advice and assistance, administrative services, office space, equipment and clerical personnel, and investment advisory, statistical and research facilities, and has arranged for certain members of the Eaton Vance organization to serve without salary as officers or Trustees of the Trust. The Fund is responsible for all expenses not expressly stated to be payable by Eaton Vance under the Investment Advisory Agreement, including, without limitation, the fees and expenses of its custodian and transfer agent, including those incurred for determining the Fund's net asset value and keeping its books; the cost of share certificates; membership dues in investment company organizations; brokerage commissions and fees; fees and expenses of registering its shares; expenses of reports to shareholders, proxy statements, and other expenses of shareholders' meetings; insurance premiums; printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; and compensation and expenses of Trustees not affiliated with Eaton Vance. The Fund will also bear expenses incurred in connection with litigation, proceedings and claims and any legal obligation of the Trust to indemnify its officers and Trustees with respect thereto, to the extent not covered by insurance.


    For a description of the compensation that the Fund pays Eaton Vance see the prospectus. As of December 31, 1998, the Fund had net assets of $148,184,229. For the fiscal years ended December 31, 1998, 1997 and 1996, Eaton Vance earned advisory fees of $567,054, $441,330 and $460,753, respectively.


    The Investment Advisory Agreement continues in effect from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Trust cast in person at a meeting specifically called for the purpose of voting on such approval and
(ii) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund. The Agreement may be terminated at any time without penalty on sixty days' written notice by the Board of Trustees of either party or by vote of the majority of the outstanding voting securities of the Fund, and will terminate automatically in the event of its assignment. The Agreement provides that Eaton Vance may render services to others. The Agreement also provides that Eaton Vance shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under that Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.


INFORMATION ABOUT EATON VANCE. Eaton Vance is a business trust organized under Massachusetts law. Eaton Vance, Inc. ("EV") serves as trustee of Eaton Vance. Eaton Vance and EV are wholly-owned subsidiaries of Eaton Vance Corporation ("EVC"), a Maryland corporation and publicly-held holding company. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are James B. Hawkes, Benjamin A. Rowland, Jr., John G.L. Cabot, John M. Nelson, Vincent M. O'Reilly and Ralph Z. Sorenson. All of the issued and outstanding shares of Eaton Vance are owned by EVC. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Messrs. Hawkes and Rowland, Alan R. Dynner, Thomas E. Faust, Jr., Thomas J. Fetter, Duncan W. Richardson, William M. Steul, and Wharton P. Whitaker (all of whom are officers of Eaton Vance). The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers, or officers and Directors of EVC and EV. As indicated under "Management and Organization," all of the officers of the Trust (as well as Mr. Hawkes who is also a Trustee) hold positions in the Eaton Vance organization.

EXPENSES. The Fund is responsible for all expenses not expressly stated to be payable by another party (such as the investment adviser under the Investment Advisory Agreement or the principal underwriter under the Distribution Agreement). In the case of expenses incurred by the Trust, the Fund is responsible for its pro rata share of those expenses. The only expenses of the Fund allocated to a particular class are those incurred under the Distribution or Service Plan applicable to that class and those resulting from the fee paid to the principal underwriter for repurchase transactions.


                           OTHER SERVICE PROVIDERS


PRINCIPAL UNDERWRITER. Eaton Vance Distributors, Inc. ("EVD"), 255 State Street, Boston, MA 02109, is the Fund's principal underwriter. The principal underwriter acts as principal in selling shares under a Distribution Agreement with the Trust. The expenses of printing copies of prospectuses used to offer shares and other selling literature and of advertising are borne by the principal underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under federal and state securities laws are borne by the Fund. The Distribution Agreement as it applies to Class A and Class I shares is renewable annually by the Board of Trustees of the Trust (including a majority of the noninterested Trustees), may be terminated on six months' notice by either party and is automatically terminated upon assignment. The Distribution Agreement as it applies to Class B shares is renewable annually by the Trust's Board of Trustees (including a majority of the noninterested Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or the Distribution Agreement), may be terminated on sixty days' notice either by such Trustees or by vote of a majority of the outstanding shares of the class or on six months' notice by the principal underwriter, and is automatically terminated upon assignment. The principal underwriter distributes shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold. The principal underwriter allows investment dealers discounts from the applicable public offering price which are alike for all investment dealers. See "Sales Charges." EVD is a wholly-owned subsidiary of EVC. Mr. Hawkes is a Vice President and Director and Messrs. Dynner and O'Connor are Vice Presidents of EVD.


CUSTODIAN. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, MA 02116, serves as custodian to the Fund. IBT has the custody of all cash and securities of the Fund, maintains the general ledger of the Fund and computes the daily net asset value of shares of the Fund. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Fund's investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Trust. IBT also provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the SEC. EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund and such banks.

INDEPENDENT ACCOUNTANTS. Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts, are the independent accountants of the Fund, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

TRANSFER AGENT. First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123, serves as transfer and dividend disbursing agent for the Fund.

                       PURCHASING AND REDEEMING SHARES

CALCULATION OF NET ASSET VALUE. The net asset value of the Fund is computed by IBT (as agent and custodian for the Fund) by subtracting the liabilities of the Fund from the value of its total assets. Inasmuch as the market for municipal obligations is a dealer market with no central trading location or continuous quotation system, it is not feasible to obtain last transation prices for most municipal obligations held by the Fund, and such obligations, including those purchased on a when-issued basis, will normally be valued on the basis of valuations furnished by a pricing service. The pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, various relationships between securities, and yield to maturity in determining value. Taxable obligations for which price quotations are readily available normally will be valued at the mean between the latest available bid and asked prices. Open futures positions on debt securities are valued at the most recent settlement prices, unless such price does not reflect the fair value of the contract, in which case the positions will be valued by or at the direction of the Trustees of the Trust. Other assets are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust. The Fund will be closed for business and will not price its shares on the following business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

ADDITIONAL INFORMATION ABOUT PURCHASES. Fund shares are continuously offered through investment dealers which have entered agreements with the principal underwriter. The public offering price is the net asset value next computed after receipt of the order, plus, in the case of Class A shares, a variable percentage (sales charge) depending upon the amount of purchase as indicated by the sales charge table set forth in the prospectus. The sales charge is divided between the principal underwriter and the investment dealer. The sales charge table is applicable to purchases of the Fund alone or in combination with purchases of certain other funds offered by the principal underwriter, made at a single time by (i) an individual, or an individual, his spouse and their children under the age of twenty-one, purchasing shares for his or their own account, and (ii) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account. The table is also presently applicable to (1) purchases of Class A shares pursuant to a written Statement of Intention; or (2) purchases of Class A shares pursuant to the Right of Accumulation and declared as such at the time of purchase. See "Sales Charges".

SUSPENSION OF SALES. The Trust may, in its absolute discretion, suspend, discontinue or limit the offering of one or more of its classes of shares at any time. In determining whether any such action should be taken, the Trust's management intends to consider all relevant factors, including (without limitation) the size of the Fund or class, the investment climate and market conditions, the volume of sales and redemptions of shares, and in the case of Class B shares, the amount of uncovered distribution charges of the principal underwriter. The Class B Distribution Plan may continue in effect and payments may be made under the Plan following any such suspension, discontinuance or limitation of the offering of shares; however, there is no contractual obligation to continue any Plan for any particular period of time. Suspension of the offering of shares would not, of course, affect a shareholder's ability to redeem shares.

ACQUIRING FUND SHARES IN EXCHANGE FOR SECURITIES. IBT, as escrow agent, will receive securities acceptable to Eaton Vance, as investment adviser, in exchange for Fund shares. The minumum value of securities (or securities and cash) accepted for deposit is $5,000. Securities accepted will be sold on the day of their receipt or as soon thereafter as possible. The number of Fund shares to be issued in exchange for securities will be the aggregate proceeds from the sale of such securities, divided by the applicable public offering price of Class A shares and Class I or net asset value of Class B shares on the day such proceeds are received. Eaton Vance will use reasonable efforts to obtain the then current market price for such securities but does not guarantee the best available price. Eaton Vance will absorb any transaction costs, such as commissions, on the sale of the securities. Securities determined to be acceptable should be transferred via book entry or physically delivered, in proper form for transfer, through an investment dealer, together with a completed and signed Letter of Transmittal in approved form (available from investment dealers). Investors who are contemplating an exchange of securities for shares, or their representatives, must contact Eaton Vance to determine whether the securities are acceptable before forwarding such securities. Eaton Vance reserves the right to reject any securities. Exchanging securities for shares may create a taxable gain or loss. Each investor should consult his or her tax adviser with respect to the particular federal, state and local tax consequences of exchanging securities.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS. The right to redeem shares of the Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the SEC, or during any emergency as determined by the SEC which makes it impracticable for the Fund to dispose of its securities or value its assets, or during any other period permitted by order of the SEC for the protection of investors.

    While normally payments will be made in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of the Fund, either totally or partially, by a distribution in kind of readily marketable securities withdrawn from the Fund's portfolio. The securities so distributed would be valued pursuant to the Fund's valuation procedures. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

    Due to the high cost of maintaining small accounts, the Trust reserves the right to redeem accounts with balances of less than $750. Prior to such a redemption, shareholders will be given 60 days' written notice to make an additional purchase. However, no such redemption would be required by the Trust if the cause of the low account balance was a reduction in the net asset value of shares. No CDSC will be imposed with respect to such involuntary redemptions.

SYSTEMATIC WITHDRAWAL PLAN. The transfer agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder based upon the value of the shares held. The checks will be drawn from share redemptions and hence, may require the recognition of taxable gain or loss. Income dividends and capital gains distributions in connection with withdrawal plan accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices. A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares. The shareholder, the transfer agent or the principal underwriter will be able to terminate the withdrawal plan at any time without penalty.

                                SALES CHARGES

DEALER COMMISSIONS. The principal underwriter may, from time to time, at its own expense, provide additional incentives to investment dealers which employ registered representatives who sell Fund shares and/or shares of other funds distributed by the principal underwriter. In some instances, such additional incentives may be offered only to certain investment dealers whose representatives sell or are expected to sell significant amounts of shares. In addition, the principal underwriter may from time to time increase or decrease the sales commissions payable to investment dealers. The principal underwriter may allow, upon notice to all investment dealers with whom it has agreements, discounts up to the full sales charge during the periods specified in the notice. During periods when the discount includes the full sales charge, such investment dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.


SALES CHARGE WAIVERS. Class A and Class I shares may be sold at net asset value to current and retired Directors and Trustees of Eaton Vance funds, including the Portfolio; to clients and current and retired officers and employees of Eaton Vance, its affiliates and other investment advisers of Eaton Vance sponsored funds; to officers and employees of IBT and the transfer agent; to persons associated with law firms, accounting firms and consulting firms providing services to Eaton Vance and the Eaton Vance funds; and to such persons' spouses, parents, siblings and children and their beneficial accounts. Such shares may also be issued at net asset value (1) in connection with the merger of an investment company or series thereof with the Fund, (2) to investors making an investment as part of a fixed fee program whereby an entity unaffiliated with the investment adviser provides multiple investment services, such as management, brokerage and custody, and (3) to investment advisors, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediary on the books and records of the broker or agent. Class A shares may also be sold at net asset value to registered representatives and employees of investment dealers and bank employees who refer customers to registered representatives of investment dealers; retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in
Section 401(a), 403(b) or 457 of the Internal Revenue Code of 1986, as amended (the "Code") and "rabbi trusts". Subject to the applicable provisions of the 1940 Act, the Trust may issue Class A shares at net asset value in the event that an investment company (whether a regulated or private investment company or a personal holding company) is merged or consolidated with or acquired by the Class. Normally no sales charges will be paid in connection with an exchange of Class A shares for the assets of such investment company. Class A and Class I shares may be sold at net asset value to any investment advisory, agency, custodial or trust account managed or administered by Eaton Vance or by any parent, subsidiary or other affiliate of Eaton Vance. Class A shares are offered at net asset value to the foregoing persons and in the foregoing situations because either (i) there is no sales effort involved in the sale of shares or (ii) the investor is paying a fee (other than the sales charge) to the investment dealer involved in the sale.


STATEMENT OF INTENTION. If it is anticipated that $25,000 or more of Class A shares and shares of other funds exchangeable for Class A shares of another Eaton Vance fund will be purchased within a 13-month period, a Statement of Intention should be signed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum. Shares held under Right of Accumulation (see below) as of the date of the Statement will be included toward the completion of the Statement. The Statement authorizes the transfer agent to hold in escrow sufficient shares (5% of the dollar amount specified in the Statement) which can be redeemed to make up any difference in sales charge on the amount intended to be invested and the amount actually invested. Execution of a Statement does not obligate the shareholder to purchase or the Fund to sell the full amount indicated in the Statement, and should the amount actually purchased during the 13-month period be more or less than that indicated on the Statement, price adjustments will be made. Any investor considering signing a Statement of Intention should read it carefully.

RIGHT OF ACCUMULATION. The applicable sales charge level for the purchase of Class A shares is calculated by taking the dollar amount of the current purchase and adding it to the value (calculated at the maximum current offering price) of the Class A shares the shareholder owns in his or her account(s) in the Fund, and shares of other funds exchangeable for Class A shares. The sales charge on the shares being purchased will then be at the rate applicable to the aggregate. Shares purchased (i) by an individual, his or her spouse and their children under the age of twenty-one, and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for the Right of Accumulation and if qualifying, the applicable sales charge level. For any such discount to be made available, at the time of purchase a purchaser or his or her investment dealer must provide the principal underwriter (in the case of a purchase made through an investment dealer) or the transfer agent (in the case of an investment made by mail) with sufficient information to permit verification that the purchase order qualifies for the accumulation privilege. Confirmation of the order is subject to such verification. The Right of Accumulation privilege may be amended or terminated at any time as to purchases occurring thereafter.

DISTRIBUTION AND SERVICE PLANS. The Trust has adopted a Service Plan (the "Class A Plan") for the Fund's Class A shares that is designed to meet the service fee requirements of the sales charge rule of the National Association of Securities Dealers, Inc. (the "NASD"). (Management believes service fee payments are not distribution expenses governed by Rule 12b-1 under the 1940 Act, but has chosen to have the Plan approved as if that Rule were applicable.) The Class A Plan provides that the Class A may make service fee payments for personal services and/or the maintenance of shareholder accounts to the principal underwriter, investment dealers and other persons in amounts not exceeding .25% of its average daily net assets for any fiscal year. For the service fees paid by Class A shares, see Appendix A.

    The Trust has also adopted a compensation-type Distribution Plan ("Class B Plan") pursuant to Rule 12b-1 under the 1940 Act for the Fund's Class B shares. The Class B Plan is designed to permit an investor to purchase shares through an investment dealer without incurring an initial sales charge and at the same time permit the principal underwriter to compensate investment dealers in connection therewith. The Class B Plan provides that the Fund will pay sales commissions and distribution fees to the principal underwriter only after and as a result of the sale of Class B shares of the Fund. On each sale of Fund shares (excluding reinvestment of distributions), the Fund will pay the principal underwriter amounts representing (i) sales commissions equal to 5% of the amount received by the Fund for each share sold and (ii) distribution fees calculated by applying the rate of 1% over the prime rate then reported in The Wall Street Journal to the outstanding balance of uncovered distribution charges (as described below) of the principal underwriter. To pay these amounts, Class B pays the principal underwriter a fee, accrued daily and paid monthly, at an annual rate not exceeding .75% of its average daily net assets to finance the distribution of its shares. Such fees compensate the principal underwriter for sales commissions paid by it to investment dealers on the sale of shares and for interest expenses. The principal underwriter uses its own funds to pay sales commissions (except on exchange transactions and reinvestments) to investment dealers at the time of sale equal to 4% of the purchase price of the shares sold by such dealers. CDSCs paid to the principal underwriter will be used to reduce amounts owed to it. The Class B Plan provides that the Fund will make no payments to the principal underwriter in respect of any day on which there are no outstanding uncovered distribution charges of the principal underwriter. CDSCs and accrued amounts will be paid by the Trust to the principal underwriter whenever there exist uncovered distribution charges. Because payments to the principal underwriter under the Plan are limited, uncovered distribution charges (sales commissions paid by the principal underwriter plus interest, less the above fees and CDSCs received by it) may exist indefinitely. For the sales commissions and CDSCs paid on (and uncovered distribution charges of) Class B shares, see Appendix B.

    In calculating daily the amount of uncovered distribution charges, distribution charges will include the aggregate amount of sales commissions and distribution fees theretofore paid plus the aggregate amount of sales commissions and distribution fees which the principal underwriter is entitled to be paid under the Plan since its inception. Payments theretofore paid or payable under the Class B Plan by the Trust to the principal underwriter and CDSCs theretofore paid or payable to the principal underwriter will be subtracted from such distribution charges; if the result of such subtraction is positive, a distribution fee (computed at 1% over the prime rate then reported in The Wall Street Journal) will be computed on such amount and added thereto, with the resulting sum constituting the amount of outstanding uncovered distribution charges with respect to such day. The amount of outstanding uncovered distribution charges of the principal underwriter calculated on any day does not constitute a liability recorded on the financial statements of the Fund.

    The amount of uncovered distribution charges of the principal underwriter at any particular time depends upon various changing factors, including the level and timing of sales of shares, the nature of such sales (i.e., whether they result from exchange transactions, reinvestments or from cash sales through investment dealers), the level and timing of redemptions of shares upon which a CDSC will be imposed, the level and timing of redemptions of shares upon which no CDSC will be imposed (including redemptions of shares pursuant to the exchange privilege which result in a reduction of uncovered distribution charges), changes in the level of the net assets of the Class, and changes in the interest rate used in the calculation of the distribution fee under the Class B Plan.

    The Class B Plan also authorizes the Class to make payments of service fees to the principal underwriter, investment dealers and other persons in amounts not exceeding .25% of its average daily net assets for personal services, and/or the maintenance of shareholder accounts. This fee is paid quarterly in arrears based on the value of Class B shares sold by such persons and remaining outstanding for at least twelve months. For the service fees paid by Class B shares, see Appendix B.

    Currently, payments of sales commissions and distribution fees and of service fees may equal 1% of the Class's average daily net assets per annum. The Trust believes that the combined rate of all these payments may be higher than the rate of payments made under distribution plans adopted by other investment companies pursuant to Rule 12b-1. Although the principal underwriter will use its own funds (which may be borrowed from banks) to pay sales commissions at the time of sale, it is anticipated that the Eaton Vance organization will profit by reason of the operation of the Class B Plan through an increase in the Fund's assets (thereby increasing the advisory fee payable to Eaton Vance by the Fund) resulting from sale of shares and through the amounts paid to the principal underwriter, including CDSCs, pursuant to the Plan. The Eaton Vance organization may be considered to have realized a profit under the Class B Plan if at any point in time the aggregate amounts theretofore received by the principal underwriter pursuant to the Class B Plan and from CDSCs have exceeded the total expenses theretofore incurred by such organization in distributing shares. Total expenses for this purpose will include an allocable portion of the overhead costs of such organization and its branch offices, which costs will include without limitation leasing expense, depreciation of building and equipment, utilities, communication and postage expense, compensation and benefits of personnel, travel and promotional expense, stationery and supplies, literature and sales aids, interest expense, data processing fees, consulting and temporary help costs, insurance, taxes other than income taxes, legal and auditing expense and other miscellaneous overhead items. Overhead is calculated and allocated for such purpose by the Eaton Vance organization in a manner deemed equitable to the Trust.

    The Class A and Class B Plans continue in effect from year to year so long as such continuance is approved at least annually by the vote of both a majority of (i) the noninterested Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Plan Trustees") and (ii) all of the Trustees then in office. Each Plan may be terminated at any time by vote of a majority of the Plan Trustees or by a vote of a majority of the outstanding voting securities of the applicable Class. Each Plan requires quarterly Trustee review of a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plans may not be amended to increase materially the payments described therein without approval of the shareholders of the affected Class and the Trustees. So long as a Plan is in effect, the selection and nomination of the noninterested Trustees shall be committed to the discretion of such Trustees. The Class A and Class B Plans were approved by the Trustees, including the Plan Trustees, on October 17, 1997.

    The Trustees of the Trust believe that each Plan will be a significant factor in the expected growth of each Fund's assets, and will result in increased investment flexibility and advantages which have benefitted and will continue to benefit the Fund and its shareholders. Payments for sales commissions and distribution fees made to the principal underwriter under the Class B Plan will compensate the principal underwriter for its services and expenses in distributing those classes of shares. Service fee payments made to the principal underwriter and investment dealers provide incentives to provide continuing personal services to investors and the maintenance of shareholder accounts. By providing incentives to the principal underwriter and investment dealers, each Plan is expected to result in the maintenance of, and possible future growth in, the assets of the Fund. Based on the foregoing and other relevant factors, the Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that each Plan will benefit the Fund and its shareholders.

                                 PERFORMANCE


    Average annual total return is determined separately for each Class of the Fund by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/ depreciation, and distributions paid and reinvested) for the stated period and annualizing the result. The calculation assumes (i) that all distributions are reinvested at net asset value on the reinvestment dates during the period,
(ii) the deduction of the maximum sales charge from the initial $1,000 purchase order for Class A shares, (iii) a complete redemption of the investment and, (iv) the deduction of any CDSC at the end of the period. The Fund may also publish total return figures for each class based on reduced sales charges or at net asset value. These returns would be lower if the full sales charge was imposed. For information concerning the total return of the Classes of the Fund, see Appendix A, Appendix B and Appendix C.


    Yield is computed separately for each Class of the Fund pursuant to a standardized formula by dividing net investment income per share earned during a recent thirty-day period by the maximum offering price (including the maximum initial sales charge for Class A shares) per share on the last day of the period and annualizing the resulting figure. Net investment income per share is calculated from the yields to maturity of all debt obligations in the Fund's portfolio based on the prescribed methods, reduced by accrued Fund and Class expenses for the period, with the resulting number being divided by the average daily number of Class shares outstanding and entitled to receive distributions during the period. This yield figure does not reflect the deduction of any CDSCs which (if applicable) are imposed on certain redemptions at the rates set forth under "Sales Charges" in the prospectus. Yield calculations assume the current maximum initial sales charge for Class A shares set forth under "Sales Charges" in the prospectus. (Actual yield may be affected by variations in sales charges on investments.) A taxable-equivalent yield is computed by dividing the tax-exempt yield by 1 minus a stated rate.


    The Fund's performance may be compared in publications to the performance of various indices and investments for which reliable data is available, and to averages, performance rankings and ratings, or other information prepared by recognized mutual fund statistical services. The Fund's performance may differ from that of other investors in the Portfolio, including other investment companies.

    The Trust (or principal underwriter) may provide investors with information on municipal bond investing, which may include comparative performance information, evaluations of Fund performance, charts and/or illustrations prepared by independent sources (such as Lipper, Inc., Wiesenberger, Morningstar, Inc., The Bond Buyer, the Federal Reserve Board or The Wall Street Journal). The Trust may also refer in investor publications to Tax Freedom Day, as computed by the Tax Foundation, Washington, DC 20005, to help illustrate the value of tax free investing, as well as other tax-related information. Information, charts and illustrations showing the effects of inflation and taxes (including their effects on the dollar and the return on various investments) and compounding earnings may also be included in advertisements and materials furnished to present and prospective investors.


    Information about the Fund's portfolio allocation and holdings at a particular date (including ratings assigned by independent ratings services such as Moody's, S&P and Fitch) may be included in advertisements and other material furnished to present and prospective shareholders. Such information may be stated as a percentage of the Fund's bond holdings on such date.

    Comparative information about the yield of the Fund and about average rates of return on certificates of deposit, bank money market deposit accounts, money market mutual funds and other short-term investments may also be included in advertisements, supplemental sales literature or communications of the Fund. Such information may also compare the taxable equivalent yield (or value) of the Fund to the after-tax yield (or value) of such other investment vehicles. A bank certificate of deposit, unlike mutual fund shares, pays a fixed rate of interest and entitles the depositor to receive the face amount of the certificate of deposit at maturity. A bank money market deposit account is a form of savings account which pays a variable rate of interest. Unlike the Fund's shares, bank certificates of deposit and bank money market deposit accounts are insured by the Federal Deposit Insurance Corporation. A money market mutual fund is designed to maintain a constant value of $1.00 per share and, thus, a money market fund's shares are subject to less price fluctuation than the Fund's shares.

    The average rates of return of money market mutual funds, certificates of deposit and bank money market deposit accounts referred to in advertisements, supplemental sales literature or communications of the Fund will be based on rates published by the Federal Reserve Bank, Donoghue's Money Fund Averages, RateGram or The Wall Street Journal.

    Information used in advertisements and in materials provided to present and prospective shareholders may include descriptions of Eaton Vance and other Fund service providers, their investment styles, other investment products, personnal and Fund distribution channels.

    Information used in advertisements and materials furnished to present and prospective investors may include statements or illustrations relating to the appropriateness of certain types of securities and/or mutual funds to meet specific financial goals. Such information may address:

        -- cost associated with aging parents;
        -- funding a college education (including its actual and estimated cost);
        -- health care expenses (including actual and projected expenses);
        -- long-term disabilities (including the availability of, and coverage provided by, disability insurance); and
        -- retirement (including the availability of social security benefits, the tax treatment of such benefits and statistics and other information relating to maintaining a particular standard of living and outliving existing assets).

    Such information may also address different methods for saving money and the results of such methods, as well as the benefits of investing in municipal bond funds. Such information may describe the following advantages of investing in a municipal bond mutual fund versus individual municipal bonds: regular monthly income; free reinvestment of distributions; potential for increased income; bond diversification; liquidity; low-cost easy access; and active management and in depth credit analysis by investment professionals. In addition, by investing in a municipal bond fund instead of individual bonds, an investor can avoid dealing with the complexities of the municipal bond market, while benefitting from the market access and lower transactions costs enjoyed by municipal bond funds.

    The Trust (or Principal Underwriter) may provide information about Eaton Vance, its affiliates and other investment advisers to the funds in the Eaton Vance Family of Funds in sales material or advertisements provided to investors or prospective investors. Such material or advertisements may also provide information on the use of investment professionals by such investors.

                                    TAXES


    Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund has elected to be treated and intends to qualify each year as a regulated investment company ("RIC") under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income (including tax-exempt income) and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and avoid paying any federal income or excise tax. The Fund so qualified for its fiscal year ended December 31, 1998.


    In order to avoid incurring a federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its ordinary income (not including tax-exempt income) for such year, at least 98% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by (i) any available capital loss carryforwards, and (ii) 100% of any income from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that the Fund qualifies as a RIC for federal income tax purposes, the Fund should not be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

    The Fund's investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be allocated daily and in order to enable the Fund to distribute its proportionate share of this income and avoid a tax payable by it, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold in order to generate cash for subsequent distribution to Fund shareholders.

    Investments in lower-rated or unrated securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto. The Code is not entirely clear regarding the federal income tax consequences of the Fund's taking certain positions in connection with ownership of such distressed securities. For example, the Code is unclear regarding: (i) when the Fund may cease to accrue interest, original issue discount, or market discount; (ii) when and to what extent deductions may be taken for bad debts or worthless securities; (iii) how payments received on obligations in default should be allocated between principal and income; and (iv) whether exchanges of debt obligations in a workout context are taxable.

    Distributions by the Fund of net tax-exempt interest income that are properly designated as "exempt-interest dividends" may be treated by shareholders as interest excludable from gross income under Section 103(a) of the Code. In order for the Fund to be entitled to pay tax-exempt interest income as exempt-interest dividends to its shareholders, the Fund must and intends to satisfy certain requirements, including the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations, the interest on which is exempt from regular federal income tax under Code Section 103(a). Shareholders of the Fund are required to report tax-exempt interest on their federal income tax returns.

    From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of municipal obligations, and it can be expected that similar proposals may be introduced in the future. Under federal tax legislation enacted in 1986, the federal income tax exemption for interest on certain municipal obligations was eliminated or restricted. As a result of such legislation, the availability of municipal obligations for investment by the Fund and the value of the securities held by the Fund may be affected.

    In the course of managing its investments, the Fund may realize some short-term and long-term capital gains (and/or losses) as a result of market transactions, including sales of portfolio securities and rights to when-issued securities and options and futures transactions. The Fund may also realize taxable income from certain short-term taxable obligations, securities loans, a portion of discount with respect to certain stripped municipal obligations or their stripped coupons and certain realized gains or income attributable to accrued market discount. Any distributions by the Fund of its share of such capital gains (after reduction by any capital loss carryforwards) or taxable income would be taxable to shareholders of the Fund. However, it is expected that such amounts, if any, would normally be insubstantial in relation to the tax exempt interest earned by the Fund. Certain distributions if declared in October, November or December and paid the following January may be taxed to shareholders as if received on December 31 of the year in which they are declared.


    The Fund's transactions in options and futures contracts will be subject to other special tax rules that may affect the amount, timing and character of Fund distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out on such day), and any resulting gain or loss will generally be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish the Fund's risk of loss with respect to other positions in its portfolio may constitute "straddles," which are subject to tax rules that may cause deferral of Fund losses, adjustments in the holding period of portfolio securities and conversion of short-term into long-term capital losses. The Fund may have to limit its activities in options and futures contracts in order to enable it to maintain its RIC status.

    Any loss realized upon the sale or exchange of shares of the Fund with a tax holding period of 6 months or less will be disallowed to the extent the shareholder has received tax-exempt interest with respect to such shares and, to the extent the loss exceeds the disallowed amount, will be treated as a long-term capital loss to the extent of any distribution treated as net long-term capital gains with respect to such shares. In addition, a loss realized on a redemption or other disposition of Fund shares may be disallowed to the extent the shareholder acquired other Fund shares (whether through the reinvestment of distributions or otherwise) within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date.

    Sales charges paid upon a purchase of shares of the Fund cannot be taken into account for purposes of determing gain or loss on a redemption or exchange of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund or of another fund pursuant to the Fund's reinvestment or exchange privilege. Any disregarded amounts will result in an adjustement to the shareholder's tax basis in some or all of any other shares acquired.

    Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number ("TIN") and certain certifications required by the Internal Revenue Service (the "IRS"), as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker, may be subject to "backup" withholding of federal income tax arising from the Fund's taxable dividends and other distributions as well as the proceeds of redemption transactions (including repurchases and exchanges), at a rate of 31%. An individual's TIN is generally his or her social security number.

    Non-resident alien individuals, foreign corporations and certain other foreign entities generally will be subject to a U.S. withholding tax at a rate of 30% on the Fund's distributions from its ordinary income and the excess of its net short-term capital gain over its net long-term capital loss, unless the tax is reduced or eliminated by an applicable tax convention. Distributions from the excess of the Fund's net long-term capital gain over its net short-term capital loss received by such shareholders and any gain from the sale or other disposition of shares of the Fund generally will not be subject to U.S. federal income taxation, provided that non-resident alien status has been certified by the shareholder. Different U.S. tax consequences may result if: (i) the shareholder is engaged in a trade or business in the United States; (ii) the shareholder is present in the United States for a sufficient period of time during a taxable year to be treated as a U.S. resident; or (iii) the shareholder fails to provide, or renew after expiration, any required certifications regarding its status as a non-resident alien investor. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of an investment in the Fund.

    The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in the Fund.


STATE AND LOCAL TAXES
    The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. Shareholders of the Fund may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they are resident, but taxable generally on income derived from obligations of other jurisdictions. The Fund will report annually to shareholders, with respect to net tax exempt income earned, the percentages representing the proportionate ratio of such income earned in each state.


    Shareholders should consult their own tax advisers with respect to the state, local and foreign tax consequences of investing in the Fund.


                       PORTFOLIO SECURITY TRANSACTIONS


    Decisions concerning the execution of Fund portfolio security transactions, including the selection of the market and the executing firm, are made by Eaton Vance. Eaton Vance is also responsible for the execution of transactions for all other accounts managed by it. Eaton Vance places the portfolio security transactions of the Fund and of all other accounts managed by it for execution with many firms. Eaton Vance uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous to the Fund and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, Eaton Vance will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the executing firm's services, the value of brokerage and research services, the value of the brokerage and research services provided, the responsiveness of the firm to Eaton Vance, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any. Municipal obligations, including state obligations, purchased and sold by the Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such obligations. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. The Fund may also purchase municipal obligations from underwriters, and dealers in fixed-price offerings, the cost of which may include undisclosed fees and concessions to the underwriters. On occasion it may be necessary or appropriate to purchase or sell a security through a broker on an agency basis, in which case the Fund will incur a brokerage commission. Although spreads or commissions on portfolio security transactions will, in the judgment of Eaton Vance, be reasonable in relation to the value of the services provided, spreads or commissions exceeding those which another firm might charge may be paid to firms who were selected to execute transactions on behalf of the Fund and Eaton Vance's other clients for providing brokerage and research services to Eaton Vance.

    As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction on behalf of the Fund may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Eaton Vance determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of either that particular transaction or on the basis of overall responsibilities which Eaton Vance and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, Eaton Vance will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

    It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealers which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, Eaton Vance receives Research Services from many broker-dealer firms with which Eaton Vance places the Fund's portfolio transactions and from third parties with which these broker-dealers have arrangements. These Research Services, include such matters as general economic, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, proxy voting data and analysis services, technical analysis of various aspects of the securities markets, and recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by Eaton Vance in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to Eaton Vance in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by the Fund is not reduced because Eaton Vance receives such Research Services. Eaton Vance evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which Eaton Vance believes are useful or of value to it in rendering investment advisory services to its clients.

    The Fund and Eaton Vance may also receive Research Services from underwriters and dealers in fixed-price offerings, which Research Services are reviewed and evaluated by Eaton Vance in connection with its investment responsibilities. The investment companies sponsored by Eaton Vance may allocate trades in such offerings to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including Eaton Vance, to such companies. Such companies may also pay cash for such information.

    Subject to the requirement that Eaton Vance shall use its best efforts to seek to execute Fund portfolio security transactions at advantageous prices and at reasonably competitive commission rates or spreads, Eaton Vance is authorized to consider as a factor in the selection of any broker-dealer firm with whom Fund portfolio orders may be placed the fact that such firm has sold or is selling Shares of the Fund or of other investment companies sponsored by Eaton Vance. This policy is not inconsistent with a rule of the National Association of Securities Dealers, Inc. (the "NASD"), which rule provides that no firm which is a member of the NASD shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.

    Municipal obligations considered as investments for the Fund may also be appropriate for other investment accounts managed by Eaton Vance or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of such other accounts simultaneously, Eaton Vance will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example:
(i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where Eaton Vance reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Director General Partners and the Fund that the benefits from the Eaton Vance organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

    During the fiscal years ended December 31, 1998 and 1996, the Fund paid brokerage commissions of $6,084 and $29,650, respectively, on portfolio security transactions of $125,531,629 and $271,621,661, respectively, to firms which provide some research services to Eaton Vance or its affiliates (although many of such firms may have been selected in any particular transaction primarily because of their execution capabilities). During the fiscal year ended December 31, 1997, the Fund paid no brokerage commissions on portfolio transactions.

                             FINANCIAL STATEMENTS


    The audited financial statements of, and the independent auditors' report for, the Fund appear in the Fund's most recent annual report to shareholders, which is incorporated by reference into this SAI. A copy of the Fund's annual report accompanies this SAI. Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.


    Registrant incorporates by reference the audited financial information for the Fund for the fiscal year ended December 31, 1998, as previously filed electronically with the Commission (Accession No. 0000927016-99-000783).

                                  APPENDIX A
                   CLASS A FEES, PERFORMANCE AND OWNERSHIP


SERVICE FEES
    For the fiscal year ended December 31, 1998, Class A made no service fee payments under the Service Plan. Class A began paying a service fee during the quarter ended March 31, 1999.

PRINCIPAL UNDERWRITER
    The total sales charges paid in connection with the sales of Class A shares during the fiscal year ended December 31, 1998 was $499,626, of which $30,195 was received by the principal underwriter. For the fiscal year ended December 31, 1998, investment dealers received $496,431 from the total sales charges.

    The Trust has authorized the principal underwriter to act as its agent in repurchasing shares at the rate of $2.50 for each repurchase transaction handled by the principal underwriter. For the fiscal year ended December 31, 1998, Class A paid the principal underwriter $50 for repurchase transactions handled by it.


                           PERFORMANCE INFORMATION

    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000. Total return for Class A prior to January 1, 1998 reflects the total return of Class I shares. Class I total return has not been adjusted to reflect certain expenses (such as service fees). If such adjustments were made, the performance would be lower. The "Value of Initial Investment" reflects the deduction of the maximum sales charge of 4.75%. Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

                                                   VALUE OF A $1,000 INVESTMENT

                                                                                  TOTAL RETURN                 TOTAL RETURN
                                                                                EXCLUDING MAXIMUM            INCLUDING MAXIMUM
                                              VALUE OF        VALUE OF            SALES CHARGE                 SALES CHARGE
        INVESTMENT           INVESTMENT       INITIAL        INVESTMENT    ---------------------------  ---------------------------
          PERIOD                DATE         INVESTMENT     ON 12/31/98     CUMULATIVE     ANNUALIZED    CUMULATIVE     ANNUALIZED
--------------------------  -------------  --------------  --------------  -------------  ------------  -------------  ------------
10 Years Ended 12/31/98       12/31/88        $952.39        $2,196.62        130.65%        8.72%         119.66%        8.19%
5 Years Ended 12/31/98        12/31/93        $952.37        $1,322.63         38.88%        6.79%          32.26%        5.75%
1 Year Ended 12/31/98         12/31/97        $952.58        $1,015.96          6.66%        6.66%           1.60%        1.60%
----------


             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


    As at April 1, 1999, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding Class A shares of the Fund. As of April 1, 1999, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL, and Donaldson Lufkin Jenrette Securities Corporation, Jersey City, NJ were the record owners of approximately 33.1% and 5.4%, respectively, of the outstanding Class A shares, which were held on behalf of their customers who are the beneficial owners of such shares, and as to which they had voting power under certain limited circumstances. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding Class A shares as of such date.

                                  APPENDIX B
                   CLASS B FEES, PERFORMANCE AND OWNERSHIP


DISTRIBUTION PLAN
    During the fiscal year ended December 31, 1998, the principal underwriter paid to investment dealers sales commissions of $353,423 on sales of Class B shares. During the same period, the Fund made distribution payments to the principal underwriter under the Distribution Plan aggregating $28,567 and the principal underwriter received approximately $4,000 in CDSCs imposed on early redeeming shareholders. These distribution payments and CDSC payments reduced uncovered distribution charges under the Plan. As at December 31, 1998, the outstanding uncovered distribution charges of the principal underwriter calculated under the Plan amounted to approximately $427,000 (which amount was equivalent to 0.3% of Class B net assets on such day). During the fiscal year ended December 31, 1998, Class B made no service fee payments under the Distribution Plan. Class B began paying a service fee during the quarter ended March 31, 1999.

PRINCIPAL UNDERWRITER
    The Trust has authorized the principal underwriter to act as its agent in repurchasing shares at the rate of $2.50 for each repurchase transaction handled by the principal underwriter. For the fiscal year ended December 31, 1998, Class B paid the principal underwriter $35 for repurchase transactions handled by it.


                           PERFORMANCE INFORMATION

    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000. Total return for Class B prior to January 1, 1998 reflects the total return of Class I shares, adjusted to reflect any applicable sales charge. Class I total return has not been adjusted to reflect certain other expenses (such as distribution and service fees). If such adjustments were made, the performance would be lower. Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

                                                   VALUE OF A $1,000 INVESTMENT


                                              VALUE OF         VALUE OF
                                             INVESTMENT       INVESTMENT        TOTAL RETURN BEFORE         TOTAL RETURN AFTER
                                               BEFORE            AFTER               DEDUCTING                   DEDUCTING
                                              DEDUCTING        DEDUCTING              THE CDSC                    THE CDSC
  INVESTMENT     INVESTMENT    AMOUNT OF      THE CDSC         THE CDSC      --------------------------  --------------------------
    PERIOD          DATE      INVESTMENT     ON 12/31/98      ON 12/31/98     CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
--------------  ------------  -----------  ---------------  ---------------  ------------  ------------  ------------  ------------
10 Years Ended
12/31/98          12/31/88      $1,000        $2,282.85        $2,282.85       128.28%        8.60%        128.28%        8.60%
5 Years Ended
12/31/98          12/31/93      $1,000        $1,374.54        $1,354.54        37.45%        6.57%         35.45%        6.26%
1 Year Ended
12/31/98          12/31/97      $1,000        $1,055.62        $1,005.62         5.56%        5.56%          0.56%        0.56%
----------


             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


    As at April 1, 1999, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding Class B shares of the Fund. As of April 1, 1999, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL 32246 was the record owner of approximately 20% of the outstanding Class B shares, which were held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding Class B shares as of such date.

                                  APPENDIX C
                   CLASS I FEES, PERFORMANCE AND OWNERSHIP


PRINCIPAL UNDERWRITER
    The total sales charges for sales of Class I shares during the fiscal years ended December 31, 1998, 1997 and 1996 were $119,786, $111,456 and
$44,913, respectively, of which $0, $3,205 and $135, respectively, was received by the Principal Underwriter. For the fiscal years ended December 31, 1998, 1997 and 1996, Authorized Firms received approximately $119,786, $108,251 and $44,778, respectively, from the total sales charges.

    For the fiscal year ended December 31, 1998, the Fund paid the Principal Underwriter $485 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each repurchase transaction handled by the Principal Underwriter).

                           PERFORMANCE INFORMATION

    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in a predecessor fund reorganized January 1, 1998 into Class I shares. The "Value of Initial Investment" reflects the deduction of the maximum sales charge of 4.75%. Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

                                                   VALUE OF A $1,000 INVESTMENT

                                                                       TOTAL RETURN EXCLUDING          TOTAL RETURN INCLUDING
                                    VALUE OF         VALUE OF           MAXIMUM SALES CHARGE            MAXIMUM SALES CHARGE
INVESTMENT         INVESTMENT        INITIAL        INVESTMENT     ------------------------------  ------------------------------
  PERIOD              DATE         INVESTMENT       ON 12/31/98      CUMULATIVE      ANNUALIZED      CUMULATIVE      ANNUALIZED
-----------      --------------  ---------------  ---------------  --------------  --------------  --------------  --------------
10 Years Ended
12/31/98            12/31/88         $952.39         $2,198.50        130.87%          8.73%          119.85%          8.20%
5 Years Ended
12/31/98            12/31/93         $952.37         $1,324.05         39.01%          6.81%           32.40%          5.77%
1 Year Ended
12/31/98            12/31/97         $952.58         $1,016.85          6.75%          6.75%            1.68%          1.68%


             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


    As of April 1, 1999, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding Class I shares of the Fund. As of April 1, 1999, Mars & Co., Boston, MA 02117 was the record owner of approximately 5.7% of the outstanding Class I shares of the Fund. To the knowledge of the Trust, no person owned of record or beneficially 5% or more of the Fund's outstanding Class I shares as of such date.

                    APPENDIX D: TAX EQUIVALENT YIELD TABLE

    The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields to those of tax-exempt bonds yielding from 4% to 7% under the regular federal income tax laws and tax rates applicable to 1999.

                                             MARGINAL
    SINGLE RETURN         JOINT RETURN        INCOME                                  TAX-EXEMPT YIELD
---------------------  -------------------      TAX      --------------------------------------------------------------------------
            (TAXABLE INCOME)*                 BRACKET       4%        4.5%        5%        5.5%        6%        6.5%        7%
------------------------------------------  -----------  --------------------------------------------------------------------------
                                                                                  Equivalent Taxable Yield
       Up to $ 25,750       Up to $ 42,050    15.00%       4.71%      5.29%      5.88%       6.47%      7.06%      7.65%     8.24%
    $ 25,751-$ 62,450    $ 42,051-$104,050    28.00        5.56       6.25       6.94        7.64       8.33       9.03      9.72
    $ 62,451-$130,250    $104,051-$158,550    31.00        5.80       6.52       7.25        7.97       8.70       9.42     10.14
    $130,251-$283,150    $158,551-$283,150    36.00        6.25       7.03       7.81        8.59       9.38      10.16     10.94
        Over $283,150        Over $283,150    39.60        6.62       7.45       8.28        9.11       9.93      10.76     11.59
------------------------------------------  -----------  --------------------------------------------------------------------------

* Net amount subject to federal personal income tax after deductions and exemptions.

  Note: The above indicated federal income tax brackets do not take into account the effect of a reduction in the deductibility of itemized deductions for taxpayers with adjusted gross income in excess of $126,600. The tax brackets also do not show the effects of phase out of personal exemptions for single filers with adjusted gross incomes in excess of $126,600 and joint filers with adjusted gross income in excess of $189,950. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.

Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that the Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations, the interest from which is exempt from the regular federal income tax, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the federal alternative minimum tax. The illustrations assume that the federal alternative minimum tax is not applicable and do not take into account any tax credits that may be available.

The information set forth above is as of the date of this SAI. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult their tax adviser for additional information.

                             APPENDIX E: RATINGS

                      DESCRIPTION OF SECURITIES RATINGS+
                       MOODY'S INVESTORS SERVICE, INC.

MUNICIPAL BONDS

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

------------
+ The ratings indicated herein are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Trust's fiscal year end.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

    1. An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

    3. There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

NOTE: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MUNICIPAL SHORT-TERM OBLIGATIONS

RATINGS: Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such rating recognizes the differences between short term credit risk and long term risk. Factors affecting the liquidity of the borrower and short term cyclical elements are critical in short term ratings, while other factors of major importance in bond risk, long term secular trends for example, may be less important over the short run.

A short term rating may also be assigned on an issue having a demand feature, variable rate demand obligation (VRDO). Such ratings will be designated as VMIG, SG or if the demand feature is not rated, NR. A short term rating on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

                        STANDARD & POOR'S RATING GROUP

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

PROVISIONAL RATINGS: The letter "P" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

L: The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Deposit Insurance Corp. and interest is adequately collateralized. In the case of certificates of deposit, the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR: NR indicates no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

MUNICIPAL NOTES

S&P note ratings reflect the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

    -- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note)

    -- Sources of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.)

Note rating symbols are as follows:

    SP-1: Strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics will be given a plus(+) designation;

    SP-2: Satisfactory capacity to pay principal and interest; with some vulnerability to adverse financial and economic changes over the term of the notes.

    SP-3: Speculative capacity to pay principal and interest.

                                  FITCH IBCA

INVESTMENT GRADE BOND RATINGS

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligors ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

HIGH YIELD BOND RATINGS
AAA: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) OR MINUS (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

INVESTMENT GRADE SHORT-TERM RATINGS
Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Stong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

F-2: Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

F-3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change is likely to cause these securities to be rated below investment grade.

                               * * * * * * * *

NOTES: Bonds which are unrated exposes the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. The Fund is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

       Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

                           PART C - OTHER INFORMATION

ITEM 23.    EXHIBITS
--------    --------

  (a)(1) Amended and Restated Declaration of Trust of Eaton Vance Mutual Funds Trust dated August 17, 1993, filed as Exhibit (1)(a) to Post-Effective Amendment No. 23 and incorporated herein by reference.

     (2)       Amendment  dated July 10, 1995 to the  Declaration of Trust filed
               as  Exhibit  (1)(b)  to  Post-Effective   Amendment  No.  23  and
               incorporated herein by reference.

     (3)       Amendment  dated June 23, 1997 to the  Declaration of Trust filed
               as  Exhibit  (1)(c)  to  Post-Effective   Amendment  No.  38  and
               incorporated herein by reference.

     (4) Amendment and Restatement of Establishment and Designation of Shares dated January 6, 1998 filed as Exhibit (1)(d) to
               Post-Effective Amendment No. 41 and incorporated herein by reference.

  (b)(1) By-Laws as amended November 3, 1986 filed as Exhibit (2)(a) to Post-Effective Amendment No. 23 and incorporated herein by reference.

     (2) Amendment to By-Laws of Eaton Vance Mutual Funds Trust dated December 13, 1993 filed as Exhibit (2)(b) to Post-Effective Amendment No. 23 and incorporated herein by reference.

  (c)          Reference is made to Item 23(a) and 23(b) above.

  (d)(1) Investment Advisory Agreement with Eaton Vance Management for Eaton Vance Short-Term Treasury Fund dated February 4, 1991 filed as Exhibit (5)(a) to Post-Effective Amendment No. 23 and incorporated herein by reference.

     (2) Investment Advisory Agreement with Eaton Vance Management for Eaton Vance Tax Free Reserves dated August 15, 1995 filed as Exhibit (5)(b) to Post-Effective Amendment No. 25 and incorporated herein by reference.

     (3) Investment Advisory Agreement with Eaton Vance Management for Eaton Vance Tax-Managed Emerging Growth Fund dated September 16, 1997 filed as Exhibit (5)(c) to Post-Effective Amendment No. 37 and incorporated herein by reference.

     (4) Investment Advisory Agreement with Eaton Vance Management for Eaton Vance Municipal Bond Fund dated October 17, 1997 filed as Exhibit (5)(d) to Post-Effective Amendment No. 37 and incorporated herein by reference.

     (5) Investment Advisory Agreement with Eaton Vance Management for Eaton Vance Tax-Managed International Growth Fund dated March 4, 1998 filed as Exhibit (5)(e) to Post-Effective Amendment No. 42 and incorporated herein by reference.

  (e)(1) Distribution Agreement between Eaton Vance Mutual Funds Trust, on behalf of Eaton Vance Cash Management Fund, and Eaton Vance Distributors, Inc. effective November 1, 1996 filed as Exhibit
               (6)(a)(4) to Post-Effective Amendment No. 34 and incorporated herein by reference.

     (2) Distribution Agreement Between Eaton Vance Mutual Funds Trust, on behalf of Eaton Vance Liquid Assets Fund, and Eaton Vance Distributors, Inc. effective November 1, 1996 filed as Exhibit
               (6)(a)(5) to Post-Effective Amendment No. 34 and incorporated herein by reference.

     (3) Distribution Agreement between Eaton Vance Mutual Funds Trust, on behalf of Eaton Vance Money Market Fund, and Eaton Vance Distributors, Inc. effective November 1, 1996 filed as Exhibit
               (6)(a)(6) to Post-Effective Amendment No. 34 and incorporated herein by reference.

     (4) Distribution Agreement between Eaton Vance Mutual Funds Trust, on behalf of Eaton Vance Tax Free Reserves, and Eaton Vance Distributors, Inc. effective November 1, 1996 filed as Exhibit
               (6)(a)(7) to Post-Effective Amendment No. 34 and incorporated herein by reference.

     (5) Distribution Agreement between Eaton Vance Mutual Funds Trust (on behalf of certain of its series), and Eaton Vance Distributors, Inc. effective June 23, 1997 with attached Schedules filed as Exhibit (6)(a)(8) to Post-Effective Amendment No. 38 and incorporated herein by reference.

        (i) Amendment to Distribution Agreement dated October 17, 1997 filed as Exhibit (6)(a)(9) to Post-Effective Amendment No. 38 and incorporated herein by reference.

        (ii) Schedule A-2 to Distribution Agreement dated March 4, 1998, filed as Exhibit (6)(a)(5)(ii) to Post-Effective Amendment No. 42 and incorporated herein by reference.

     (6) Selling Group Agreement between Eaton Vance Distributors, Inc. and Authorized Dealers filed as Exhibit (6)(b) to the Post-Effective Amendment No. 61 to the Registration Statement of Eaton Vance Growth Trust (File Nos. 2-22019, 811-1241) and incorporated herein by reference.

  (f) The Securities and Exchange Commission has granted the Registrant an exemptive order that permits the Registrant to enter into deferred compensation arrangements with its independent Trustees. See in the Matter of Capital Exchange Fund, Inc., Release No. IC-20671 (November 1, 1994).

  (g)(1) Custodian Agreement with Investors Bank & Trust Company dated October 15, 1992 filed as Exhibit (8) to Post-Effective Amendment No. 23 and incorporated herein by reference.

     (2)       Amendment  to Custodian  Agreement  with  Investors  Bank & Trust
               Company  dated  October  23,  1995  filed as  Exhibit  (8)(b)  to
               Post-Effective Amendment No. 27 and incorporated herein by reference.

     (3) Amendment to Master Custodian Agreement with Investors Bank & Trust Company dated December 21, 1998 filed as Exhibit (g)(3) to the Registration Statement of Eaton Vance Municipals Trust (File Nos. 33-572, 811-4409)(Accession No. 0000950156-99-000050) and
               incorporated herein by reference.

  (h)(1)(a) Amended Administrative Services Agreement between Eaton Vance Mutual Funds Trust (on behalf of certain of its series) and Eaton Vance Management dated July 31, 1995 with attached schedules (including Amended Schedule A dated May 7, 1996) filed as Exhibit
               (9)(a) to Post-Effective Amendment No. 24 and incorporated herein by reference.

        (b) Amendment to Schedule A dated June 23, 1997 to the Amended Administrative Services Agreement dated July 31, 1995 filed as Exhibit (9)(a)(1) to Post-Effective Amendment No. 38 and incorporated herein by reference.

     (2)       Transfer Agency  Agreement dated January 1, 1998 filed as Exhibit
               (k)(b) to the Registration Statement on Form N-2 of Eaton Vance Advisers Senior Floating-Rate Fund (File Nos. 333-46853, 811-08671) (Accession No. 0000950156-98-000172) and incorporated herein by reference.

  (i)(1)       Opinion  of  Internal   Counsel  filed  as  Exhibit  No.  (i)  to
               Post-Effective Amendment No. 47 and incorporated herein by reference.

     (2)       Consent of Counsel dated April 28, 1999 filed herewith.

  (j)(1) Consent of Independent Accountants for Eaton Vance Government Obligations Fund filed herewith.

     (2)       Consent  of   Independent   Accountants   for  Eaton  Vance  Cash
               Management Fund, Eaton Vance Liquid Assets Fund and Eaton Vance Money Market Fund filed herewith.

     (3) Independent Auditors' Consent for Eaton Vance Municipal Bond Fund filed herewith.

     (4) Consent of Independent Accountants for Eaton Vance Tax Free Reserves filed herewith.

  (k)          Not applicable

  (l)          Not applicable

  (m)(1)(a) Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Eaton Vance Short-Term Treasury Fund dated February 4, 1991 as Amended and Restated February 25, 1991 filed as Exhibit (15)(b) to Post-Effective Amendment No. 23 and incorporated herein by reference.

        (b) Amendment to Distribution Plan for Eaton Vance Mutual Funds Trust on behalf of Eaton Vance Short-Term Treasury Fund adopted June 24, 1996 filed as Exhibit (15)(b)(1) to Post-Effective Amendment No. 34 and incorporated herein by reference.

     (2)(a) Distribution Plan for Eaton Vance Liquid Assets Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 dated June 19, 1995 filed as Exhibit (15)(g) to Post-Effective Amendment No. 25 and incorporated herein by reference.

        (b) Amendment to Distribution Plan for Eaton Vance Mutual Funds Trust on behalf of Eaton Vance Liquid Assets Fund adopted june 24, 1996 filed as Exhibit (15)(g)(1) to Post-Effective Amendment No. 34 and incorporated herein by reference.

     (3)(a) Distribution Plan for Eaton Vance Money Market Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 dated June 19, 1995 filed as Exhibit (15)(h) to Post-Effective Amendment No. 25 and incorporated herein by reference.

        (b) Amendment to Distribution Plan for Eaton Vance Mutual Funds Trust on behalf of Eaton Vance Money Market Fund adopted June 24, 1996 filed as Exhibit (15)(h)(1) to Post-Effective Amendment No. 34 and incorporated herein by reference.

     (4)(a) Eaton Vance Mutual Funds Trust Class A Service Plan adopted June 23, 1997 with attached Schedules filed as Exhibit (15)(i) to Post-Effective Amendment No. 38 and incorporated herein by reference.

        (b) Schedule A-2 to Class A Service Plan dated March 4, 1998, filed as Exhibit (15)(d)(1) to Post-Effective Amendment No. 42 and incorporated herein by reference.

     (5)(a) Eaton Vance Mutual Funds Trust Class B Distribution Plan adopted June 23, 1997 with attached Schedules filed as Exhibit (15)(j) to Post-Effective Amendment No. 38 and incorporated herein by reference.

        (b) Schedule A-2 to Class B Distribution Plan dated March 4, 1998, filed as Exhibit (15)(e)(1) to Post-Effective Amendment No. 42 and incorporated herein by reference.

     (6)(a) Eaton Vance Mutual Funds Trust Class C Distribution Plan adopted June 23, 1997 with attached Schedules filed as Exhibit (15)(k) to Post-Effective Amendment No. 38 and incorporated herein by reference.

        (b) Schedule A-2 to Class C Distribution Plan dated March 4, 1998, filed as Exhibit (15)(f)(1) to Post-Effective Amendment No. 42 and incorporated herein by reference.

  (n)(1) Financial Data Schedule for the fiscal year ended December 31, 1998 for Eaton Vance Cash Management Fund filed herewith.

     (2) Financial Data Schedule for the fiscal year ended December 31, 1998 for Eaton Vance Government Obligations Fund-Class A filed herewith.

     (3) Financial Data Schedule for the fiscal year ended December 31, 1998 for Eaton Vance Government Obligations Fund-Class B filed herewith.

     (4) Financial Data Schedule for the fiscal year ended December 31, 1998 for Eaton Vance Government Obligations Fund-Class C filed herewith.

     (5) Financial Data Schedule for the fiscal year ended December 31, 1998 for Eaton Vance Liquid Assets Fund filed herewith.

     (6) Financial Data Schedule for the fiscal year ended December 31, 1998 for Eaton Vance Money Market Fund filed herewith.

     (7) Financial Data Schedule for the fiscal year ended December 31, 1998 for Eaton Vance Municipal Bond Fund-Class A filed herewith.

     (8) Financial Data Schedule for the fiscal year ended December 31, 1998 for Eaton Vance Municipal Bond Fund-Class B filed herewith.

     (9) Financial Data Schedule for the fiscal year ended December 31, 1998 for Eaton Vance Municipal Bond Fund-Class I filed herewith.

     (10) Financial Data Schedule for the fiscal year ended December 31, 1998 for Eaton Vance Tax Free Reserves filed herewith.

     (11) Financial Data Schedule for the fiscal year ended December 31, 1998 for Cash Management Portfolio filed herewith.

     (12) Financial Data Schedule for the fiscal year ended December 31, 1998 for Government Obligations Portfolio filed herewith.

  (o)(1)(a) Multiple Class Plan for Eaton Vance Funds dated June 23, 1997 filed as Exhibit (18) to Post-Effective Amendment No. 37 and incorporated herein by reference.

        (b) Schedule A-4 to Multiple Class Plan dated January 6, 1998 filed as Exhibit (18)(a)(1) to Post-Effective Amendment No. 42 and incorporated herein by reference.

  (p)(1) Power of Attorney for Eaton Vance Mutual Funds Trust dated June 23, 1997 filed as Exhibit No. (17)(a) to Post-Effective Amendment No. 35 and incorporated herein by reference.

        (a)    Power of  Attorney  for Eaton  Vance  Mutual  Funds  Trust  dated
               November 16, 1998 filed as Exhibit (p)(1) to Post-Effective Amendment No. 47 and incorporated herein by reference.

     (2) Power of Attorney for Government Obligations Portfolio dated April 22, 1997 filed as Exhibit (17)(b) to Post-Effective Amendment No. 36 and incorporated herein by reference.

        (a) Power of Attorney for Government Obligations Portfolio dated November 16, 1998 filed as Exhibit (p)(2)(a) to Post-Effective Amendment No. 48 and incorporated herein by reference.

     (3) Power of Attorney for High Income Portfolio dated February 14, 1997 filed as Exhibit No. (17)(c) to Post-Effective Amendment No. 36 and incorporated herein by reference.

        (a) Power of Attorney for High Income Portfolio dated November 16, 1998 filed as Exhibit (p)(3) to Post-Effective Amendment No. 47 and incorporated herein by reference.

     (4) Power of Attorney for Strategic Income Portfolio dated April 22, 1997 filed as Exhibit No. (17)(d) to Post-Effective Amendment No. 36 and incorporated herein by reference.

        (a) Power of Attorney for Strategic Income Portfolio dated November 16, 1998 filed as Exhibit (p)(4) to Post-Effective Amendment No. 47 and incorporated herein by reference.

     (5) Power of Attorney for Cash Management Portfolio dated April 22, 1997 filed as Exhibit (17)(e) to Post-Effective Amendment No. 36 and incorporated herein by reference.

        (a) Power of Attorney for Cash Management Portfolio dated November 16, 1998 filed as Exhibit (p)(5)(a) to Post-Effective Amendment No. 48 and incorporated herein by reference.

     (6) Power of Attorney for Tax-Managed Growth Portfolio dated February 20, 1998 filed as Exhibit No. (17)(f) to Post-Effective Amendment No. 41 and incorporated herein by reference.

        (a) Power of Attorney for Tax-Managed Growth Portfolio dated November 16, 1998 filed as Exhibit (p)(6) to Post-Effective Amendment No. 47 and incorporated herein by reference.

ITEM 24.     PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

     Not applicable

ITEM 25.    INDEMNIFICATION

     Article IV of the Registrant's Amended and Restated Declaration of Trust permits Trustee and officer indemnification by By-law, contract and vote.
Article XI of the By-Laws contains indemnification provisions. Registrant's Trustees and officers are insured under a standard mutual fund errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their capacities as such.

     The distribution agreements of the Registrant also provide for reciprocal indemnity of the principal underwriter, on the one hand, and the Trustees and officers, on the other.

ITEM 26.     BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Reference is made to: (i) the information set forth under the caption "Management and Organization" in the Statement of Additional Information; (ii) the Eaton Vance Corp. 10-K filed under the Securities Exchange Act of 1934 (File No. 1-8100); and (iii) the Form ADV of Eaton Vance Management (File No.
801-15930) and Boston Management and Research (File No. 801-43127) filed with the Commission, all of which are incorporated herein by reference.

ITEM 27.     PRINCIPAL UNDERWRITERS

     (a) Registrant's principal underwriter, Eaton Vance Distributors, Inc., a wholly-owned subsidiary of Eaton Vance Management, is the principal underwriter for each of the investment companies named below:

Eaton Vance Advisers Senior Floating-Rate Fund         Eaton Vance Municipals Trust II
Eaton Vance Growth Trust                               Eaton Vance Mutual Funds Trust
Eaton Vance Income Fund of Boston                      Eaton Vance Prime Rate Reserves
Eaton Vance Investment Trust                           Eaton Vance Special Investment Trust
Eaton Vance Municipals Trust                           EV Classic Senior Floating-Rate Fund


     (b)

         (1)                             (2)                             (3)
  Name and Principal            Positions and Offices           Positions and Offices
  Business Address*           with Principal Underwriter           with Registrant
  -----------------           --------------------------           ---------------

  Albert F. Barbaro                 Vice President                      None
      Chris Berg                    Vice President                      None
   Kate B. Bradshaw                 Vice President                      None
     Mark Carlson                   Vice President                      None
  Daniel C. Cataldo                 Vice President                      None
     Raymond Cox                    Vice President                      None
    Peter Crowley                   Vice President                      None
    Mark P. Doman                   Vice President                      None
    Alan R. Dynner                  Vice President                    Secretary
  Richard A. Finelli                Vice President                      None
     Kelly Flynn                    Vice President                      None
     James Foley                    Vice President                      None
  Michael A. Foster                 Vice President                      None
  William M. Gillen             Senior Vice President                   None
  Hugh S. Gilmartin                 Vice President                      None
   James B. Hawkes           Vice President and Director        President and Trustee
   Perry D. Hooker                  Vice President                      None
     Brian Jacobs               Senior Vice President                   None
    Thomas P. Luka                  Vice President                      None
     John Macejka                   Vice President                      None
    Stephen Marks                   Vice President                      None
 Joseph T. McMenamin                Vice President                      None
  Morgan C. Mohrman             Senior Vice President                   None

                                      C-6

  James A. Naughton                 Vice President                      None
    Joseph Nelson                   Vice President                      None
    Mark D. Nelson                  Vice President                      None
   Linda D. Newkirk                 Vice President                      None
  James L. O'Connor                 Vice President                    Treasurer
     Andrew Ogren                   Vice President                      None
     Thomas Otis                 Secretary and Clerk                    None
  George D. Owen, II                Vice President                      None
  Enrique M. Pineda                 Vice President                      None
 F. Anthony Robinson                Vice President                      None
    Frances Rogell                  Vice President                      None
    Jay S. Rosoff                   Vice President                      None
 Benjamin A. Rowland,  Jr.  Vice President, Treasurer and Director      None
  Stephen M. Rudman                 Vice President                      None
    Kevin Schrader                  Vice President                      None
 George V.F. Schwab, Jr.            Vice President                      None
  Teresa A. Sheehan                 Vice President                      None
   William M. Steul          Vice President and Director                None
Cornelius J. Sullivan           Senior Vice President                   None
     Peter Sykes                    Vice President                      None
    David M. Thill                  Vice President                      None
   John M. Trotsky                  Vice President                      None
    Jerry Vainisi                   Vice President                      None
      Chris Volf                    Vice President                      None
 Wharton P. Whitaker            President and Director                  None
      Sue Wilder                    Vice President                      None

--------------------------
* Address is 24 Federal Street, Boston, MA  02110

     (c)  Not applicable

ITEM 28.     LOCATION OF ACCOUNTS AND RECORDS

     All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of the Registrant's custodian, Investors Bank & Trust Company, 200 Clarendon Street, 16th Floor, Mail Code ADM27, Boston, MA 02116, and its transfer agent, First Data Investor Services Group, 4400 Computer Drive, Westborough, MA 01581-5120, with the exception of certain corporate documents and portfolio trading documents which are in the possession and custody, Eaton Vance Management, 24 Federal Street, Boston, MA 02110. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of Eaton Vance Management and Boston Management and Research.

ITEM 29.     MANAGEMENT SERVICES

     Not applicable

ITEM 30.    UNDERTAKINGS

     Not applicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston, and the Commonwealth of Massachusetts, on April 23, 1999.


                               EATON VANCE MUTUAL FUNDS TRUST

                               By: /s/  JAMES B. HAWKES
                                   ---------------------------
                                    James B. Hawkes, President

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities on April 23, 1999.

      SIGNATURE                                     TITLE
      ---------                                     -----

/s/ James B. Hawkes
-------------------           President (Chief Executive Officer) and Trustee
James B. Hawkes


/s/ James L. O'Connor
---------------------    Treasurer (and Principal Financial and Accounting Officer)
James L. O'Connor


Jessica M. Bibliowicz*
----------------------                            Trustee
Jessica M. Bibliowicz


Donald R. Dwight*
-----------------                                 Trustee
Donald R. Dwight


Samuel L. Hayes, III*
---------------------                             Trustee
Samuel L. Hayes


Norton H. Reamer*
-----------------                                 Trustee
Norton H. Reamer


Lynn A. Stout*
--------------                                    Trustee
Lynn A. Stout


John L. Thorndike*
------------------                                Trustee
John L. Thorndike


 Jack L. Treynor*
-----------------                                 Trustee
Jack L. Treynor


*By:  /s/  Alan R. Dynner
     -----------------------------------
           Alan R. Dynner (As attorney-in-fact)

                                   SIGNATURES

     Cash Management Portfolio has duly caused this Amendment to the Registration Statement on Form N-1A of Eaton Vance Mutual Funds Trust (File No. 02-90946) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston and the Commonwealth of Massachusetts on April 23, 1999.

                               CASH MANAGEMENT PORTFOLIO


                               By:  /s/ JAMES B. HAWKES
                                    ------------------------------
                                        James B. Hawkes, President

     This Amendment to the Registration Statement on Form N-1A of Eaton Vance Mutual Funds Trust (File No. 02-90946) has been signed below by the following persons in their capacities on April 23, 1999.

      SIGNATURE                                     TITLE
      ---------                                     -----

/s/ James B. Hawkes
-------------------           President (Chief Executive Officer) and Trustee
James B. Hawkes


/s/ James L. O'Connor
---------------------    Treasurer (and Principal Financial and Accounting Officer)
James L. O'Connor


Jessica M. Bibliowicz*
----------------------                            Trustee
Jessica M. Bibliowicz


Donald R. Dwight*
-----------------                                 Trustee
Donald R. Dwight


Samuel L. Hayes, III*
---------------------                             Trustee
Samuel L. Hayes


Norton H. Reamer*
-----------------                                 Trustee
Norton H. Reamer


Lynn A. Stout*
--------------                                    Trustee
Lynn A. Stout


John L. Thorndike*
------------------                                Trustee
John L. Thorndike


 Jack L. Treynor*
-----------------                                 Trustee
Jack L. Treynor


*By:  /s/  Alan R. Dynner
     -----------------------------------
           Alan R. Dynner (As attorney-in-fact)

                                   SIGNATURES

     Governmant Obligations Portfolio has duly caused this Amendment to the Registration Statement on Form N-1A of Eaton Vance Mutual Funds Trust (File No. 02-90946) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston and the Commonwealth of Massachusetts on April 23, 1999.

                               GOVERNMENT OBLIGATIONS PORTFOLIO


                               By:  /s/ JAMES B. HAWKES
                                    ------------------------------
                                        James B. Hawkes, President

     This Amendment to the Registration Statement on Form N-1A of Eaton Vance Mutual Funds Trust (File No. 02-90946) has been signed below by the following persons in their capacities on April 23, 1999.

      SIGNATURE                                     TITLE
      ---------                                     -----

/s/ James B. Hawkes
-------------------           President (Chief Executive Officer) and Trustee
James B. Hawkes


/s/ James L. O'Connor
---------------------    Treasurer (and Principal Financial and Accounting Officer)
James L. O'Connor


Jessica M. Bibliowicz*
----------------------                            Trustee
Jessica M. Bibliowicz


Donald R. Dwight*
-----------------                                 Trustee
Donald R. Dwight


Samuel L. Hayes, III*
---------------------                             Trustee
Samuel L. Hayes


Norton H. Reamer*
-----------------                                 Trustee
Norton H. Reamer


Lynn A. Stout*
--------------                                    Trustee
Lynn A. Stout


John L. Thorndike*
------------------                                Trustee
John L. Thorndike


 Jack L. Treynor*
-----------------                                 Trustee
Jack L. Treynor


*By:  /s/  Alan R. Dynner
     -----------------------------------
           Alan R. Dynner (As attorney-in-fact)

                                  EXHIBIT INDEX

     The following exhibits are filed as part of this amendment to the Registration Statement pursuant to Rule 483 of Regulation C.

Exhibit No.    Description
-----------    -----------

  (i)(2)       Consent of Counsel to Opinion dated April 28, 1999.

  (j)(1) Consent of Independent Accountants for Eaton Vance Government Obligations Fund.

     (2)       Consent  of   Independent   Accountants   for  Eaton  Vance  Cash
               Management Fund, Eaton Vance Liquid Assets Fund and Eaton Vance Money Market Fund.

     (3)       Independent  Auditors'  Consent  for Eaton Vance  Municipal  Bond
               Fund.

     (4)       Consent  of  Independent  Accountants  for  Eaton  Vance Tax Free
               Reserves.

  (n)(1) Financial Data Schedule for the fiscal year ended December 31, 1998 for Eaton Vance Cash Management Fund.

     (2) Financial Data Schedule for the fiscal year ended December 31, 1998 for Eaton Vance Government Obligations Fund-Class A.

     (3) Financial Data Schedule for the fiscal year ended December 31, 1998 for Eaton Vance Government Obligations Fund-Class B.

     (4) Financial Data Schedule for the fiscal year ended December 31, 1998 for Eaton Vance Government Obligations Fund-Class C.

     (5) Financial Data Schedule for the fiscal year ended December 31, 1998 for Eaton Vance Liquid Assets Fund.

     (6) Financial Data Schedule for the fiscal year ended December 31, 1998 for Eaton Vance Money Market Fund.

     (7) Financial Data Schedule for the fiscal year ended December 31, 1998 for Eaton Vance Municipal Bond Fund-Class A.

     (8) Financial Data Schedule for the fiscal year ended December 31, 1998 for Eaton Vance Municipal Bond Fund-Class B.

     (9) Financial Data Schedule for the fiscal year ended December 31, 1998 for Eaton Vance Municipal Bond Fund-Class I.

     (10) Financial Data Schedule for the fiscal year ended December 31, 1998 for Eaton Vance Tax Free Reserves.

     (11) Financial Data Schedule for the fiscal year ended December 31, 1998 for Cash Management Portfolio.

     (12) Financial Data Schedule for the fiscal year ended December 31, 1998 for Government Obligations Portfolio.